UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-08009

                        Old Mutual Insurance Series Fund
               (Exact name of registrant as specified in charter)
                                    --------


                       4643 South Ulster Street, Suite 600
                                Denver, CO 80237
                    (Address of principal executive offices)

                                David J. Bullock
              4643 South Ulster Street, Suite 600, Denver, CO 80237
                     (Name and address of agent for service)

                                   Copies to:

William H. Rheiner, Esq.                     Andra C. Ozols, Esq.
Ballard Spahr Andrews & Ingersoll            Old Mutual Capital, Inc.
1735 Market Street, 51st Floor               4643 South Ulster Street, Suite 600
Philadelphia, PA 19103-7599                  Denver, CO 80237
(215) 864-8600                               (888) 744-5050

       Registrant's telephone number, including area code: 1-800-433-0051

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2006

Item 1.    Reports to Stockholders.


[LOGO OMITTED] OLD MUTUAL INSURANCE SERIES FUND


Old Mutual Columbus Circle Technology and Communications Portfolio

Old Mutual Growth II Portfolio

Old Mutual Large Cap Growth Portfolio

Old Mutual Large Cap Growth Concentrated Portfolio

Old Mutual Mid-Cap Portfolio

Old Mutual Select Value Portfolio

Old Mutual Small Cap Portfolio

Old Mutual Small Cap Growth Portfolio





SEMI-ANNUAL REPORT   June 30, 2006

[GRAPHIC ART OMITTED]

[BLANK PAGE]

[LOGO OMITTED] OLD MUTUAL INSURANCE SERIES FUND


Old Mutual Columbus Circle Technology and Communications Portfolio






SEMI-ANNUAL REPORT   June 30, 2006

[GRAPHIC ART OMITTED]

[BLANK PAGE]

TABLE OF CONTENTS

ABOUT THIS REPORT                                                            2

MESSAGE TO SHAREHOLDERS                                                      3

MANAGEMENT OVERVIEW                                                          4

STATEMENT OF NET ASSETS                                                      7

STATEMENT OF OPERATIONS                                                      9

STATEMENT OF CHANGES IN NET ASSETS                                          10

FINANCIAL HIGHLIGHTS                                                        11

NOTES TO FINANCIAL STATEMENTS                                               12

PORTFOLIO EXPENSES EXAMPLE                                                  18

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------

This report reflects views, opinions, and portfolio holdings as of June 30, 2006, the end of the report period. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of June 30, 2006, are included in the Portfolio's Statement of Net Assets. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market.

COMPARATIVE INDEX AND FUNDS AVERAGE
--------------------------------------------------------------------------------

The comparative index discussed in this report is meant to provide a basis for judging the Portfolio's performance against a specific securities index. The index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio's performance is also compared to a category average based on the average performance of mutual funds classified by Lipper, Inc. The Portfolio may significantly differ in holdings and composition from the index and average. Individuals cannot invest directly in an index or an average.

NYSE ARCA TECH 100 INDEX

The NYSE Arca Tech 100 Index (formerly known as the PSE Technology Index(R)) is a price-weighted index of the top 100 U.S. technology stocks from 16 different industries within the technology sector.

LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE

Funds that by portfolio practice invest at least 65% of their equity assets in science and technology stocks. The Lipper Science & Technology Funds Average represents the average performance of 293 mutual funds classified by Lipper, Inc. in the Science & Technology category as of June 30, 2006.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


DEAR SHAREHOLDER:

The U.S. equity market delivered attractive results for most asset classes for the six months ended June 30, 2006. After a robust first quarter, with healthy gains posted by all major averages, many broad equity indexes declined during the quarter ended June 30, 2006. With the successful approval and implementation of improvements to the Old Mutual Insurance Series' investment management and fee structure which were announced at the end of 2005, we have advanced toward our goals of providing enhanced benefits and service to shareholders. As a result of these enhancements, in addition to enjoying broader access to leading investment management firms, shareholders will benefit from significant reductions in expenses and fees.

While the first quarter was characterized by optimism which carried many broad U.S. equity indexes to near-historic highs, the second quarter represented a challenging environment across all capitalization and style disciplines in the U.S. market and globally. During the second quarter, the Federal Reserve sent mixed messages regarding its plans for further future interest rate increases, and continued inflation worries caused instability and increased volatility in the market. The market's uncertainty and a prevailing defensive sentiment during the second quarter took back a portion of the healthy gains registered in all equity asset classes during the first three months of 2006. Despite concerns including rising interest rates, skyrocketing oil prices and inflation, many broad U.S. market indexes remained positive through the first half of 2006.

Value style equity investments outperformed growth for the first six months of 2006, with small-cap value, as measured by the Russell 1000(R) Value Index, posting double digit returns. Stocks in small- and mid-cap companies generally posted stronger performance than large-cap stocks, although large-cap value gained ground during the second quarter amidst mounting uncertainty that led investors to favor larger, more liquid stocks. The technology sector, which had performed strongly during the latter part of 2005, faced a stiff headwind during the first half of 2006, which pushed the tech-heavy NASDAQ Composite Index into negative territory for the first half.

Most of the Old Mutual Insurance Series Fund Portfolios delivered positive absolute results for the six-month period ended June 30, 2006. We invite you to review the pages that follow for a complete performance discussion.

We value your investment in the Old Mutual Insurance Series Fund Portfolios and thank you for your continued support as we continue to serve your investment needs.

Sincerely,

/S/ DAVID J. BULLOCK               [PHOTO OMITTED]

David J. Bullock
PRESIDENT
OLD MUTUAL INSURANCE SERIES FUND

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW
SUB-ADVISOR: COLUMBUS CIRCLE INVESTORS


PERFORMANCE HIGHLIGHTS

O POSTING SLIGHTLY NEGATIVE RETURNS, THE PORTFOLIO OUTPERFORMED THE NYSE ARCA TECH 100 INDEX, BUT UNDERPERFORMED THE LIPPER SCIENCE AND TECHNOLOGY FUNDS AVERAGE.

O CONCERNS OVER A GLOBAL ECONOMIC SLOWDOWN DUE TO MONETARY TIGHTENING NEGATIVELY IMPACTED TECHNOLOGY STOCK RETURNS.

O THE PORTFOLIO BENEFITED FROM EXPOSURE TO STOCKS SUCH AS RSA SECURITY, CELGENE, AND AKAMAI TECHNOLOGIES.

O  GOOGLE WAS THE PORTFOLIO'S LARGEST HOLDING.


Q.  HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARKS?

A. The Old Mutual Columbus Circle Technology and Communications Portfolio declined 3.53% during the six-month period ended June 30, 2006. The Portfolio outperformed its benchmark, the NYSE Arca Tech 100 Index (formerly PSE Technology Index), which lost 6.01% during the same time period while underperforming the Lipper Science & Technology Funds Average, which was down 2.57%.


Q.  WHAT INVESTMENT ENVIRONMENT DID THE PORTFOLIO FACE DURING THE PAST SIX
    MONTHS?

A. The prospect of slowing global economic growth has been a concern for some time. During the latter portion of the period, technology stocks lost some steam due to this concern. While global growth remains robust, central banks continue to tighten monetary policy to ward off the fear of inflation. Despite this, Columbus Circle Investors ("Columbus Circle"), the Portfolio's sub-advisor, believes that technology companies continue to see signs of accelerating capital expenditures due to pent-up demand within corporations. The firm notes that enterprises are flush with cash and are just beginning to invest in new projects for growth as opposed to the cost-cutting activities that they have engaged in over the last five years.


Q.  WHICH MARKET FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

A. The concerns noted above over a global economic slowdown due to monetary tightening negatively impacted technology stock returns. The Old Mutual Columbus Circle Technology and Communications Portfolio lost momentum toward the end of the period as these concerns played out in the Portfolio's holdings. Additionally, concerns over stock option accounting hurt valuations in the technology sector and this factor also detracted from the Portfolio's performance. Strong returns in the health technology sector, which includes Celgene, and the software sector, which includes Akamai Technologies and RSA Security, contributed to the Portfolio's performance during the six-month period.


Q.  HOW DID SECURITY COMPOSITION AFFECT PORTFOLIO PERFORMANCE?

A. RSA Security, Celgene, and Akamai Technologies are notable securities that contributed to the Portfolio's performance. RSA Security rose significantly as EMC agreed to purchase the security software company, focused on authentication and identity management, late in the quarter. Biotechnology company Celgene appreciated as the company significantly exceeded first-quarter revenue and earnings expectations, driven by strength in Revlimid, its new cancer drug. Already approved for Myelodysplastic Syndrome (a form of leukemia) in late June, the FDA granted the drug additional approval for the treatment of Multiple Myeloma, a cancer suffered by a much larger population. At the same time Akamai Technologies, a provider of content and application delivery technology that speeds up performance of the Internet for corporations, surpassed estimates and raised forward guidance. Akamai Technologies continues to benefit from its leadership position as well as the increased amount of content being delivered over the Internet. High profile events such as the NCAA tournament and the World Cup, as well as downloading of popular network TV series, are among the many recent examples of increasing amounts of high value content distributed via the Internet.


Columbus Circle Technology and
Communications Portfolio

    Among the Portfolio's weaker performers during the six-month period was Silicon Laboratories (no longer a Portfolio holding), a designer of communications semiconductors. The company disappointed investors by leaving full-year earnings guidance unchanged due to increased operating expenses for new product launches. Columbus Circle had originally purchased Silicon Laboratories because they believed there was significant potential for new products, but the stock has been sold after channel checks suggested the cell phone market was weakening and component inventories were building. Also trading down during the period was optical components company Finisar (no longer a Portfolio holding). Lowered margin expectations due to mix shift and higher fabrication costs caused the company to maintain earnings guidance for the year. Broadcom, a designer of communications and networking semiconductors, declined on macroeconomic growth concerns and, like many other high growth technology companies, worries over stock option grant backdating. The stock declined despite beating expectations for the first quarter and raising forward guidance. The sub-advisor continues to hold Broadcom due to four powerful secular trends that are benefiting the company: growth of Bluetooth enabled cell phones, demand for high definition televisions, inclusion of personal video recorders into cable set-top boxes, and demand for high-speed DSL data lines.


Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE TECHNOLOGY SECTOR?

A. Looking ahead, the Portfolio's sub-advisor sees a continuation of solid fundamentals in 2006 as pent-up demand caused by a lack of investment in technology drives spending. Columbus Circle notes, however, that stock market volatility has increased, and is likely to continue in the near term due to the increased uncertainty over economic growth. The Portfolio will continue to focus on dynamic companies in attractive markets that stand to benefit from positive industry dynamics and dominant secular trends.



TOP TEN COMMON STOCK HOLDINGS AS OF JUNE 30, 2006 (UNAUDITED)


Google, Cl A                    5.2%
--------------------------------------------------
Qualcomm                        3.5%
--------------------------------------------------
Hewlett-Packard                 3.3%
--------------------------------------------------
Nokia ADR                       3.3%
--------------------------------------------------
Cisco Systems                   3.2%
--------------------------------------------------
Citrix Systems                  3.2%
--------------------------------------------------
Broadcom, Cl A                  3.1%
--------------------------------------------------
Harris                          3.1%
--------------------------------------------------
Applied Materials               2.7%
--------------------------------------------------
Adobe Systems                   2.7%
--------------------------------------------------
As a % of Total
Portfolio Investments          33.3%
--------------------------------------------------

                                                  Columbus Circle Technology and
                                                        Communications Portfolio

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                                                 SIX           ONE      ANNUALIZED      ANNUALIZED     ANNUALIZED
                                                INCEPTION       MONTH         YEAR        3 YEAR          5 YEAR        INCEPTION
                                                  DATE         RETURN        RETURN       RETURN          RETURN         TO DATE
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology
  and Communications Portfolio                   4/30/97      (3.53)%       12.84%        11.60%         (10.58)%        (0.46)%
NYSE Arca Tech 100 Index
  (formerly PSE Technology Index)                4/30/97      (6.01)%        5.66%        12.15%           1.90%         13.59%
Lipper Science & Technology Funds Average+       4/30/97      (2.57)%        9.10%        10.21%          (4.43)%         6.69%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index and funds average can be found on page 2.

Prior to November 2, 1999, the Portfolio was diversified and did not concentrate its investments. Therefore, the Portfolio's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

+ Returns represent the average return of the funds that comprised the Lipper Science & Technology Funds Average as of the beginning of the applicable return period.


VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED--PLOT POINTS ARE AS FOLLOWS:]

                                              NYSE Arca Tech
                                               100 Index
                    Old Mutual Columbus       (formerly PSE     Lipper Science
                   Circle Technology and       Technology       & Technology
                 Communications Portfolio         Index)        Funds Average
4/30/97                   $10000                 $10000             $10000
12/31/97                   10409                  11639              12003
12/31/98                   13761                  18049              18326
12/31/99                   46013                  39137              40398
12/31/2000                 26632                  32828              27713
12/31/2001                 12698                  27766              18330
12/31/2002                  5843                  18564              10644
12/31/2003                  8491                  28333              16729
12/31/2004                  9036                  31758              17509
12/31/2005                  9932                  34235              18409
6/30/2006                   9581                  32178              17936

Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of April 30, 1997 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.


SECTOR WEIGHTINGS AS OF JUNE 30, 2006 -- % of Total Portfolio Investments
--------------------------------------------------------------------------------

[PIE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

Consumer Discretionary           8%
Healthcare                      11%
Industrials                      1%
Information Technology          75%
Repurchase Agreement             2%
Telecom                          3%

STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.7%
ADVERTISING SALES -- 1.4%
Lamar Advertising, Cl A*              24,800   $     1,336
                                               -----------
Total Advertising Sales                              1,336
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE -- 5.3%
Citrix Systems*                       77,800         3,123
Microsoft                             86,700         2,020
                                               -----------
Total Applications Software                          5,143
--------------------------------------------------------------------------------
CASINO SERVICES -- 1.9%
International Game Technology         48,300         1,833
                                               -----------
Total Casino Services                                1,833
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 2.1%
NII Holdings*                         35,900         2,024
                                               -----------
Total Cellular Telecommunications                    2,024
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.3%
Alliance Data Systems*                20,887         1,229
                                               -----------
Total Commercial Services                            1,229
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 1.0%
Trident Microsystems*                 52,728         1,001
                                               -----------
Total Computer Graphics                              1,001
--------------------------------------------------------------------------------
COMPUTERS -- 6.0%
Apple Computer*                       45,100         2,576
Hewlett-Packard                      100,500         3,184
                                               -----------
Total Computers                                      5,760
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.8%
Network Appliance*                    36,600         1,292
SanDisk*                              28,200         1,438
                                               -----------
Total Computers-Memory Devices                       2,730
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.1%
Mastercard, Cl A*                     22,300         1,070
                                               -----------
Total Data Processing/Management                     1,070
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 1.1%
aQuantive*                            41,100         1,041
                                               -----------
Total E-Marketing/Information                        1,041
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 8.7%
Broadcom, Cl A*                      100,514         3,020
Microchip Technology                  33,100         1,110
Micron Technology*                    92,400         1,392
Microsemi*                            56,902         1,387
Sirf Technology Holdings*             46,790         1,508
                                               -----------
Total Electronic Components-Semiconductors           8,417
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
ELECTRONIC FORMS -- 2.7%
Adobe Systems*                        85,648   $     2,600
                                               -----------
Total Electronic Forms                               2,600
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 1.5%
Garmin                                13,600         1,434
                                               -----------
Total Electronic Measuring Instruments               1,434
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 7.6%
BEA Systems*                         184,500         2,415
Informatica*                         108,500         1,428
Oracle*                              138,200         2,002
SAP ADR                               27,700         1,455
                                               -----------
Total Enterprise Software/Services                   7,300
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOT -- 2.1%
Rockwell Automation                   28,000         2,016
                                               -----------
Total Industrial Automation/Robot                    2,016
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 1.4%
Thermo Electron*                      35,900         1,301
                                               -----------
Total Instruments-Controls                           1,301
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 4.0%
Akamai Technologies*                  61,900         2,240
Opsware*                             195,100         1,608
                                               -----------
Total Internet Infrastructure Software               3,848
--------------------------------------------------------------------------------
INTERNET SECURITY -- 3.1%
Checkfree*                            41,900         2,077
RSA Security*                         35,423           963
                                               -----------
Total Internet Security                              3,040
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 1.5%
Haemonetics*                          31,400         1,460
                                               -----------
Total Medical Products                               1,460
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.9%
Celgene*                              38,627         1,832
                                               -----------
Total Medical-Biomedical/Genetic                     1,832
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.5%
Shire ADR                             32,700         1,446
                                               -----------
Total Medical-Drugs                                  1,446
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 3.2%
Cisco Systems*                       160,500         3,135
                                               -----------
Total Networking Products                            3,135
--------------------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO -- concluded
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
PRINTING-COMMERCIAL -- 1.0%
VistaPrint*                           35,423   $       947
                                               -----------
Total Printing-Commercial                              947
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 2.4%
Marvell Technology Group*             53,300         2,363
                                               -----------
Total Semiconductor Components-
   Integrated Circuits                               2,363
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 4.2%
Applied Materials                    160,500         2,613
ASML Holdings*                        70,800         1,432
                                               -----------
Total Semiconductor Equipment                        4,045
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 4.0%
Comverse Technology*                  46,900           927
Harris                                71,300         2,960
                                               -----------
Total Telecommunications Equipment                   3,887
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 1.4%
Corning*                              57,700         1,396
                                               -----------
Total Telecommunications
   Equipment-Fiber Optics                            1,396
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 2.4%
NeuStar, Cl A*                        69,800         2,356
                                               -----------
Total Telecommunications Services                    2,356
--------------------------------------------------------------------------------
TRANSACTIONAL SOFTWARE -- 1.1%
VeriFone Holdings*                    35,800         1,091
                                               -----------
Total Transactional Software                         1,091
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 7.2%
Google, Cl A*                         11,900         4,990
Yahoo!*                               60,400         1,993
                                               -----------
Total Web Portals/ISP                                6,983
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 9.5%
American Tower, Cl A*                 57,000         1,774
Motorola                              47,100           949
Nokia ADR                            156,000         3,160
Qualcomm                              83,200         3,334
                                               -----------
Total Wireless Equipment                             9,217
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Shares/Face   Market
Description                        Amount (000) Value (000)
--------------------------------------------------------------------------------
X-RAY EQUIPMENT -- 2.3%
Hologic*                              44,700   $     2,206
                                               -----------
Total X-Ray Equipment                                2,206
                                               -----------
TOTAL COMMON STOCK (COST $78,478)                   95,487
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.0%
Morgan Stanley 5.050%, dated 06/30/06,
   to be repurchased on 07/03/06,
   repurchase price $998,650
   (collateralized by a U.S.
   Government obligation, par value
   $1,275,000, 0.000%, 09/26/10,
   total market value $1,018,674)(A)    $998           998
                                               -----------
TOTAL REPURCHASE AGREEMENT (COST $998)                 998
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.7% (COST $79,476)            96,485
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.3%
Receivable for investment securities sold            1,219
Payable for investment securities purchased           (807)
Payable for management fees                            (53)
Other assets and liabilities, net                      (66)
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES                     293
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                            $    96,778
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)
   based on 39,393,519 outstanding
   shares of beneficial interest               $ 1,493,609
Accumulated net investment loss                       (217)
Accumulated net realized loss on investments    (1,413,623)
Net unrealized appreciation on investments          17,009
                                               -----------
TOTAL NET ASSETS                               $    96,778
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                   $2.46
--------------------------------------------------------------------------------

* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
ISP -- Internet Service Provider
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                    OLD MUTUAL
                                                                                            COLUMBUS CIRCLE TECHNOLOGY
                                                                                           AND COMMUNICATIONS PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                                                                     $     213
     Interest                                                                                             47
     Less: Foreign Taxes Withheld                                                                        (15)
---------------------------------------------------------------------------------------------------------------------------
       TOTAL INVESTMENT INCOME                                                                           245
---------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Management Fees                                                                                     517
     Trustees' Fees                                                                                       16
     Professional Fees                                                                                    25
     Printing Fees                                                                                        24
     Transfer Agent Fees                                                                                  16
     Custodian Fees                                                                                        6
     Other Fees                                                                                            9
---------------------------------------------------------------------------------------------------------------------------
       TOTAL EXPENSES                                                                                    613
---------------------------------------------------------------------------------------------------------------------------
LESS:
     Waiver of Management Fees                                                                          (151)
---------------------------------------------------------------------------------------------------------------------------
       NET EXPENSES                                                                                      462
---------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT LOSS                                                                                (217)
---------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain from
       Security Transactions                                                                          24,037
     Net Change in Unrealized
       Depreciation on Investments                                                                   (27,014)
---------------------------------------------------------------------------------------------------------------------------
     NET REALIZED AND UNREALIZED
       LOSS ON INVESTMENTS                                                                            (2,977)
---------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS
       RESULTING FROM OPERATIONS                                                                   $  (3,194)
---------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 2005, RESPECTIVELY

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            OLD MUTUAL
                                                                                                    COLUMBUS CIRCLE TECHNOLOGY
                                                                                                   AND COMMUNICATIONS PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                1/1/06 to
                                                                                                 6/30/06                  1/1/05 to
                                                                                               (Unaudited)                12/31/05
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Loss                                                                        $    (217)                 $ (1,035)
   Net Realized Gain from Security Transactions                                                  24,037                     2,997
   Net Change in Unrealized Appreciation (Depreciation) on Investments                          (27,014)                    7,008
----------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations                               (3,194)                    8,970
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued                                                                                    819                     2,241
   Shares Redeemed                                                                              (16,150)                  (41,049)
----------------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets Derived from Capital Share Transactions                               (15,331)                  (38,808)
----------------------------------------------------------------------------------------------------------------------------------
   Total Decrease in Net Assets                                                                 (18,525)                  (29,838)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                                                          115,303                   145,141
----------------------------------------------------------------------------------------------------------------------------------
   End of Period                                                                              $  96,778                  $115,303
----------------------------------------------------------------------------------------------------------------------------------
   Accumulated Net Investment Loss                                                            $    (217)                 $     --
----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   Shares Issued                                                                                    314                       980
   Shares Redeemed                                                                               (6,176)                  (18,242)
----------------------------------------------------------------------------------------------------------------------------------
   Net Decrease in Shares Outstanding                                                            (5,862)                  (17,262)
----------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED) AND THE YEARS ENDED DECEMBER 31



                                                           Net
                  Net                                 Realized and
                 Asset                                 Unrealized                               Dividends         Distributions
                Value,                 Net                Gains               Total             from Net              from
               Beginning           Investment           (Losses)               From            Investment            Capital
               of Period              Loss            on Securities         Operations           Income               Gains
------------------------------------------------------------------------------------------------------------------------------------

  OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO

  2006*        $  2.55              $(0.01)  1         $  (0.08)             $ (0.09)           $ --                  $ --
  2005            2.32               (0.02)  1             0.25                 0.23              --                    --
  2004            2.18               (0.01)  1             0.15                 0.14              --                    --
  2003            1.50               (0.02)  1             0.70                 0.68              --                    --
  2002            3.26               (0.03)               (1.73)               (1.76)             --                    --
  2001 1         24.77               (0.03)  1           (14.63)              (14.66)             --                 (6.85)
------------------------------------------------------------------------------------------------------------------------------------





                   Total                  Net                                     Net                  Ratio
                 Dividends           Asset Value,                             Assets, End           of Expenses
                    and                   End               Total              of Period            to Average
               Distributions           of Period            Return               (000)              Net Assets
--------------------------------------------------------------------------------------------------------------------

  OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO

  2006*             $ --                    $2.46             (3.53)%+             $  96,778             0.85%**
  2005                --                     2.55              9.91%                 115,303             1.14%
  2004                --                     2.32              6.42%                 145,141             1.13%
  2003                --                     2.18             45.33%                 192,967             1.10%
  2002                --                     1.50            (53.99)%                168,266             1.08%
  2001 1          (6.85)                     3.26            (52.32)%                453,689             1.05%
--------------------------------------------------------------------------------------------------------------------

                                        Ratio
                                     of Expenses
                                     to Average
                Ratio of Net         Net Assets
                 Investment          (Excluding
                    Loss             Waivers and            Portfolio
                 to Average            Expense              Turnover
                 Net Assets          Reduction)               Rate
--------------------------------------------------------------------------

  OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO

  2006*              (0.40)%**            1.13%**              117.32%+
  2005               (0.87)%              1.14%                 29.66%
  2004               (0.69)%              1.13%                 76.42%
  2003               (0.84)%              1.10%                167.83%
  2002               (0.85)%              1.08%                236.25%
  2001 1             (0.58)%              1.05%                285.73%
--------------------------------------------------------------------------


 * For the six-month period ended June 30, 2006.
** Annualized.
 + Total return and portfolio turnover have not been annualized.
 1 Per share calculations were performed using the average shares for the period.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (UNAUDITED)


1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Columbus Circle Technology and Communications Portfolio (the "Technology and Communications Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. Prior to November 2005, the Trust was known as PBHG Insurance Series Fund and the Technology and Communications Portfolio was known as the Liberty Ridge Technology & Communications Portfolio. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Technology and Communications Portfolio and seven other funds: the Old Mutual Growth II Portfolio (the "Growth II Portfolio"), the Old Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Old Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Old Mutual Select Value Portfolio (the "Select Value Portfolio"), the Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), and the Old Mutual Small Cap Portfolio (the "Small Cap Portfolio"), (each a "Portfolio" and collectively, the "Portfolios").

Each Portfolio of the Trust is classified as a diversified management investment company, with the exception of the Large Cap Growth Concentrated Portfolio and the Technology and Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements for the Technology and Communications Portfolio are presented in this report; the financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2006, 63% and 19% of the outstanding shares of the Technology and Communications Portfolio were held by the separate accounts of two participating insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Technology and Communications Portfolio in the preparation of its financial statements.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

SECURITY VALUATION -- Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Trust uses prices reported by pricing services to calculate the market value of securities in the Portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Portfolio's Fair Value Procedures are implemented through a Fair Value Committee designated by the Board. The valuation is assigned to Fair Valued Securities for purposes of calculating a Portfolio's net asset value ("NAV"). Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

SECURITY TRANSACTIONS AND DIVIDEND & INTEREST INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

DIVIDENDS AND DISTRIBUTIONs -- Dividends from net investment income for a Portfolio are declared annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Dividends paid from a Portfolio from net investment income and distributions from net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

FOREIGN WITHHOLDING TAXES -- A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- Per the terms of an informal agreement with U.S. Bank, N.A. ("U.S. Bank") (formerly Wachovia Bank, N.A.), the custodian of the Trust, if a Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with U.S. Bank, on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with U.S. Bank, on the following day.

FOREIGN CURRENCY CONVERSION -- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

   (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

FUTURES CONTRACTS -- A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Technology and Communications Portfolio had no outstanding futures contracts as of June 30, 2006.

OPTIONS -- A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Technology and Communications Portfolio had no outstanding options contracts as of June 30, 2006.

AS OF JUNE 30, 2006 (UNAUDITED)


COMMISSION RECAPTURE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolios. Commission Recapture arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the Technology and Communications Portfolio received $0 during the six-month period ended June 30, 2006.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the six-month period ended June 30, 2006, no interest was earned under this arrangement.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND
   OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

INVESTMENT ADVISOR -- Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as investment advisor to each Portfolio, replacing Liberty Ridge Capital ("Liberty Ridge"), the Trusts' previous advisor. Old Mutual Capital is an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Old Mutual Capital was appointed on an interim basis pursuant to an interim advisory agreement ("Interim Agreement") pending shareholder approval of a new management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Under the terms of the Interim Agreement, Old Mutual Capital was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services, as described in the "Administrator" section below. In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate as shown below. The Management Fee paid to Old Mutual Capital under the terms of the Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio. The rates have been in effect since January 1, 2006.

                                                           MANAGEMENT FEE BREAKPOINT ASSET THRESHOLDS
------------------------------------------------------------------------------------------------------------------------------------
                                $0 TO      $300 MILLION    $500 MILLION    $750 MILLION   $1.0 BILLION   $1.5 BILLION
                               LESS THAN    TO LESS THAN   TO LESS THAN    TO LESS THAN   TO LESS THAN   TO LESS THAN  $2.0 BILLION
                             $300 MILLION   $500 MILLION   $750 MILLION    $1.0 BILLION   $1.5 BILLION   $2.0 BILLION   OR GREATER
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Columbus
  Circle Technology &
  Communications Portfolio       0.95%          0.90%          0.85%           0.80%          0.75%          0.70%         0.65%


ADMINISTRATOR -- Effective January 1, 2006, Old Mutual Capital replaced Old Mutual Fund Services as administrator to the Trust and the Portfolios. Under the terms of the Management Agreement, Old Mutual Capital receives the Management Fees listed above for providing both advisory and administrative services. The fee that Old Mutual Capital receives for providing these services is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

EXPENSE LIMITATION AGREEMENT -- In the interest of limiting expenses of the Technology and Communications Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement") through December 31, 2008, with respect to the Technology and Communications Portfolio, pursuant to which the Advisor has contractually agreed to waive or limit its fees and to assume other expenses of the Technology and Communications Portfolio to the extent necessary to limit the total annual expenses to no more than 0.85% of the Technology and Communications Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Technology and Communications Portfolio's business.

REIMBURSEMENT OF MANAGEMENT FEES WAIVED -- The Advisor may seek reimbursement for Management Fees waived or reimbursed and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which Management Fees were waived. Reimbursement by the Technology and Communications Portfolio of the Management Fees waived or reimbursed and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Technology and Communications Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Technology and Communications Portfolio to exceed 0.85%. Consequently, no reimbursement by the Technology and Communications Portfolio will be made unless: (i) the Technology and Communications Portfolio's assets exceed $75 million; (ii) the Technology and Communications Portfolio's total annual expense ratio is less than 0.85%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses previously paid by Liberty Ridge as the previous investment advisor.

At June 30, 2006, pursuant to the above, the amount of previously waived and reimbursed fees for the Technology and Communications Portfolio for which the Advisor may seek reimbursement was $150,873.

SUB-ADVISORY AGREEMENTS -- Effective January 1, 2006, the Trust, on behalf of the Technology and Communications Portfolio, and the Advisor entered into an interim sub-advisory agreement with Columbus Circle Investors to provide sub-advisory services to the Technology and Communications Portfolio on an interim basis pending shareholder approval of the final sub-advisory agreement ("Sub-Advisory Agreement"), which was received on April 19, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of the Technology and Communications Portfolio net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fee is calculated as follows:

                               $0 TO      $300 MILLION    $500 MILLION   $750 MILLION   $1.0 BILLION   $1.5 BILLION
                              LESS THAN    TO LESS THAN   TO LESS THAN   TO LESS THAN   TO LESS THAN   TO LESS THAN   $2.0 BILLION
                            $300 MILLION   $500 MILLION   $750 MILLION   $1.0 BILLION   $1.5 BILLION   $2.0 BILLION    OR GREATER
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Columbus
  Circle Technology and
  Communications Portfolio      0.60%          0.55%          0.50%          0.45%          0.40%          0.35%          0.30%
------------------------------------------------------------------------------------------------------------------------------------


SUB-ADMINISTRATOR -- SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in providing administrative services to the Trust. Pursuant to an amended and restated administration agreement between Old Mutual Capital and the Sub-Administrator, the Sub-Administrator will be paid a portion of Old Mutual Capital's fees based on the resulting higher value from the following calculations (A) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds, and Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios in the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.

The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party.

DISTRIBUTOR -- The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH. The Distributor receives no compensation for serving in such capacity.

TRANSFER AGENT -- DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trusts to persons who beneficially own interest in the Trust.

CUSTODIAN -- U.S. Bank serves as the custodian for the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and the Distributor, received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Technology and Communications Portfolio for the six-month period ended June 30, 2006, amounted to $126,031,465 and $141,218,847, respectively.

5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

It is the Technology and Communications Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged

NOTES TO FINANCIAL STATEMENTS -- concluded
AS OF JUNE 30, 2006 (UNAUDITED)


or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2005, primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, were reclassified to/from the following accounts (000):

                                           INCREASE
           DECREASE                    UNDISTRIBUTED NET
        PAID-IN-CAPITAL                INVESTMENT INCOME
--------------------------------------------------------------------------------
           $(1,035)                         $1,035
--------------------------------------------------------------------------------

This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2005 and December 31, 2004, respectively.

As of December 31, 2005, the components of accumulated losses were as follows
(000):

CAPITAL LOSS CARRYFORWARDS EXPIRING:
--------------------------------------------------------------------------------
  December 2009                               $(1,160,936)
  December 2010                                  (273,029)
  Unrealized appreciation                          40,328
--------------------------------------------------------------------------------
                                              $(1,393,637)
--------------------------------------------------------------------------------

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. During the year ended December 31, 2005, the Technology and Communications Portfolio utilized $2,614 (000) of capital loss carryforwards to offset net realized capital gains.

The federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Technology and Communications Portfolio for federal income tax purposes at June 30, 2006 were as follows (000):

                                                                                                       NET
            FEDERAL                   UNREALIZED                      UNREALIZED                   UNREALIZED
           TAX COST                  APPRECIATION                    DEPRECIATION                 APPRECIATION
---------------------------------------------------------------------------------------------------------------------------
            $79,476                     $19,413                        $(2,404)                      $17,009


6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Technology and Communications Portfolio are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Technology and Communications Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Technology and Communications Portfolio concentrates its investments in specific industries within the technology and communications sectors, which causes the Technology and Communications Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries. The Technology and Communications Portfolio's performance may be impacted by general economic conditions, worldwide scientific and technological developments, product cycles, competition, and government regulation.

NON-DIVERSIFIED PORTFOLIO RISK. The Technology and Communications Portfolio is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Technology and Communications Portfolio may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Technology and Communications Portfolio's NAV and total return than a diversified portfolio. The Technology and Communications Portfolio's share prices may also be more volatile than those of a diversified portfolio.

SMALL AND MID-SIZE COMPANY RISK. The Technology and Communications Portfolio may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of smaller-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Technology and Communications Portfolio could have greater difficulty buying or selling a security of a smaller-cap issuer at an acceptable price, especially in periods of market volatility.

7. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of each of Old Mutual Advisor Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trust (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission in August 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended June 30, 2006.

8. LITIGATION WITH RESPECT TO FORMER INVESTMENT ADVISOR
--------------------------------------------------------------------------------

In June 2004, the Trust's former investment advisor, Liberty Ridge, reached settlement agreements with respect to market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") related to activity in PBHG Funds (now known as the Old Mutual Advisor Funds II), an investment company in the same mutual fund complex having the same Board of Trustees as the Trust. Under the NYAG settlement, if certain terms and undertakings in that settlement are not met, the NYAG settlement stipulates that Liberty Ridge (formerly known as Pilgrim Baxter & Associates, Ltd. ("PBA")) shall promptly terminate its management of any Portfolio. In this event, the Board of Trustees would be required to seek new investment management of the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including a class action suit ("Class Action Suit") and a separate derivative suit ("Derivative Suit") (together, the "Civil Litigation"), have been filed against Liberty Ridge, PBHG Funds, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action.

The Civil Litigation is primarily based upon allegations that the defendants engaged in, or facilitated market timing in the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including, but not limited to: (i) violations of various provisions of the federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees on the Board, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On September 2, 2005, PBA was served with a cease and desist order by the West Virginia state auditor (the "WVAG Litigation). The Trust was not named as a defendant in these proceedings. The state auditor alleges that PBA, and others, violated the West Virginia Uniform Securities Act, West Virginia Codes sections 32-1-101 et seq., by, among other things, failing to disclose the alleged market timing activities to their shareholders. The state auditor seeks an order directing PBA to (i) cease and desist from further violations of the Securities Act of 1933; (ii) disgorge all fees received from the illegal conduct; (iii) pay all administrative and investigatory costs and attorney fees; and (iv) pay an administrative assessment in the amount determined by the auditor. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies (such actions, together with the Civil Litigation and the WVAG Litigation, the "Litigation").

At this stage of the Litigation, it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. In addition, if Liberty Ridge is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940. Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge, including Old Mutual Capital, from serving as an investment advisor to any registered investment company, including the Trust. The Trust has been informed that if these results occur, exemptive relief from the SEC will be sought to permit Liberty Ridge and any affiliated entity to serve as an advisor or sub-advisor to the Trust. There is no assurance that such exemptive relief will be granted.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)


SIX-MONTH HYPOTHETICAL EXPENSE EXAMPLE -- JUNE 30, 2006 (UNAUDITED)


EXAMPLE. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Technology and Communications Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six month period ended June 30, 2006.

ACTUAL EXPENSES. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Technology and Communications Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Technology and Communications Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Technology and Communications Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Technology and Communications Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                                               ANNUALIZED               EXPENSES
                                                  BEGINNING               ENDING                 EXPENSE                  PAID
                                                   ACCOUNT               ACCOUNT                 RATIOS                  DURING
                                                    VALUE                 VALUE               FOR THE SIX-             SIX-MONTH
                                                    1/1/06               6/30/06              MONTH PERIOD              PERIOD*
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Portfolio
------------------------------------------------------------------------------------------------------------------------------------
  Actual Portfolio Return                         $1,000.00              $  964.70                 0.85%                 $4.14
  Hypothetical 5% Return                           1,000.00               1,020.58                 0.85                   4.26
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Technology and Communications Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[LOGO OMITTED] OLD MUTUAL INSURANCE SERIES FUND

Old Mutual Growth II Portfolio

SEMI-ANNUAL REPORT     June 30, 2006


[GRAPHIC ART OMITTED]

                                  [BLANK PAGE]

TABLE OF CONTENTS



ABOUT THIS REPORT                                                              2

MESSAGE TO SHAREHOLDERS                                                        3

MANAGEMENT OVERVIEW                                                            4

STATEMENT OF NET ASSETS                                                        7

STATEMENT OF OPERATIONS                                                       13

STATEMENT OF CHANGES IN NET ASSETS                                            14

FINANCIAL HIGHLIGHTS                                                          15

NOTES TO FINANCIAL STATEMENTS                                                 16

PORTFOLIO EXPENSES EXAMPLE                                                    22

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------

This report reflects views, opinions, and portfolio holdings as of June 30, 2006, the end of the report period. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of June 30, 2006, are included in the Portfolio's Statement of Net Assets. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market.

COMPARATIVE INDEX AND FUNDS AVERAGE
--------------------------------------------------------------------------------

The comparative index discussed in this report is meant to provide a basis for judging the Portfolio's performance against a specific securities index. The index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio's performance is also compared to a category average based on the average performance of mutual funds classified by Lipper, Inc. The Portfolio may significantly differ in holdings and composition from the index and average. Individuals cannot invest directly in an index or an average.

RUSSELL MIDCAP(R) GROWTH INDEX

The unmanaged Russell Midcap(R) Growth Index consists of stocks from the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values.

LIPPER MID-CAP GROWTH FUNDS AVERAGE

Funds that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Mid-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure compared to the S&P MidCap 400 Index. The Lipper Mid-Cap Growth Funds Average represents the average performance of 614 mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category as of June 30, 2006.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


DEAR SHAREHOLDER:

The U.S. equity market delivered attractive results for most asset classes for the six months ended June 30, 2006. After a robust first quarter, with healthy gains posted by all major averages, many broad equity indexes declined during the quarter ended June 30, 2006. With the successful approval and implementation of improvements to the Old Mutual Insurance Series' investment management and fee structure which were announced at the end of 2005, we have advanced toward our goals of providing enhanced benefits and service to shareholders. As a result of these enhancements, in addition to enjoying broader access to leading investment management firms, shareholders will benefit from significant reductions in expenses and fees.

While the first quarter was characterized by optimism which carried many broad U.S. equity indexes to near-historic highs, the second quarter represented a challenging environment across all capitalization and style disciplines in the U.S. market and globally. During the second quarter, the Federal Reserve sent mixed messages regarding its plans for further future interest rate increases, and continued inflation worries caused instability and increased volatility in the market. The market's uncertainty and a prevailing defensive sentiment during the second quarter took back a portion of the healthy gains registered in all equity asset classes during the first three months of 2006. Despite concerns including rising interest rates, skyrocketing oil prices and inflation, many broad U.S. market indexes remained positive through the first half of 2006.

Value style equity investments outperformed growth for the first six months of 2006, with small-cap value, as measured by the Russell 1000(R) Value Index, posting double digit returns. Stocks in small- and mid-cap companies generally posted stronger performance than large-cap stocks, although large-cap value gained ground during the second quarter amidst mounting uncertainty that led investors to favor larger, more liquid stocks. The technology sector, which had performed strongly during the latter part of 2005, faced a stiff headwind during the first half of 2006, which pushed the tech-heavy NASDAQ Composite Index into negative territory for the first half.

Most of the Old Mutual Insurance Series Fund Portfolios delivered positive absolute results for the six-month period ended June 30, 2006. We invite you to review the pages that follow for a complete performance discussion.

We value your investment in the Old Mutual Insurance Series Fund Portfolios and thank you for your continued support as we continue to serve your investment needs.

Sincerely,



/S/ David J. Bullock

DAVID J. BULLOCK
PRESIDENT
OLD MUTUAL INSURANCE SERIES FUND

OLD MUTUAL GROWTH II PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW
SUB-ADVISORS: MUNDER CAPITAL MANAGEMENT AND TURNER INVESTMENT PARTNERS, INC.

PERFORMANCE HIGHLIGHTS


O THE PORTFOLIO OUTPERFORMED THE RUSSELL MIDCAP(R) GROWTH INDEX, BUT TRAILED THE
  LIPPER MID-CAP GROWTH FUNDS AVERAGE DURING THE PERIOD.

O FOR MUNDER, THE TOP PERFORMING SECTOR WAS INFORMATION TECHNOLOGY AND THE WORST
  PERFORMING SECTOR WAS ENERGY.

O FOR TURNER, STOCK SELECTION WAS STRONGEST IN THE CONSUMER STAPLES AND PRODUCER
  DURABLES SECTORS, WHILE HEALTH CARE AND AUTOMOBILE AND TRANSPORTATION DETRACTED FROM PERFORMANCE.

Q.  HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended June 30, 2006, the Old Mutual Growth II Portfolio gained 2.83%. The Portfolio outperformed the Russell Midcap(R) Growth Index, which returned 2.56% for the period, but trailed the Lipper Mid-Cap Growth Funds Average which returned 3.00%.


Q.  WHAT INVESTMENT ENVIRONMENT DID THE PORTFOLIO FACE DURING THE PAST SIX
    MONTHS?

A. Persistent worries about inflation, rising interest rates, and high energy prices fueled potent crosscurrents and weighed heavily on the market during the period. Despite these pressures, the broad stock market, as measured by the S&P 500 Index, gained 2.71% for the six months. Performance was led by strong earnings that kept stocks afloat despite the enduring headwinds.

    The latter half of the period represented a challenging environment across all capitalization and style disciplines, and on a global scale. Mixed messages regarding the Federal Reserve's ("Fed") plans for further future interest rate increases and worries regarding inflation caused volatility in the global equity market. One of the Portfolio's sub-advisors, Munder Capital Management ("Munder"), notes that the most recent comments out of the Fed seem less hawkish and may signal an earlier easing in their monetary policies than expected.


Q.  WHICH MARKET FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

A. The S&P 400 MidCap Index's return of 4.24% significantly outperformed the larger S&P 500 Index's return of 2.71% for the six-month period ended June 30, 2006. Considerable strides were made by mid-cap stocks during the first quarter, but some of those gains were given up in the second quarter, which represented a challenging environment for all capitalizations and style disciplines.


Q.  HOW DID SECURITY COMPOSITION AFFECT PORTFOLIO PERFORMANCE?

A. On an absolute basis, industrials, information technology and financials were top contributing sectors to the Portfolio's performance. At the same time consumer discretionary, energy, and utilities detracted from absolute returns.

    For Munder, overall stock selection was strong, as evidenced by American Commercial Lines, FormFactor, and j2 Global Communications, Munder's top performing stocks. American Commercial Lines provides marine transportation services for dry and liquid commodities and also manufactures dry cargo and liquid barges. The industry that this firm operates in is currently benefiting from a healthy replacement cycle. FormFactor produced strong performance by providing cost savings to semiconductor manufacturers in identifying inefficient wafers early in the manufacturing cycle as it probes cards used to test wafers during the front end of the semiconductor manufacturing process. With servers located in more than 2,000 cities worldwide, j2 Global Communications provides Internet-based fax and various communications services and produced strong gains during the period. In contrast, KB Home, Cogent and Corporate Executive Board (no longer a Portfolio holding) were negative contributors to overall performance for Munder's portion of the Portfolio.


Growth II Portfolio

    For sub-advisor Turner Investment Partners ("Turner"), stock selection was strongest in the consumer staples and producer durables sectors, while health care, and automobile and transportation detracted from relative performance. Top-performing holdings in Turner's portion of the Portfolio included beverage distributor, Hansen Natural, which posted strong returns during the period as its Monster energy brand drinks gained market share, and Akamai Technologies, a provider of services for the delivery of content and business processes over the Internet. WESCO International, a distributor of electrical supplies and equipment, also posted strong returns. Meanwhile, Openwave Systems (no longer a Portfolio holding), a provider of open standards software products and services for the telecommunications industry, F5 Networks, a provider of products and services to manage Internet traffic worldwide, and specialty retailer of products for the home, Williams-Sonoma (no longer a Portfolio holding), were negative contributors to performance during the period.


Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE MID-CAP STOCK MARKET?

A. In Munder's view, corporate profits remain well supported by high productivity levels, strong cash generation, and very strong balance sheets. The general environment remains positive, and well-positioned companies should still be able to grow rapidly. In addition, this sub-advisor believes that growth stocks are attractively valued relative to their value counterparts. Munder believes that over the next 6-12 months defensible and sustainable growth is positioned to outperform with the mid-cap equity style looking attractive on a growth and valuation basis.

    Turner believes the market is likely to wait and see if the Fed is finally finished boosting rates before making any sustained move upward. It believes that four catalysts have been helping to support the market, and may power any future rally. First, corporate earnings remain strong. Companies will begin reporting their earnings for the second quarter in July, and Wall Street analysts expect operating earnings to rise by a double-digit percentage for the 12th consecutive quarter. Second, companies are on a mergers-and-acquisitions tear, arranging deals that could exceed $3.5 trillion in value by year-end, according to Thomson Financial. Third, companies are spending record amounts repurchasing their own stock. Finally, insider selling is low, which suggests that corporate executives are bullish on their companies' prospects and the return potential of their companies' shares.

    Overall, both Munder and Turner are cautiously optimistic about the outlook for the mid-cap growth equity market going forward despite the headwinds in the market.



TOP TEN COMMON STOCK HOLDINGS AS OF JUNE 30, 2006 (UNAUDITED)


National Oilwell Varco                                                   1.5%
--------------------------------------------------------------------------------
McDermott International                                                  1.5%
--------------------------------------------------------------------------------
NII Holdings                                                             1.4%
--------------------------------------------------------------------------------
Resmed                                                                   1.4%
--------------------------------------------------------------------------------
Affiliated Managers Group                                                1.3%
--------------------------------------------------------------------------------
Chicago Mercantile Exchange Holdings                                     1.2%
--------------------------------------------------------------------------------
j2 Global Communications                                                 1.2%
--------------------------------------------------------------------------------
Penn National Gaming                                                     1.2%
--------------------------------------------------------------------------------
aQuantive                                                                1.1%
--------------------------------------------------------------------------------
Akamai Technologies                                                      1.1%
--------------------------------------------------------------------------------
As a % of Total Portfolio Investments                                   12.9%
--------------------------------------------------------------------------------


                                                             Growth II Portfolio

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)




AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2006
---------------------------------------------------------------------------------------------------------------------------------

                                                                 SIX           ONE       ANNUALIZED     ANNUALIZED     ANNUALIZED
                                                INCEPTION       MONTH          YEAR        3 YEAR        5 YEAR        INCEPTION
                                                   DATE         RETURN        RETURN       RETURN        RETURN         TO DATE
---------------------------------------------------------------------------------------------------------------------------------
Old Mutual Growth II Portfolio                   04/30/97        2.83%        12.99%        11.23%      (2.71)%         2.20%
Russell Midcap(R) Growth Index                   04/30/97        2.56%        13.04%        16.86%       4.76%          8.68%
Lipper Mid-Cap Growth Funds Average+             04/30/97        3.00%        12.73%        14.52%       2.82%          8.45%
---------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index and funds average can be found on page 2.

+ Returns represent the average return of the funds that comprised the Lipper Mid-Cap Growth Funds Average as of the beginning of the applicable return period.





VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                             Old Mutual                    Russell Midcap(R)              Lipper Mid-Cap Growth
                         Growth II Portfolio                 Growth Index                     Funds Average
4/30/97                        $10000                           $10000                           $10000
12/31/97                        10750                            12412                            12702
12/31/98                        11631                            14629                            14647
12/31/99                        23051                            22132                            23524
12/31/2000                      19208                            19532                            23086
12/31/2001                      11435                            15596                            18811
12/31/2002                       7955                            11321                            13745
12/31/2003                       9999                            16157                            18633
12/31/2004                      10660                            18658                            21115
12/31/2005                      11870                            20915                            23218
6/30/2006                       12206                            21451                            23914

Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of April 30, 1997 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.




SECTOR WEIGHTINGS AS OF JUNE 30, 2006 -- % of Total Portfolio Investments
--------------------------------------------------------------------------------
Consumer Discretionary                                15%
Consumer Staples                                       4%
Energy                                                12%
Financials                                            12%
Healthcare                                            17%
Industrials                                           16%
Information Technology                                18%
Materials                                              2%
Repurchase Agreement                                   1%
Telecom                                                1%
Utilities                                              2%

STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.0%
ADVANCED MATERIALS/PRODUCTS -- 0.2%
Ceradyne*                              2,005   $        99
                                               -----------
Total Advanced Materials/Products                       99
--------------------------------------------------------------------------------
ADVERTISING SALES -- 0.3%
Lamar Advertising, Cl A*               2,310           124
                                               -----------
Total Advertising Sales                                124
--------------------------------------------------------------------------------
AIRLINES -- 0.3%
US Airways Group*                      2,180           110
                                               -----------
Total Airlines                                         110
--------------------------------------------------------------------------------
APPAREL MANUFACTURERS -- 1.2%
Coach*                                12,637           378
Gymboree*                              3,510           122
                                               -----------
Total Apparel Manufacturers                            500
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE -- 1.0%
Citrix Systems*                        6,900           277
Nuance Communications*                14,960           150
                                               -----------
Total Applications Software                            427
--------------------------------------------------------------------------------
AUTO-MEDIUM & HEAVY DUTY TRUCKS -- 1.0%
Oshkosh Truck                          8,725           415
                                               -----------
Total Auto-Medium & Heavy Duty Trucks                  415
--------------------------------------------------------------------------------
BEVERAGES-NON-ALCOHOLIC -- 0.8%
Hansen Natural*                        1,690           322
                                               -----------
Total Beverages-Non-Alcoholic                          322
--------------------------------------------------------------------------------
BEVERAGES-WINE/SPIRITS -- 0.7%
Constellation Brands, Cl A*           11,150           279
                                               -----------
Total Beverages-Wine/Spirits                           279
--------------------------------------------------------------------------------
BUILDING PRODUCTS-CEMENT/AGGREGATE -- 1.1%
Florida Rock Industries                6,700           333
Martin Marietta Materials              1,460           133
                                               -----------
Total Building Products-Cement/Aggregate               466
--------------------------------------------------------------------------------
BUILDING-MOBILE HOME/MANUFACTURED HOUSING -- 0.6%
Thor Industries                        4,850           235
                                               -----------
Total Building-Mobile Home/
  Manufactured Housing                                 235
--------------------------------------------------------------------------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 1.0%
KB Home                                4,375           201
Pulte Homes                            7,400           213
                                               -----------
Total Building-Residential/Commercial                  414
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
CASINO HOTELS -- 1.2%
Station Casinos                        3,740   $       255
Wynn Resorts*                          2,990           219
                                               -----------
Total Casino Hotels                                    474
--------------------------------------------------------------------------------
CASINO SERVICES -- 1.7%
International Game Technology         11,650           442
Scientific Games, Cl A*                6,740           240
                                               -----------
Total Casino Services                                  682
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.7%
Leap Wireless International*           2,360           112
NII Holdings*                         10,445           589
                                               -----------
Total Cellular Telecommunications                      701
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.3%
Ecolab                                 2,720           110
                                               -----------
Total Chemicals-Specialty                              110
--------------------------------------------------------------------------------
COAL -- 0.4%
Arch Coal                              4,000           169
                                               -----------
Total Coal                                             169
--------------------------------------------------------------------------------
COMMERCIAL BANKS NON-US -- 0.5%
HDFC Bank ADR*                         3,700           202
                                               -----------
Total Commercial Banks Non-US                          202
--------------------------------------------------------------------------------
COMMERCIAL BANKS-SOUTHERN US -- 1.2%
Colonial BancGroup                     7,210           185
Compass Bancshares                     4,600           256
Whitney Holding                        2,010            71
                                               -----------
Total Commercial Banks-Southern US                     512
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 0.4%
East West Bancorp                      4,050           154
                                               -----------
Total Commercial Banks-Western US                      154
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 1.3%
Euronet Worldwide*                     5,775           221
Wright Express*                       10,850           312
                                               -----------
Total Commercial Services-Finance                      533
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.5%
Cognizant Technology Solutions, Cl A*  5,799           390
SRA International, Cl A*               8,175           218
                                               -----------
Total Computer Services                                608
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 0.7%
Blackbaud                             13,125           298
                                               -----------
Total Computer Software                                298
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
COMPUTERS -- 0.4%
Rackable Systems*                      3,660   $       144
                                               -----------
Total Computers                                        144
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.8%
Network Appliance*                     3,970           140
SanDisk*                               3,310           169
                                               -----------
Total Computers-Memory Devices                         309
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 0.5%
Logitech International ADR*            5,175           201
                                               -----------
Total Computers-Peripheral Equipment                   201
--------------------------------------------------------------------------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.5%
Jarden*                                6,825           208
                                               -----------
Total Consumer Products-Miscellaneous                  208
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 0.4%
Avon Products                          4,880           151
                                               -----------
Total Cosmetics & Toiletries                           151
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.7%
Global Payments                        2,570           125
NAVTEQ*                                3,775           168
                                               -----------
Total Data Processing/Management                       293
--------------------------------------------------------------------------------
DIAGNOSTIC EQUIPMENT -- 0.5%
Cytyc*                                 7,375           187
                                               -----------
Total Diagnostic Equipment                             187
--------------------------------------------------------------------------------
DIAGNOSTIC KITS -- 0.3%
Dade Behring Holdings                  3,370           140
                                               -----------
Total Diagnostic Kits                                  140
--------------------------------------------------------------------------------
DIALYSIS CENTERS -- 0.6%
DaVita*                                4,900           243
                                               -----------
Total Dialysis Centers                                 243
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.6%
WESCO International*                   3,320           229
                                               -----------
Total Distribution/Wholesale                           229
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.4%
Harsco                                 1,870           146
Roper Industries                       4,950           232
Textron                                1,140           105
Trinity Industries                     2,780           112
                                               -----------
Total Diversified Manufacturing Operations             595
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 0.3%
Ctrip.com International ADR            2,590   $       132
                                               -----------
Total E-Commerce/Services                              132
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 1.1%
aQuantive*                            18,095           458
                                               -----------
Total E-Marketing/Information                          458
--------------------------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 0.7%
Ametek                                 6,370           302
                                               -----------
Total Electric Products-Miscellaneous                  302
--------------------------------------------------------------------------------
ELECTRIC-INTEGRATED -- 0.8%
Entergy                                2,225           158
Northeast Utilities                    9,250           191
                                               -----------
Total Electric-Integrated                              349
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.8%
Microchip Technology                   6,150           206
Micron Technology*                    12,000           181
PMC - Sierra*                         13,190           124
Silicon Laboratories*                  4,000           141
Sirf Technology Holdings*              3,290           106
                                               -----------
Total Electronic Components-Semiconductors             758
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.0%
L-3 Communications Holdings            5,450           411
                                               -----------
Total Electronics-Military                             411
--------------------------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 2.6%
EMCOR Group*                           8,825           430
McDermott International*              13,755           625
                                               -----------
Total Engineering/R&D Services                       1,055
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.5%
BEA Systems*                          14,730           193
                                               -----------
Total Enterprise Software/Services                     193
--------------------------------------------------------------------------------
FIDUCIARY BANKS -- 0.3%
Northern Trust                         2,140           118
                                               -----------
Total Fiduciary Banks                                  118
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 0.8%
Investment Technology*                 2,320           118
TD Ameritrade Holding                 13,365           198
                                               -----------
Total Finance-Investment Banker/Broker                 316
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 1.5%
Chicago Mercantile Exchange Holdings   1,020           501
Nasdaq Stock Market*                   3,850           115
                                               -----------
Total Finance-Other Services                           616
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 0.8%
PMI Group                              7,250   $       323
                                               -----------
Total Financial Guarantee Insurance                    323
--------------------------------------------------------------------------------
FOOD-BAKING -- 0.8%
Flowers Foods                         11,450           328
                                               -----------
Total Food-Baking                                      328
--------------------------------------------------------------------------------
FOOD-RETAIL -- 0.8%
Whole Foods Market                     5,160           334
                                               -----------
Total Food-Retail                                      334
--------------------------------------------------------------------------------
GARDEN PRODUCTS -- 0.5%
Toro                                   4,300           201
                                               -----------
Total Garden Products                                  201
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.6%
New Jersey Resources                   5,025           235
                                               -----------
Total Gas-Distribution                                 235
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 1.0%
Stericycle*                            6,150           400
                                               -----------
Total Hazardous Waste Disposal                         400
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 0.8%
Starwood Hotels & Resorts Worldwide    5,690           343
                                               -----------
Total Hotels & Motels                                  343
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 1.3%
Manpower                               3,920           253
Monster Worldwide*                     3,930           168
MPS Group*                             8,510           128
                                               -----------
Total Human Resources                                  549
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT -- 0.4%
Cogent*                               11,650           176
                                               -----------
Total Identification Systems/Development               176
--------------------------------------------------------------------------------
INDUSTRIAL GASES -- 1.2%
Airgas                                 7,250           270
Praxair                                3,950           213
                                               -----------
Total Industrial Gases                                 483
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 0.5%
Thermo Electron*                       5,450           197
                                               -----------
Total Instruments-Controls                             197
--------------------------------------------------------------------------------
INTERNET CONNECTIVE SERVICES -- 0.1%
Redback Networks*                      1,310            24
                                               -----------
Total Internet Connective Services                      24
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 1.4%
Akamai Technologies*                  12,350   $       447
F5 Networks*                           2,140           114
                                               -----------
Total Internet Infrastructure Software                 561
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.5%
Checkfree*                             4,120           204
                                               -----------
Total Internet Security                                204
--------------------------------------------------------------------------------
INTERNET TELEPHONY -- 1.2%
j2 Global Communications*             15,800           493
                                               -----------
Total Internet Telephony                               493
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 2.7%
Affiliated Managers Group*             6,370           554
BlackRock, Cl A                        1,575           219
T Rowe Price Group                     9,100           344
                                               -----------
Total Investment Management/
   Advisory Services                                 1,117
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 0.4%
Cymer*                                 3,930           183
                                               -----------
Total Lasers-Systems/Components                        183
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.5%
AmerUs Group                           5,325           312
Stancorp Financial Group               5,975           304
                                               -----------
Total Life/Health Insurance                            616
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 0.6%
Bucyrus International, Cl A            2,230           113
Joy Global*                            2,770           144
                                               -----------
Total Machinery-Construction & Mining                  257
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRY -- 0.3%
Gardner Denver*                        3,400           131
                                               -----------
Total Machinery-General Industry                       131
--------------------------------------------------------------------------------
MACHINERY-PUMPS -- 0.6%
Graco                                  5,575           256
                                               -----------
Total Machinery-Pumps                                  256
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.6%
Intuitive Surgical*                    1,580           187
Techne*                                  950            48
                                               -----------
Total Medical Instruments                              235
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 2.0%
Covance*                               2,680           164
Laboratory Corp of America Holdings*   3,875           241
Quest Diagnostics                      7,280           436
                                               -----------
Total Medical Labs & Testing Services                  841
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.4%
Varian Medical Systems*                3,350   $       159
                                               -----------
Total Medical Products                                 159
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.2%
Celgene*                               6,940           329
Nektar Therapeutics*                   2,875            53
Vertex Pharmaceuticals*                2,950           108
                                               -----------
Total Medical-Biomedical/Genetic                       490
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.5%
Allergan                               2,680           287
Forest Laboratories*                   3,640           141
Shire ADR                              4,510           200
                                               -----------
Total Medical-Drugs                                    628
--------------------------------------------------------------------------------
MEDICAL-HMO -- 0.7%
Coventry Health Care*                  5,065           278
                                               -----------
Total Medical-HMO                                      278
--------------------------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 0.7%
Precision Castparts                    4,630           277
                                               -----------
Total Metal Processors & Fabricators                   277
--------------------------------------------------------------------------------
METAL-COPPER -- 0.9%
Phelps Dodge                           4,650           382
                                               -----------
Total Metal-Copper                                     382
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.4%
HCC Insurance Holdings                 5,600           165
                                               -----------
Total Multi-Line Insurance                             165
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.3%
Atheros Communications*                6,220           118
                                               -----------
Total Networking Products                              118
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.3%
Republic Services                      3,420           138
                                               -----------
Total Non-Hazardous Waste Disposal                     138
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 2.2%
Diamond Offshore Drilling              2,050           172
Helmerich & Payne                      5,200           313
Noble                                  2,200           164
Precision Drilling When Issued         7,500           249
                                               -----------
Total Oil & Gas Drilling                               898
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 3.2%
Chesapeake Energy                      8,725           264
CNX Gas*                               3,620           108
Denbury Resources*                     4,000           127
Range Resources                        8,310           226
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- CONTINUED
Southwestern Energy*                   2,790   $        87
Ultra Petroleum*                       2,880           171
XTO Energy                             7,625           337
                                               -----------
Total Oil Companies-Exploration & Production         1,320
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 2.5%
Cameron International*                 3,970           190
Grant Prideco*                         4,110           184
National Oilwell Varco*               10,015           634
                                               -----------
Total Oil Field Machinery & Equipment                1,008
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.3%
Frontier Oil                           4,420           143
                                               -----------
Total Oil Refining & Marketing                         143
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.1%
Oil States International*              4,350           149
Superior Energy Services*              3,175           108
Weatherford International*             3,875           192
                                               -----------
Total Oil-Field Services                               449
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 0.6%
Express Scripts*                       3,240           232
                                               -----------
Total Pharmacy Services                                232
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS -- 0.2%
Psychiatric Solutions*                 3,350            96
                                               -----------
Total Physical Therapy/Rehabilitation Centers           96
--------------------------------------------------------------------------------
PIPELINES -- 0.9%
Equitable Resources                   10,625           356
                                               -----------
Total Pipelines                                        356
--------------------------------------------------------------------------------
PRINTING-COMMERCIAL -- 0.3%
VistaPrint*                            4,960           133
                                               -----------
Total Printing-Commercial                              133
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.5%
ProAssurance*                          4,625           223
                                               -----------
Total Property/Casualty Insurance                      223
--------------------------------------------------------------------------------
RACETRACKS -- 1.2%
Penn National Gaming*                 12,700           492
                                               -----------
Total Racetracks                                       492
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.6%
CB Richard Ellis Group, Cl A*          9,400           234
                                               -----------
Total Real Estate Management/Services                  234
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
REITS-DIVERSIFIED -- 0.8%
Global Signal                          7,350   $       340
                                               -----------
Total REITs-Diversified                                340
--------------------------------------------------------------------------------
REITS-HOTELS -- 0.4%
Host Hotels & Resorts                  7,623           167
                                               -----------
Total REITs-Hotels                                     167
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 0.7%
American Home Mortgage Investment      7,325           270
                                               -----------
Total REITs-Mortgage                                   270
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 0.4%
Pharmaceutical Product Development     4,530           159
                                               -----------
Total Research & Development                           159
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 1.4%
Resmed*                               12,125           569
                                               -----------
Total Respiratory Products                             569
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.5%
AnnTaylor Stores*                      1,880            82
JOS A Bank Clothiers*                  7,431           178
Nordstrom                              6,830           249
Under Armour, Cl A*                    2,960           126
                                               -----------
Total Retail-Apparel/Shoe                              635
--------------------------------------------------------------------------------
RETAIL-AUTOMOBILE -- 0.4%
United Auto Group                      7,850           168
                                               -----------
Total Retail-Automobile                                168
--------------------------------------------------------------------------------
RETAIL-CATALOG SHOPPING -- 0.4%
Coldwater Creek*                       5,370           144
                                               -----------
Total Retail-Catalog Shopping                          144
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.8%
GameStop, Cl A*                        8,275           348
                                               -----------
Total Retail-Computer Equipment                        348
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.5%
Circuit City Stores                    7,420           202
                                               -----------
Total Retail-Consumer Electronics                      202
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 0.7%
Tractor Supply*                        4,900           271
                                               -----------
Total Retail-Gardening Products                        271
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
RETAIL-JEWELRY -- 0.5%
Tiffany                                5,650   $       187
                                               -----------
Total Retail-Jewelry                                   187
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.8%
Burger King Holdings*                  5,450            86
Panera Bread, Cl A*                    1,370            92
Yum! Brands                            2,830           142
                                               -----------
Total Retail-Restaurants                               320
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 0.7%
Dick's Sporting Goods*                 7,250           287
                                               -----------
Total Retail-Sporting Goods                            287
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 2.1%
ASML Holdings*                         6,100           123
FormFactor*                            7,050           315
Varian Semiconductor
   Equipment Associates*               6,195           202
Veeco Instruments*                     8,750           209
                                               -----------
Total Semiconductor Equipment                          849
--------------------------------------------------------------------------------
STEEL-SPECIALTY -- 0.3%
Allegheny Technologies                 1,900           132
                                               -----------
Total Steel-Specialty                                  132
--------------------------------------------------------------------------------
STORAGE/WAREHOUSING -- 0.5%
Mobile Mini*                           7,175           210
                                               -----------
Total Storage/Warehousing                              210
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 1.0%
Ciena*                                27,620           133
Finisar*                              30,550           100
JDS Uniphase*                         71,490           181
                                               -----------
Total Telecommunications
   Equipment-Fiber Optics                              414
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.8%
Gilead Sciences*                       5,825           345
                                               -----------
Total Therapeutics                                     345
--------------------------------------------------------------------------------
TRANSPORT-MARINE -- 0.8%
American Commercial Lines*             5,525           333
                                               -----------
Total Transport-Marine                                 333
--------------------------------------------------------------------------------
TRANSPORT-RAIL -- 0.3%
CSX                                    1,460           103
                                               -----------
Total Transport-Rail                                   103
--------------------------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO -- concluded
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                    Shares/Face   Market
Description                        Amount (000) Value (000)
--------------------------------------------------------------------------------
TRANSPORT-SERVICES -- 0.7%
CH Robinson Worldwide                  5,780   $       308
                                               -----------
Total Transport-Services                               308
--------------------------------------------------------------------------------
TRANSPORT-TRUCK -- 1.0%
Landstar System*                       2,770           131
Old Dominion Freight Line*             7,500           282
                                               -----------
Total Transport-Truck                                  413
--------------------------------------------------------------------------------
VETERINARY DIAGNOSTICS -- 0.9%
VCA Antech*                           12,150           388
                                               -----------
Total Veterinary Diagnostics                           388
--------------------------------------------------------------------------------
WIRE & CABLE PRODUCTS -- 0.4%
General Cable*                         4,470           156
                                               -----------
Total Wire & Cable Products                            156
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.6%
Crown Castle International*            7,120           246
                                               -----------
Total Wireless Equipment                               246
--------------------------------------------------------------------------------
X-RAY EQUIPMENT -- 0.8%
Hologic*                               6,925           342
                                               -----------
Total X-Ray Equipment                                  342
                                               -----------
TOTAL COMMON STOCK (COST $36,428)                   40,254
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.0%
Morgan Stanley
   5.050%, dated 06/30/06, to be
   repurchased on 07/03/06, repurchase
   price $836,492 (collateralized by various
   U.S. Government obligations, par values
   ranging from $235,000 to $925,000,
   0.000%, 09/26/10 to 08/08/12, total
   market value $854,496 (A)           $ 836           836
                                               -----------
TOTAL REPURCHASE AGREEMENT (COST $836)                 836
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0% (COST $37,264)           41,090
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                     Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.0%
Receivable for investment securities sold      $       691
Payable for investment securities purchased           (630)
Payable for management fees                            (23)
Other assets and liabilities, net                      (23)
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES                      15
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                            $    41,105
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)
   based on 3,425,996 outstanding
   shares of beneficial interest               $   284,085
Undistributed net investment income                     98
Accumulated net realized loss on investments      (246,904)
Net unrealized appreciation on investments           3,826
                                               -----------
NET ASSETS                                     $    41,105
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                  $12.00
--------------------------------------------------------------------------------

* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
HMO -- Health Maintenance Organization
R&D -- Research and Development
REITs -- Real Estate Investment Trusts
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   OLD MUTUAL
                                                                                               GROWTH II PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                                                                        $ 318
     Interest                                                                                            11
     Less: Foreign Taxes Withheld                                                                        (2)
---------------------------------------------------------------------------------------------------------------------------
       TOTAL INVESTMENT INCOME                                                                          327
---------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Management Fees                                                                                    182
     Trustees' Fees                                                                                       6
     Printing Fees                                                                                       16
     Transfer Agent Fees                                                                                 14
     Professional Fees                                                                                   10
     Custodian Fees                                                                                      10
     Other Fees                                                                                           4
---------------------------------------------------------------------------------------------------------------------------
       TOTAL EXPENSES                                                                                   242
---------------------------------------------------------------------------------------------------------------------------
LESS:
     Waiver of Management Fees                                                                          (13)
---------------------------------------------------------------------------------------------------------------------------
       NET EXPENSES                                                                                     229
---------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME                                                                               98
---------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain from
       Security Transactions                                                                         14,166
     Net Change in Unrealized
       Depreciation on Investments                                                                  (12,925)
---------------------------------------------------------------------------------------------------------------------------
     NET REALIZED AND UNREALIZED
       GAIN ON INVESTMENTS                                                                            1,241
---------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS                                                                   $  1,339
---------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 2005, RESPECTIVELY

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        OLD MUTUAL
                                                                                                    GROWTH II PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            1/1/06 to
                                                                                             6/30/06                  1/1/05 to
                                                                                           (Unaudited)                12/31/05
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                                             $     98                  $   (421)
   Net Realized Gain from Security Transactions                                               14,166                     4,156
   Net Change in Unrealized Appreciation (Depreciation) on Investments                       (12,925)                      921
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations                                        1,339                     4,656
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued                                                                               1,208                     2,298
   Shares Redeemed                                                                            (6,492)                  (15,399)
-----------------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets Derived from Capital Share Transactions                             (5,284)                  (13,101)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Decrease in Net Assets                                                               (3,945)                   (8,445)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                                                        45,050                    53,495
-----------------------------------------------------------------------------------------------------------------------------------
   End of Period                                                                            $ 41,105                  $ 45,050
-----------------------------------------------------------------------------------------------------------------------------------
 Undistributed Net Investment Income                                                        $     98                  $     --
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   Shares Issued                                                                                  97                       211
   Shares Redeemed                                                                              (531)                   (1,455)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Decrease in Shares Outstanding                                                           (434)                   (1,244)
-----------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED) AND THE YEARS ENDED DECEMBER 31



                                                           Net
                  Net                                 Realized and
                 Asset                 Net             Unrealized                               Dividends         Distributions
                Value,             Investment             Gains               Total             from Net              from
               Beginning             Income             (Losses)               From            Investment            Capital
               of Period             (Loss)           on Securities         Operations           Income               Gains
------------------------------------------------------------------------------------------------------------------------------------

  OLD MUTUAL GROWTH II PORTFOLIO

  2006*         $11.67               $0.03 1             $ 0.30               $ 0.33              $ --                  $ --
  2005           10.48               (0.10) 1              1.29                 1.19                --                    --
  2004            9.83               (0.09) 1              0.74                 0.65                --                    --
  2003            7.82               (0.08) 1              2.09                 2.01                --                    --
  2002           11.24               (0.13)               (3.29)               (3.42)               --                    --
  2001           18.88               (0.07) 1             (7.57)               (7.64)               --                    --
------------------------------------------------------------------------------------------------------------------------------------





                  Total                   Net                                     Net                  Ratio
                 Dividends           Asset Value,                             Assets, End           of Expenses
                    and                   End               Total              of Period            to Average
               Distributions           of Period            Return               (000)              Net Assets
-----------------------------------------------------------------------------------------------------------------------

  OLD MUTUAL GROWTH II PORTFOLIO

  2006*               $ --                 $12.00              2.83%+              $  41,105             1.04%**
  2005                  --                  11.67             11.35%                  45,050             1.19%
  2004                  --                  10.48              6.61%                  53,495             1.17%
  2003                  --                   9.83             25.70%                  71,918             1.10%
  2002                  --                   7.82            (30.43)%                 76,421             1.12%
  2001                  --                  11.24            (40.47)%                154,096             1.07%
-----------------------------------------------------------------------------------------------------------------------

                                       Ratio
                                    of Expenses
                   Ratio            to Average
                  of Net            Net Assets
                Investment          (Excluding
               Income (Loss)         Waivers               Portfolio
                to Average          and Expense            Turnover
                Net Assets          Reductions)              Rate
-----------------------------------------------------------------------

  OLD MUTUAL GR

  2006*              0.45%**             1.10%**              122.30%+
  2005              (0.90)%              1.19%                 24.17%
  2004              (0.94)%              1.17%                 37.53%
  2003              (0.90)%              1.10%                194.63%
  2002              (0.89)%              1.12%                169.74%
  2001              (0.57)%              1.07%                163.56%
-----------------------------------------------------------------------

 * For the six-month period ended June 30, 2006.
** Annualized.
 + Total return and portfolio turnover have not been annualized.
 1 Per share calculations were performed using the average shares for the period.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (UNAUDITED)


1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Growth II Portfolio (the "Growth II Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. Prior to November 2005, the Trust was known as PBHG Insurance Series Fund and the Growth II Portfolio was known as the Liberty Ridge Growth II Portfolio. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Growth II Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Old Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Old Mutual Select Value Portfolio (the "Select Value Portfolio"), the Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the Old Mutual Small Cap Portfolio (the "Small Cap Portfolio"), and the Old Mutual Columbus Circle Technology and Communications Portfolio (the "Technology and Communications Portfolio"), (each a "Portfolio" and, collectively, the "Portfolios").

Each Portfolio of the Trust is classified as a diversified management investment company, with the exception of the Large Cap Growth Concentrated Portfolio and the Technology and Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements for the Growth II Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2006, 48% and 22% of the outstanding shares of the Growth II Portfolio were held by the separate accounts of two participating insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Growth II Portfolio in the preparation of its financial statements.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

SECURITY VALUATION -- Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Trust uses prices reported by pricing services to calculate the market value of securities in the Portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Portfolio's Fair Value Procedures are implemented through a Fair Value Committee designated by the Board. The valuation is assigned to Fair Valued Securities for purposes of calculating a Portfolio's net asset value ("NAV"). Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

SECURITY TRANSACTIONS AND DIVIDEND AND INTEREST INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income for a Portfolio are declared annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Dividends paid from a Portfolio from net investment income and distributions from net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

FOREIGN WITHHOLDING TAXES -- A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- Per the terms of an informal agreement with U.S. Bank, N.A. ("U.S. Bank") (formerly Wachovia Bank, N.A.), the custodian of the Trust, if a Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with U.S. Bank on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with U.S. Bank on the following day.

FOREIGN CURRENCY CONVERSION -- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

   (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

FUTURES CONTRACTS -- A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Growth II Portfolio had no outstanding futures contracts as of June 30, 2006.

OPTIONS -- A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Growth II Portfolio had no outstanding options contracts as of June 30, 2006.

AS OF JUNE 30, 2006 (UNAUDITED)


COMMISSION RECAPTURE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolio. Commission Recapture arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the Growth II Portfolio received $0 during the six-month period ended June 30, 2006.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the six-month period ended June 30, 2006, no interest was earned under this arrangement.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND
   OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

INVESTMENT ADVISOR -- Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as investment advisor to each Portfolio, replacing Liberty Ridge Capital ("Liberty Ridge"), the Trusts' previous advisor. Old Mutual Capital is an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Old Mutual Capital was appointed on an interim basis pursuant to an interim advisory agreement ("Interim Agreement") pending shareholder approval of a new management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Under the terms of the Interim Agreement, Old Mutual Capital was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services, as described in the "Administrator" section below. In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate as shown below. The Management Fee paid to Old Mutual Capital under the terms of the Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio. The rates have been in effect since January 1, 2006.

                                                       MANAGEMENT FEE BREAKPOINT ASSET THRESHOLDS
-----------------------------------------------------------------------------------------------------------------------------------
                           $0 TO       $300 MILLION    $500 MILLION   $750 MILLION   $1.0 BILLION   $1.5 BILLION
                          LESS THAN     TO LESS THAN   TO LESS THAN   TO LESS THAN   TO LESS THAN   TO LESS THAN    $2.0 BILLION
                        $300 MILLION    $500 MILLION   $750 MILLION   $1.0 BILLION   $1.5 BILLION   $2.0 BILLION     OR GREATER
-----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Growth II
   Portfolio                0.825%          0.775%         0.725%         0.675%         0.625%         0.575%          0.525%

ADMINISTRATOR -- Effective January 1, 2006, Old Mutual Capital replaced Old Mutual Fund Services as administrator to the Trust and the Portfolios. Under the terms of the Management Agreement, Old Mutual Capital receives the Management Fees listed above for providing both advisory and administrative services. The fee that Old Mutual Capital receives for providing these services is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

EXPENSE LIMITATION AGREEMENT -- In the interest of limiting expenses of the Growth II Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), through December 31, 2008, with respect to the Growth II Portfolio, pursuant to which the Advisor has contractually agreed to waive or limit its fees and to assume other expenses of the Growth II Portfolio to the extent necessary to limit the total annual expenses to no more than 1.04% of the Growth II Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Growth II Portfolio's business.

REIMBURSEMENT OF MANAGEMENT FEES WAIVED -- The Advisor may seek reimbursement for Management Fees waived or reimbursed and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived. Reimbursement by the Growth II Portfolio of the Management Fees waived or reimbursed and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Growth II Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Growth II Portfolio to exceed 1.04%. Consequently, no reimbursement by the Growth II Portfolio will be made unless:
(i) the Growth II Portfolio's assets exceed $75 million; (ii) the Growth II Portfolio's total annual expense ratio is less than 1.04%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses paid previously by Liberty Ridge as the previous investment advisor. As of June 30, 2006, the net assets of the Growth II Portfolio are less than $75 million.

At June 30, 2006, pursuant to the above, the amount of previously waived and reimbursed fees for the Growth II Portfolio for which the Advisor may seek reimbursement was $13,379.

SUB-ADVISORY AGREEMENTS -- Effective January 1, 2006, the Trust, on behalf of the Growth II Portfolio, and the Advisor entered into interim sub-advisory agreements with Munder Capital Management and Turner Investment Partners, Inc. to provide co-sub-advisory services to the Growth II Portfolio on an interim basis pending shareholder approval of final sub-advisory agreements ("Sub-Advisory Agreements"), which was received on April 19, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, each sub-advisor is entitled to receive from the Advisor a sub-advisory fee of 0.475% of the average daily net assets of such portion of the Growth II Portfolio managed.

SUB-ADMINISTRATOR -- SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in providing administrative services to the Trust. Pursuant to an amended and restated administration agreement between Old Mutual Capital and the Sub-Administrator, the Sub-Administrator will be paid a portion of Old Mutual Capital's fees based on the resulting higher value from the following calculations (A) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds, and Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.

The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party.

DISTRIBUTOR -- The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH. The Distributor receives no compensation for serving in such capacity.

TRANSFER AGENT -- DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

CUSTODIAN -- U.S. Bank serves as the custodian for the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and the Distributor, received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Growth II Portfolio for the six-month period ended June 30, 2006, amounted to $53,754,427 and $59,434,668, respectively.

5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

It is the Growth II Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2005, primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, were reclassified to/from the following accounts (000):

                  DECREASE                             INCREASE NET
               PAID-IN-CAPITAL                       INVESTMENT INCOME
--------------------------------------------------------------------------------
                   $(421)                                  $421
--------------------------------------------------------------------------------

This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2005 and December 31, 2004, respectively.

NOTES TO FINANCIAL STATEMENTS -- concluded
AS OF JUNE 30, 2006 (UNAUDITED)


As of December 31, 2005, the components of accumulated losses were as follows
(000):

CAPITAL LOSS CARRYFORWARDS EXPIRING:
--------------------------------------------------------------------------------
  December 2008                                            $  (16,640)
  December 2009                                              (215,474)
  December 2010                                               (28,813)
  Unrealized appreciation                                      16,609
--------------------------------------------------------------------------------
                                                            $(244,318)
--------------------------------------------------------------------------------

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. During the year ended December 31, 2005, the Growth II Portfolio utilized $4,085 (000) of capital loss carryforwards to offset net realized capital gains.

The federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Growth II Portfolio for federal income tax purposes at June 30, 2006 were as follows (000):

                                                                                                       NET
            FEDERAL                   UNREALIZED                      UNREALIZED                   UNREALIZED
           TAX COST                  APPRECIATION                    DEPRECIATION                 APPRECIATION
------------------------------------------------------------------------------------------------------------------------------------
            $37,264                     $5,265                         $(1,439)                      $3,826

6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Growth II Portfolio are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Growth II Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Growth II Portfolio's growth style of investing, and the Growth II Portfolio's returns may vary considerably from other equity funds using different investment styles.

SMALL AND MID-SIZE COMPANY RISK. The Growth II Portfolio primarily invests in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Growth II Portfolio could have greater difficulty buying or selling a security of a smaller-cap issuer at an acceptable price, especially in periods of market volatility.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Growth II Portfolio may overweight certain industries within a sector, which may cause the Growth II Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

7. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of each of Old MutualAdvisors Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission in August 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Portfolios from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended June 30, 2006.

8. LITIGATION WITH RESPECT TO FORMER INVESTMENT ADVISOR
--------------------------------------------------------------------------------

In June 2004, the Trust's former investment advisor, Liberty Ridge, reached settlement agreements with respect to market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") related to activity in PBHG Funds (now known as the Old Mutual Advisor Funds II), an investment company in the same mutual fund complex having the same Board of Trustees as the Trust. Under the NYAG settlement, if certain terms and undertakings in that settlement are not met, the NYAG settlement stipulates that Liberty Ridge (formerly known as Pilgrim Baxter & Associates, Ltd. ("PBA")) shall promptly terminate its management of any Portfolio. In this event, the Board of Trustees would be required to seek new investment management of the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including a class action suit ("Class Action Suit") and a separate derivative suit ("Derivative Suit") (together, the "Civil Litigation"), have been filed against Liberty Ridge, PBHG Funds, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action.

The Civil Litigation is primarily based upon allegations that the defendants engaged in, or facilitated market timing in the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including, but not limited to: (i) violations of various provisions of the federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees on the Board, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On September 2, 2005, PBA was served with a cease and desist order by the West Virginia state auditor (the "WVAG Litigation). The Trust was not named as a defendant in these proceedings. The state auditor alleges that PBA, and others, violated the West Virginia Uniform Securities Act, West Virginia Codes sections 32-1-101 et seq., by, among other things, failing to disclose the alleged market timing activities to their shareholders. The state auditor seeks an order directing PBA to (i) cease and desist from further violations of the Securities Act of 1933; (ii) disgorge all fees received from the illegal conduct; (iii) pay all administrative and investigatory costs and attorney fees; and (iv) pay an administrative assessment in the amount determined by the auditor. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies (such actions, together with the Civil Litigation and the WVAG Litigation, the "Litigation").

At this stage of the Litigation, it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. In addition, if Liberty Ridge is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940. Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge, including Old Mutual Capital, from serving as an investment advisor to any registered investment company, including the Trust. The Trust has been informed that if these results occur, exemptive relief from the SEC will be sought to permit Liberty Ridge and any affiliated entity to serve as an advisor or sub-advisor to the Trust. There is no assurance that such exemptive relief will be granted.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)


SIX-MONTH HYPOTHETICAL EXPENSE EXAMPLE -- JUNE 30, 2006 (UNAUDITED)


EXAMPLE. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Growth II Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six month period ended June 30, 2006.

ACTUAL EXPENSES. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Growth II Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Growth II Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Growth II Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Growth II Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                                               ANNUALIZED               EXPENSES
                                                  BEGINNING               ENDING                 EXPENSE                  PAID
                                                   ACCOUNT               ACCOUNT                 RATIOS                  DURING
                                                    VALUE                 VALUE               FOR THE SIX-             SIX MONTH-
                                                    1/1/06               6/30/06              MONTH PERIOD              PERIOD*
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Growth II Portfolio
------------------------------------------------------------------------------------------------------------------------------------
  Actual Portfolio Return                         $1,000.00              $1,028.30                 1.04%                 $5.23
  Hypothetical 5% Return                           1,000.00               1,019.64                 1.04                   5.21
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Growth II Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[LOGO OMITTED] OLD MUTUAL INSURANCE SERIES FUND


Old Mutual Large Cap Growth Portfolio



SEMI-ANNUAL REPORT   June 30, 2006

[GRAPHIC ART OMITTED]

[BLANK PAGE]

TABLE OF CONTENTS

ABOUT THIS REPORT                                                            2

MESSAGE TO SHAREHOLDERS                                                      3

MANAGEMENT OVERVIEW                                                          4

STATEMENT OF NET ASSETS                                                      7

STATEMENT OF OPERATIONS                                                     11

STATEMENT OF CHANGES IN NET ASSETS                                          12

FINANCIAL HIGHLIGHTS                                                        13

NOTES TO FINANCIAL STATEMENTS                                               14

PORTFOLIO EXPENSES EXAMPLE                                                  20

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------
All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------
This report reflects views, opinions, and portfolio holdings as of June 30, 2006, the end of the report period. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of June 30, 2006, are included in the Portfolio's Statement of Net Assets. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market.

COMPARATIVE INDEXES AND FUNDS AVERAGE
--------------------------------------------------------------------------------
The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against specific securities indexes. Each index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio's performance is also compared to a category average based on the average performance of mutual funds classified by Lipper, Inc. The Portfolio may significantly differ in holdings and composition from the indexes and average. Individuals cannot invest directly in an index or an average.

S&P 500 INDEX

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

RUSSELL 1000(R) GROWTH INDEX

The unmanaged Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

LIPPER LARGE-CAP GROWTH FUNDS AVERAGE

Funds that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure compared to the S&P 500 Index. The Lipper Large-Cap Growth Funds Average represents the average performance of 743 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category as of June 30, 2006.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


DEAR SHAREHOLDER:

The U.S. equity market delivered attractive results for most asset classes for the six months ended June 30, 2006. After a robust first quarter, with healthy gains posted by all major averages, many broad equity indexes declined during the quarter ended June 30, 2006. With the successful approval and implementation of improvements to the Old Mutual Insurance Series' investment management and fee structure which were announced at the end of 2005, we have advanced toward our goals of providing enhanced benefits and service to shareholders. As a result of these enhancements, in addition to enjoying broader access to leading investment management firms, shareholders will benefit from significant reductions in expenses and fees.

While the first quarter was characterized by optimism which carried many broad U.S. equity indexes to near-historic highs, the second quarter represented a challenging environment across all capitalization and style disciplines in the U.S. market and globally. During the second quarter, the Federal Reserve sent mixed messages regarding its plans for further future interest rate increases, and continued inflation worries caused instability and increased volatility in the market. The market's uncertainty and a prevailing defensive sentiment during the second quarter took back a portion of the healthy gains registered in all equity asset classes during the first three months of 2006. Despite concerns including rising interest rates, skyrocketing oil prices and inflation, many broad U.S. market indexes remained positive through the first half of 2006.

Value style equity investments outperformed growth for the first six months of 2006, with small-cap value, as measured by the Russell 1000(R) Value Index, posting double digit returns. Stocks in small- and mid-cap companies generally posted stronger performance than large-cap stocks, although large-cap value gained ground during the second quarter amidst mounting uncertainty that led investors to favor larger, more liquid stocks. The technology sector, which had performed strongly during the latter part of 2005, faced a stiff headwind during the first half of 2006, which pushed the tech-heavy NASDAQ Composite Index into negative territory for the first half.

Most of the Old Mutual Insurance Series Fund Portfolios delivered positive absolute results for the six-month period ended June 30, 2006. We invite you to review the pages that follow for a complete performance discussion.

We value your investment in the Old Mutual Insurance Series Fund Portfolios and thank you for your continued support as we continue to serve your investment needs.

Sincerely,

/S/ DAVID J. BULLOCK                 [PHOTO OMITTED]

David J. Bullock
PRESIDENT
OLD MUTUAL INSURANCE SERIES FUND

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW
SUB-ADVISORS: CASTLEARK MANAGEMENT, LLC AND TURNER INVESTMENT PARTNERS, INC.


PERFORMANCE HIGHLIGHTS

O THE PORTFOLIO POSTED A SLIGHT GAIN, OUTPERFORMING ITS BENCHMARK, THE RUSSELL 1000(R) GROWTH INDEX, AND THE LIPPER LARGE-CAP GROWTH FUNDS AVERAGE DURING THE PERIOD.

O THE PORTFOLIO'S OVERWEIGHT POSITIONS IN ENERGY AND FINANCE WERE TOP CONTRIBUTORS TO PERFORMANCE.

O INDUSTRIALS AND CONSUMER STAPLES DETRACTED FROM PERFORMANCE ON A RELATIVE BASIS FOR THE SIX-MONTH PERIOD.



Q.  HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended June 30, 2006, the Old Mutual Large Cap Growth Portfolio posted a slight gain of 0.11% outperforming its benchmark, the Russell 1000(R) Growth Index, which lost 0.93% and the Lipper Large-Cap Growth Funds Average which posted a negative 2.36% return for the period. The Portfolio underperformed the S&P 500 Index, which gained 2.71%, however.


Q.  WHAT INVESTMENT ENVIRONMENT DID THE PORTFOLIO FACE DURING THE PAST SIX
    MONTHS?

A. The broad equity market, as measured by the S&P 500 Index, gained 2.71% during the six-month period. One of the Portfolio's sub-advisors, Turner Investment Partners, Inc. ("Turner"), notes that the market has rewarded low beta, low P/E, high-yielding stocks over the last several months and that strong earnings have kept stocks afloat despite persistent headwinds including fear of inflation, rising interest rates, and increasing energy prices. The Portfolio's other sub-advisor, CastleArk Management, LLC ("CastleArk"), observes that the U.S. equity market suffered significant P/E compression as interest rate risk, earnings risk, and international political risk increased during the period.


Q.  WHICH MARKET FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

A. The Old Mutual Large Cap Growth Portfolio was able to produce positive results due to favorable stock selection, even as large-cap growth stocks, as represented by the Russell 1000(R) Growth Index, generally produced slightly negative results for the six-month period. After a strong first quarter, global equity markets gave up some ground due largely to concerns that continued Federal Reserve ("Fed") interest rate increases would lead to lower economic growth. The markets appeared to have come to the realization that robust economic growth increases the risk that inflationary pressures will rise, interest rates will increase, and earnings growth rates will moderate more than expected. Indicators reinforced the view that capital investment has supplanted consumer spending as the primary growth driver during the period.


Q.  HOW DID SECURITY COMPOSITION AFFECT PORTFOLIO PERFORMANCE?

A. The Portfolio's significant overweights toward the energy and financial sectors were the top contributors to performance this period. Negatively impacting relative performance were underweights in the industrials and consumer staples sectors.

    Individual securities that contributed to performance in CastleArk's portion of the Portfolio included refiner and retailer, Valero Energy; Chicago Mercantile Exchange Holdings, which operates as a futures exchange in the United States for the trading of futures and options on futures; and hospitality company, Marriott International. In Turner's portion of the Portfolio, contributors included Archer-Daniels-Midland, which engages in the procurement, transportation, storing, processing, and merchandising of agricultural commodities and products; Chicago Mercantile Exchange Holdings, and NII Holdings, which provides digital wireless communication services primarily for business customers in Latin America.

    On the minus side, Cisco Systems, which engages in the manufacture and sale of networking and communications products; online marketplace, eBay; and provider of semiconductors, Marvell Technology Group (no longer a Portfolio holding), all detracted from Portfolio performance during the period.


Large Cap Growth Portfolio

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE LARGE CAP GROWTH MARKET?

A. CastleArk still believes that the Fed will continue to increase short-term interest rates, that energy prices will remain high, and that consumption growth will slow at a moderate pace. The firm notes that going forward stock selection will remain critical as the market continues to punish stocks that fail to meet or exceed revenue and earnings growth expectations. Turner believes that the market is likely to wait and see if the Fed is finally finished increasing interest rates before making any sustained upward move. The firm points to four catalysts that have been helping to support the market, and that it believes may power any future rally. First, corporate earnings remain strong. Companies will begin reporting their earnings for the second quarter in July, and Wall Street analysts expect operating earnings to rise by a double-digit percentage for the 12th consecutive quarter. Second, companies are on a mergers-and-acquisitions tear, arranging deals that could exceed $3.5 trillion in value by year-end, according to Thomson Financial. Third, companies are spending record amounts repurchasing their own stock. Finally, insider selling is low, which suggests that corporate executives are bullish on their companies' prospects and the return potential of their companies' shares.



TOP TEN COMMON STOCK HOLDINGS AS OF JUNE 30, 2006 (UNAUDITED)

PepsiCo                                                            3.2%
--------------------------------------------------------------------------------
Chicago Mercantile Exchange Holdings                               2.8%
--------------------------------------------------------------------------------
Valero Energy                                                      2.7%
--------------------------------------------------------------------------------
Google, Cl A                                                       2.5%
--------------------------------------------------------------------------------
Hewlett-Packard                                                    2.5%
--------------------------------------------------------------------------------
Corning                                                            2.4%
--------------------------------------------------------------------------------
Genentech                                                          2.3%
--------------------------------------------------------------------------------
Apple Computer                                                     2.2%
--------------------------------------------------------------------------------
Nabors Industries                                                  2.1%
--------------------------------------------------------------------------------
General Electric                                                   2.0%
--------------------------------------------------------------------------------
As a % of Total Portfolio Investments                             24.7%
--------------------------------------------------------------------------------

                                                      Large Cap Growth Portfolio

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                                                  SIX           ONE        ANNUALIZED      ANNUALIZED     ANNUALIZED
                                               INCEPTION         MONTH         YEAR          3 YEAR          5 YEAR        INCEPTION
                                                 DATE           RETURN        RETURN         RETURN          RETURN         TO DATE
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Portfolio           04/30/97         0.11%        9.41%           9.25%         (1.76)%         7.29%
Russell 1000(R) Growth Index                    04/30/97        (0.93)%       6.12%           8.35%         (0.76)%         4.05%
S&P 500 Index                                   04/30/97         2.71%        8.63%          11.22%          2.49%          6.81%
Lipper Large-Cap Growth Funds Average+          04/30/97        (2.36)%       5.43%           7.91%         (1.22)%         4.76%
-----------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes and funds average can be found on page 2.

+ Returns represent the average return of the funds that comprised the Lipper Large-Cap Growth Funds Average as of the beginning of the applicable return period.


VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


[LINE CHART OMITTED--PLOT POINTS ARE AS FOLLOWS:]

                   Old Mutual Large Cap           Russell 1000(R)                                       Lipper Large-Cap
                     Growth Portfolio              Growth Index              S&P 500 Index           Growth Funds Average
4/30/97                   $10000                      $10000                    $10000                      $10000
12/31/97                   11821                       12171                     12258                       12284
12/31/98                   15441                       16882                     15761                       16432
12/31/99                   25512                       22480                     19078                       22826
12/31/2000                 25134                       17440                     17342                       19883
12/31/2001                 18026                       13879                     15280                       15515
12/31/2002                 12741                       10009                     11903                       11286
12/31/2003                 16715                       12987                     15318                       14346
12/31/2004                 18211                       13805                     16984                       15411
12/31/2005                 19041                       14532                     17818                       16357
6/30/2006                  19062                       14396                     18301                       15971

Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of April 30, 1997 to an investment made in unmanaged securities indexes and a mutual fund average composite on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.


SECTOR WEIGHTINGS AS OF JUNE 30, 2006 -- % of Total Portfolio Investments
--------------------------------------------------------------------------------


[PIE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

Consumer Discretionary            16%
Consumer Staples                   5%
Energy                            14%
Financials                        13%
Healthcare                        24%
Industrials                        6%
Information Technology            12%
Materials                          2%
Telecom                            5%
Utilities                          3%

STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.8%
ADVERTISING AGENCIES -- 0.5%
Omnicom Group                          1,190   $       106
                                               -----------
Total Advertising Agencies                             106
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.7%
Boeing                                 2,030           166
                                               -----------
Total Aerospace/Defense                                166
--------------------------------------------------------------------------------
AGRICULTURAL CHEMICALS -- 0.5%
Monsanto                               1,200           101
                                               -----------
Total Agricultural Chemicals                           101
--------------------------------------------------------------------------------
AGRICULTURAL OPERATIONS -- 1.0%
Archer-Daniels-Midland                 5,100           211
                                               -----------
Total Agricultural Operations                          211
--------------------------------------------------------------------------------
APPAREL MANUFACTURERS -- 2.5%
Coach*                                10,640           318
Polo Ralph Lauren                      4,100           225
                                               -----------
Total Apparel Manufacturers                            543
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE -- 0.2%
Salesforce.com*                        2,080            55
                                               -----------
Total Applications Software                             55
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 0.8%
Harman International                   2,100           179
                                               -----------
Total Audio/Video Products                             179
--------------------------------------------------------------------------------
AUTO-CARS/LIGHT TRUCKS -- 0.5%
Toyota Motor ADR                       1,000           105
                                               -----------
Total Auto-Cars/Light Trucks                           105
--------------------------------------------------------------------------------
BEVERAGES-NON-ALCOHOLIC -- 3.2%
PepsiCo                               11,720           704
                                               -----------
Total Beverages-Non-Alcoholic                          704
--------------------------------------------------------------------------------
BREWERY -- 0.3%
Fomento Economico Mexicano
   SA de CV ADR                          740            62
                                               -----------
Total Brewery                                           62
--------------------------------------------------------------------------------
BUILDING PRODUCTS-CEMENT/AGGREGATE -- 0.0%
Cemex ADR*                                80             5
                                               -----------
Total Building Products-Cement/Aggregate                 5
--------------------------------------------------------------------------------
CABLE TV -- 0.8%
Comcast, Cl A*                         5,220           171
                                               -----------
Total Cable TV                                         171
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
CASINO HOTELS -- 0.5%
Las Vegas Sands*                       1,300   $       101
                                               -----------
Total Casino Hotels                                    101
--------------------------------------------------------------------------------
CASINO SERVICES -- 1.1%
International Game Technology          3,630           138
Scientific Games, Cl A*                3,050           108
                                               -----------
Total Casino Services                                  246
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.3%
Leap Wireless International*           1,750            83
NII Holdings*                          3,800           214
                                               -----------
Total Cellular Telecommunications                      297
--------------------------------------------------------------------------------
COAL -- 0.9%
Consol Energy                          2,650           124
Peabody Energy                         1,530            85
                                               -----------
Total Coal                                             209
--------------------------------------------------------------------------------
COMMERCIAL BANKS NON-US -- 0.4%
Kookmin Bank ADR                       1,000            83
                                               -----------
Total Commercial Banks Non-US                           83
--------------------------------------------------------------------------------
COMPUTERS -- 4.6%
Apple Computer*                        8,550           488
Hewlett-Packard                       16,920           536
                                               -----------
Total Computers                                      1,024
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 1.1%
Avon Products                          3,340           104
Colgate-Palmolive                      2,210           132
                                               -----------
Total Cosmetics & Toiletries                           236
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.6%
First Data                             7,500           338
Global Payments                        2,730           133
NAVTEQ*                                2,200            98
                                               -----------
Total Data Processing/Management                       569
--------------------------------------------------------------------------------
DIALYSIS CENTERS -- 0.2%
DaVita*                                1,100            55
                                               -----------
Total Dialysis Centers                                  55
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 2.8%
General Electric                      13,550           446
Roper Industries                       1,900            89
Textron                                  930            86
                                               -----------
Total Diversified Manufacturing Operations             621
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)


--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
DIVERSIFIED MINERALS -- 0.6%
BHP Billiton ADR                       3,230   $       139
                                               -----------
Total Diversified Minerals                             139
--------------------------------------------------------------------------------
DRUG DELIVERY SYSTEMS -- 1.5%
Hospira*                               7,600           326
                                               -----------
Total Drug Delivery Systems                            326
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 1.0%
eBay*                                  7,230           212
                                               -----------
Total E-Commerce/Services                              212
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.6%
aQuantive*                             5,600           142
                                               -----------
Total E-Marketing/Information                          142
--------------------------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 1.2%
Emerson Electric                       3,100           260
                                               -----------
Total Electric Products-Miscellaneous                  260
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.5%
Broadcom, Cl A*                        3,670           110
Intel                                  5,970           113
Micron Technology*                     7,510           113
                                               -----------
Total Electronic Components-Semiconductors             336
--------------------------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 1.2%
Foster Wheeler*                        5,900           255
                                               -----------
Total Engineering/R&D Services                         255
--------------------------------------------------------------------------------
FIDUCIARY BANKS -- 1.0%
Mellon Financial                       6,140           211
                                               -----------
Total Fiduciary Banks                                  211
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 1.0%
American Express                       4,260           227
                                               -----------
Total Finance-Credit Card                              227
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 3.1%
Charles Schwab                        12,480           199
Goldman Sachs Group                    1,680           253
UBS                                    2,050           225
                                               -----------
Total Finance-Investment Banker/Broker                 677
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 2.7%
Chicago Mercantile Exchange Holdings   1,230           604
                                               -----------
Total Finance-Other Services                           604
--------------------------------------------------------------------------------
FOOD-CONFECTIONERY -- 1.4%
WM Wrigley Jr.                         6,625           300
                                               -----------
Total Food-Confectionery                               300
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
FOOD-RETAIL -- 0.6%
Whole Foods Market                     2,030   $       131
                                               -----------
Total Food-Retail                                      131
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 1.0%
Marriott International, Cl A           2,400            91
Starwood Hotels & Resorts Worldwide    2,135           129
                                               -----------
Total Hotels & Motels                                  220
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 0.4%
Thermo Electron*                       2,390            87
                                               -----------
Total Instruments-Controls                              87
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.9%
Checkfree*                             4,200           208
                                               -----------
Total Internet Security                                208
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 0.9%
T Rowe Price Group                     5,120           194
                                               -----------
Total Investment Management/
   Advisory Services                                   194
                                               -----------
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 0.4%
Joy Global*                            1,560            81
                                               -----------
Total Machinery-Construction & Mining                   81
--------------------------------------------------------------------------------
MACHINERY-FARM -- 0.5%
Deere                                  1,400           117
                                               -----------
Total Machinery-Farm                                   117
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.6%
Henry Schein*                            520            24
Varian Medical Systems*                2,400           114
                                               -----------
Total Medical Products                                 138
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 4.8%
Biogen Idec*                           3,800           176
Celgene*                               3,130           148
Genentech*                             6,120           501
Genzyme*                               3,700           226
                                               -----------
Total Medical-Biomedical/Genetic                     1,051
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 5.7%
Allergan                               3,360           360
AstraZeneca ADR*                       2,000           120
Novartis                               1,860           101
Pfizer                                 5,180           122
Roche Holdings ADR                     1,430           118
Wyeth                                  9,800           435
                                               -----------
Total Medical-Drugs                                  1,256
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 0.3%
Precision Castparts                    1,270   $        76
                                               -----------
Total Metal Processors & Fabricators                    76
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.6%
ACE                                    7,200           364
                                               -----------
Total Multi-Line Insurance                             364
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.2%
Cisco Systems*                        13,200           258
                                               -----------
Total Networking Products                              258
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 2.5%
Nabors Industries*                    13,400           453
Transocean*                            1,300           104
                                               -----------
Total Oil & Gas Drilling                               557
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.5%
Southwestern Energy*                  11,100           346
Ultra Petroleum*                       1,510            90
XTO Energy                             2,540           112
                                               -----------
Total Oil Companies-Exploration & Production           548
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 1.1%
Exxon Mobil                            1,500            92
Occidental Petroleum                   1,400           144
                                               -----------
Total Oil Companies-Integrated                         236
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 2.2%
Cameron International*                 2,490           119
National Oilwell Varco*                5,760           365
                                               -----------
Total Oil Field Machinery & Equipment                  484
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 2.7%
Valero Energy                          8,890           591
                                               -----------
Total Oil Refining & Marketing                         591
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.7%
BJ Services                            6,700           250
Weatherford International*             2,770           137
                                               -----------
Total Oil-Field Services                               387
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 0.4%
Express Scripts*                       1,380            99
                                               -----------
Total Pharmacy Services                                 99
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS -- 0.5%
Psychiatric Solutions*                 3,700           106
                                               -----------
Total Physical Therapy/Rehabilitation Centers          106
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
PIPELINES -- 0.4%
Questar                                1,080   $        87
                                               -----------
Total Pipelines                                         87
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.9%
Chubb                                  3,800           190
WR Berkley                               310            10
                                               -----------
Total Property/Casualty Insurance                      200
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.6%
CB Richard Ellis Group, Cl A*          5,750           143
                                               -----------
Total Real Estate Management/Services                  143
--------------------------------------------------------------------------------
REINSURANCE -- 0.7%
PartnerRe                              2,400           154
                                               -----------
Total Reinsurance                                      154
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.8%
Chico's FAS*                           6,500           175
                                               -----------
Total Retail-Apparel/Shoe                              175
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.6%
GameStop, Cl A*                        3,000           126
                                               -----------
Total Retail-Computer Equipment                        126
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.4%
Best Buy                               1,640            90
                                               -----------
Total Retail-Consumer Electronics                       90
--------------------------------------------------------------------------------
RETAIL-PET FOOD & SUPPLIES -- 1.1%
Petsmart                               9,100           233
                                               -----------
Total Retail-Pet Food & Supplies                       233
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.8%
Starbucks*                             8,360           316
Yum! Brands                            1,500            75
                                               -----------
Total Retail-Restaurants                               391
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 0.4%
Dick's Sporting Goods*                 2,500            99
                                               -----------
Total Retail-Sporting Goods                             99
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.8%
Applied Materials                     10,880           177
                                               -----------
Total Semiconductor Equipment                          177
--------------------------------------------------------------------------------
STEEL-PRODUCERS -- 0.3%
Tenaris ADR*                           1,800            73
                                               -----------
Total Steel-Producers                                   73
--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO -- concluded
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)


--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 0.9%
Wells Fargo                            3,010   $       202
                                               -----------
Total Super-Regional Banks-US                          202
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 2.4%
Corning*                              21,920           530
                                               -----------
Total Telecommunications
   Equipment-Fiber Optics                              530
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.4%
Time Warner Telecom, Cl A*             5,430            81
                                               -----------
Total Telecommunications Services                       81
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 0.1%
China Netcom Group ADR                   340            12
                                               -----------
Total Telephone-Integrated                              12
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.8%
Gilead Sciences*                       3,140           186
                                               -----------
Total Therapeutics                                     186
--------------------------------------------------------------------------------
TRANSPORT-RAIL -- 0.4%
Burlington Northern Santa Fe           1,140            90
                                               -----------
Total Transport-Rail                                    90
--------------------------------------------------------------------------------
TRANSPORT-SERVICES -- 0.4%
CH Robinson Worldwide                  1,550            83
                                               -----------
Total Transport-Services                                83
--------------------------------------------------------------------------------
WATER -- 0.5%
Aqua America                           4,590           105
                                               -----------
Total Water                                            105
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 2.8%
Google, Cl A*                          1,300           545
Yahoo!*                                2,430            80
                                               -----------
Total Web Portals/ISP                                  625
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.8%
Nokia ADR                              8,200           166
Qualcomm                               6,000           240
                                               -----------
Total Wireless Equipment                               406
--------------------------------------------------------------------------------
X-RAY EQUIPMENT -- 1.7%
Hologic*                               7,700           380
                                               -----------
Total X-Ray Equipment                                  380
                                               -----------
TOTAL COMMON STOCK (COST $19,733)                   21,375
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Face       Market
Description                        Amount (000) Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.0%
Morgan Stanley 5.050%, dated
   06/30/06, to be repurchased on
   07/03/06, repurchase price
   $440,018 (collateralized by a
   U.S. Government obligation,
   par value $1,395,477, 6.125%,
   11/15/27, total market value
   $448,632(A)                        $  440   $       440
                                               -----------
TOTAL REPURCHASE AGREEMENT (COST $440)                 440
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.8% (COST $20,173)            21,815
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.2%
Receivable for investment securities sold              750
Payable for investment securities purchased           (453)
Payable for management fees                            (11)
Other assets and liabilities, net                      (12)
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES                     274
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                            $    22,089
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)
   based on 1,186,996 outstanding
   shares of beneficial interest               $    44,793
Undistributed net investment income                     32
Accumulated net realized loss on investments       (24,378)
Net unrealized appreciation on investments           1,642
                                               -----------
NET ASSETS                                     $    22,089
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                  $18.61
--------------------------------------------------------------------------------

* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
ISP -- Internet Service Provider
R & D -- Research and Development
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               OLD MUTUAL
                                                                                                       LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                                                                                 $    138
     Interest                                                                                                         9
     Less: Foreign Taxes Withheld                                                                                    (1)
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL INVESTMENT INCOME                                                                                      146
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Management Fees                                                                                                101
     Trustees' Fees                                                                                                   4
     Transfer Agent Fees                                                                                             12
     Custodian Fees                                                                                                  12
     Printing Fees                                                                                                    6
     Professional Fees                                                                                                6
     Other Fees                                                                                                       2
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL EXPENSES                                                                                               143
------------------------------------------------------------------------------------------------------------------------------------
LESS:
     Waiver of Management Fees                                                                                      (29)
------------------------------------------------------------------------------------------------------------------------------------
       NET EXPENSES                                                                                                 114
------------------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME                                                                                           32
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain from
       Security Transactions                                                                                      6,695
     Net Change in Unrealized
       Depreciation on Investments                                                                               (6,599)
------------------------------------------------------------------------------------------------------------------------------------
     NET REALIZED AND UNREALIZED
       GAIN ON INVESTMENTS                                                                                           96
------------------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS                                                                               $    128
------------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 2005, RESPECTIVELY

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           OLD MUTUAL
                                                                                                   LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               1/1/06 to
                                                                                                6/30/06          1/1/05 to
                                                                                              (Unaudited)        12/31/05
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                                              $      32         $    (113)
   Net Realized Gain from Security Transactions                                                  6,695             1,498
   Net Change in Unrealized Depreciation on Investments                                         (6,599)             (554)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations                                            128               831
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued                                                                                   444             1,619
   Shares Redeemed                                                                              (3,719)           (9,064)
------------------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets Derived from Capital Share Transactions                               (3,275)           (7,445)
------------------------------------------------------------------------------------------------------------------------------------
   Total Decrease in Net Assets                                                                 (3,147)           (6,614)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                                                          25,236            31,850
------------------------------------------------------------------------------------------------------------------------------------
   End of Period                                                                               $22,089           $25,236
------------------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income                                                          $      32         $      --
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   Shares Issued                                                                                    23                91
   Shares Redeemed                                                                                (194)             (525)
------------------------------------------------------------------------------------------------------------------------------------
   Net Decrease in Shares Outstanding                                                             (171)             (434)
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED) AND THE YEARS ENDED DECEMBER 31



                                                           Net
                  Net                                 Realized and
                 Asset                 Net             Unrealized                               Dividends         Distributions
                Value,             Investment             Gains               Total             from Net              from
               Beginning             Income             (Losses)               From            Investment            Capital
               of Period             (Loss)           on Securities         Operations           Income               Gains
------------------------------------------------------------------------------------------------------------------------------------

  OLD MUTUAL LARGE CAP GROWTH PORTFOLIO

  2006*         $18.59               $0.03 1             $(0.01)               $0.02             $ --                  $ --
  2005           17.78               (0.07) 1              0.88                 0.81               --                    --
  2004           16.32               (0.04) 1              1.50                 1.46               --                    --
  2003           12.44               (0.07) 1              3.95                 3.88               --                    --
  2002           17.60               (0.10)               (5.06)               (5.16)              --                    --
  2001           24.54               (0.05) 1             (6.89)               (6.94)              --                    --
------------------------------------------------------------------------------------------------------------------------------------





                                          Net                                     Net                  Ratio
                  Total              Asset Value,                             Assets, End           of Expenses
               Dividends and              End               Total              of Period            to Average
               Distributions           of Period            Return               (000)              Net Assets
----------------------------------------------------------------------------------------------------------------------

  OLD MUTUAL LARGE CAP GROWTH PORTFOLIO

  2006*               $ --                 $18.61              0.11%+                $22,089             0.96%**
  2005                  --                  18.59              4.56%                  25,236             1.10%
  2004                  --                  17.78              8.95%                  31,850             1.10%
  2003                  --                  16.32             31.19%                  32,357             1.06%
  2002                  --                  12.44            (29.32)%                 27,434             1.05%
  2001                  --                  17.60            (28.28)%                 54,060             1.02%
----------------------------------------------------------------------------------------------------------------------

                                        Ratio
                                     of Expenses
                    Ratio            to Average
                   of Net            Net Assets
                 Investment          (Excluding
                Income (Loss)        Waivers and            Portfolio
                 to Average           Expense               Turnover
                 Net Assets          Reduction)               Rate
--------------------------------------------------------------------------

  OLD MUTUAL LARGE CAP GROWTH PORTFOLIO

  2006*               0.27%**             1.20%**              132.59%+
  2005               (0.42)%              1.15%                 30.48%
  2004               (0.27)%              1.10%                 44.92%
  2003               (0.51)%              1.06%                 74.16%
  2002               (0.47)%              1.05%                142.32%
  2001               (0.26)%              1.02%                137.18%
--------------------------------------------------------------------------


 * For the six-month period ended June 30, 2006.
** Annualized.
 1 Per share calculations were performed using the average shares for the period.
 + Total return and portfolio turnover have not been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (UNAUDITED)


1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. Prior to November 2005, the Trust was known as PBHG Insurance Series Fund and the Large Cap Growth Portfolio was known as the Liberty Ridge Large Cap Growth Portfolio. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Large Cap Growth Portfolio and seven others: the Old Mutual Growth II Portfolio (the "Growth II Portfolio"), the Old Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Old Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Old Mutual Select Value Portfolio (the "Select Value Portfolio"), the Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the Old Mutual Small Cap Portfolio (the "Small Cap Portfolio"), and the Old Mutual Columbus Circle Technology and Communications Portfolio (the "Technology and Communications Portfolio"), (each a "Portfolio" and collectively, the "Portfolios").

Each Portfolio of the Trust is classified as a diversified management investment company, with the exception of the Large Cap Growth Concentrated Portfolio and the Technology and Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements for the Large Cap Growth Portfolio are presented in this report; the financial statements for the other Portfolios are presented separately. The Trust's prospectus provides a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2006, 56%, 32% and 10% of the outstanding shares of the Large Cap Growth Portfolio were held by the separate accounts of three participating insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Large Cap Growth Portfolio in the preparation of its financial statements.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

SECURITY VALUATION -- Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Trust uses prices reported by pricing services to calculate the market value of securities in the Portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Portfolio's Fair Value Procedures are implemented through a Fair Value Committee designated by the Board. The valuation is assigned to Fair Valued Securities for the purposes of calculating a Portfolio's net asset value ("NAV"). Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

SECURITY TRANSACTIONS AND DIVIDEND & INTEREST INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income for a Portfolio are declared annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Dividends paid from a Portfolio from net investment income and distributions from net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

FOREIGN WITHHOLDING TAXES -- A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- Per the terms of an informal agreement with U.S. Bank, N.A., ("U.S. Bank") (formerly Wachovia Bank, N.A.) the custodian of the Trust, if a Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with U.S. Bank, on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with U.S. Bank, on the following day.

FOREIGN CURRENCY CONVERSION -- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

   (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

FUTURES CONTRACTS -- A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Large Cap Growth Portfolio had no outstanding futures contracts as of June 30, 2006.

OPTIONS -- A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When a Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Large Cap Growth Portfolio had no outstanding options contracts as of June 30, 2006.

COMMISSION RECAPTURE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolios. Commission Recapture arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the Large Cap Growth Portfolio received $0 during the six-month period ended June 30, 2006.

AS OF JUNE 30, 2006 (UNAUDITED)


OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the six-month period ended June 30, 2006, no interest was earned under this arrangement.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND
   OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

INVESTMENT ADVISOR -- Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital"or "Advisor") to serve as investment advisor to each Portfolio, replacing Liberty Ridge Capital ("Liberty Ridge"), the Trusts' previous advisor. Old Mutual Capital is an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Old Mutual Capital was appointed on an interim basis pursuant to an interim advisory agreement ("Interim Agreement") pending shareholder approval of a new management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Under the terms of the Interim Agreement, Old Mutual Capital was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services, as described in the "Administrator" section below. In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate as shown below. The Management Fee paid to Old Mutual Capital under the terms of the Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolios. The rates have been in effect since January 1, 2006.

                                                        MANAGEMENT FEE BREAKPOINT ASSET THRESHOLDS
------------------------------------------------------------------------------------------------------------------------------------
                           $0 TO       $300 MILLION    $500 MILLION    $750 MILLION    $1.0 BILLION     $1.5 BILLION
                          LESS THAN     TO LESS THAN   TO LESS THAN    TO LESS THAN    TO LESS THAN     TO LESS THAN    $2.0 BILLION
                        $300 MILLION    $500 MILLION   $750 MILLION    $1.0 BILLION    $1.5 BILLION     $2.0 BILLION     OR GREATER
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap
  Growth Portfolio          0.85%           0.80%          0.75%           0.70%           0.65%            0.60%           0.55%

ADMINISTRATOR -- Effective January 1, 2006, Old Mutual Capital replaced Old Mutual Fund Services as administrator to the Trust and the Portfolios. Under the terms of the Management Agreement, Old Mutual Capital receives the Management Fees listed above for providing both advisory and administrative services. The fee that Old Mutual Capital receives for providing these services is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

EXPENSE LIMITATION AGREEMENT -- In the interest of limiting expenses of the Large Cap Growth Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement") through December 31, 2008, with respect to the Large Cap Growth Portfolio, pursuant to which the Advisor has contractually agreed to waive or limit its fees and to assume other expenses of the Large Cap Growth Portfolio to the extent necessary to limit the total annual expenses to no more than 0.96% of the Large Cap Growth Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Large Cap Growth Portfolio's business.

REIMBURSEMENT OF MANAGEMENT FEES WAIVED -- The Advisor may seek reimbursement for Management Fees waived or reimbursed and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which Management Fees were waived. Reimbursement by the Large Cap Growth Portfolio of the Management Fees waived or reimbursed and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Large Cap Growth Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Large Cap Growth Portfolio to exceed 0.96%. Consequently, no reimbursement by the Large Cap Growth Portfolio will be made unless: (i) the Large Cap Growth Portfolio's assets exceed $75 million; (ii) the Large Cap Growth Portfolio's total annual expense ratio is less than 0.96%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses previously paid by Liberty Ridge as the previous investment advisor. As of June 30, 2006, the net assets of the Large Cap Growth Portfolio are less than $75 million.

Pursuant to the above, the amount of previously waived and reimbursed fees for the Large Cap Growth Portfolio for which the Advisor may seek reimbursement was $28,585 for the six-month period ended June 30, 2006.

SUB-ADVISORY AGREEMENTS -- Effective January 1, 2006, the Trust, on behalf of the Large Cap Growth Portfolio, and the Advisor entered into interim sub-advisory agreements with CastleArk Management, LLC and Turner Investment Partners, Inc. to provide co-sub-advisory services to the Large Cap Growth Portfolio on an interim basis pending shareholder approval of final sub-advisory agreements ("Sub-Advisory Agreements"), which was received on April 19, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, each sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Large Cap Growth Portfolio managed net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fees for each sub-advisor are calculated as follows:

                          $0 TO       $300 MILLION     $500 MILLION    $750 MILLION    $1.0 BILLION    $1.5 BILLION
                         LESS THAN     TO LESS THAN    TO LESS THAN    TO LESS THAN    TO LESS THAN    TO LESS THAN    $2.0 BILLION
                       $300 MILLION    $500 MILLION    $750 MILLION    $1.0 BILLION    $1.5 BILLION    $2.0 BILLION     OR GREATER
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap
  Growth Portfolio         0.50%           0.45%           0.40%           0.35%           0.30%           0.25%           0.20%


SUB-ADMINISTRATOR -- SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in providing administrative services to the Trust. Pursuant to an amended and restated administration agreement between Old Mutual Capital and the Sub-Administrator, the Sub-Administrator will be paid a portion of Old Mutual Capital's fees based on the resulting higher value from the following calculations (A) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds, and Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.

The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party.

DISTRIBUTOR -- The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH. The Distributor receives no compensation for serving in such capacity.

TRANSFER AGENT -- DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interest in the Trust.

CUSTODIAN -- U.S. Bank serves as the custodian for the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and the Distributor, received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Large Cap Growth Portfolio for the six-month period ended June 30, 2006, amounted to $31,102,733 and $34,340,935, respectively.

5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

It is the Large Cap Growth Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are

NOTES TO FINANCIAL STATEMENTS -- concluded
AS OF JUNE 30, 2006 (UNAUDITED)


charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2005, primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, were reclassified to/from the following accounts (000):

                DECREASE                             INCREASE UNDISTRIBUTED
             PAID-IN-CAPITAL                          NET INVESTMENT INCOME
--------------------------------------------------------------------------------
                 $(113)                                       $113
--------------------------------------------------------------------------------

This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2005 and December 31, 2004, respectively.

As of December 31, 2005, the components of accumulated losses were as follows
(000):

CAPITAL LOSS CARRYFORWARDS EXPIRING:
--------------------------------------------------------------------------------
  December 2009                                 $ (17,722)
  December 2010                                   (13,158)
  December 2011                                       (58)
  Unrealized appreciation                           8,106
--------------------------------------------------------------------------------
                                                $ (22,832)
--------------------------------------------------------------------------------

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. During the year ended December 31, 2005, the Large Cap Growth Portfolio utilized $1,454 (000) of capital loss carryforwards to offset net realized capital gains.

The federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Large Cap Growth Portfolio for federal income tax purposes at June 30, 2006 were as follows (000):

                                                                                                       NET
            FEDERAL                   UNREALIZED                      UNREALIZED                   UNREALIZED
           TAX COST                  APPRECIATION                    DEPRECIATION                 APPRECIATION
---------------------------------------------------------------------------------------------------------------------------
            $20,173                     $2,419                          $(777)                       $1,642

6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Large Cap Growth Portfolio are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Large Cap Growth Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Large Cap Growth Portfolio's growth style of investing, and the Large Cap Growth Portfolio's returns may vary considerably from other equity funds using different investment styles.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Large Cap Growth Portfolio may overweight certain industries within a sector, which may cause the Large Cap Growth Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

7. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of each of Old Mutual Advisor Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending is conducted pursuant to an exemptive order granted by the Securities and Exchange Commission in August 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended June 30, 2006.

8. LITIGATION WITH RESPECT TO FORMER INVESTMENT ADVISOR
--------------------------------------------------------------------------------

In June 2004, the Trust's former investment advisor, Liberty Ridge, reached settlement agreements with respect to market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") related to activity in PBHG Funds (now known as the Old Mutual Advisor Funds II), an investment company in the same mutual fund complex having the same Board of Trustees as the Trust. Under the NYAG settlement, if certain terms and undertakings in that settlement are not met, the NYAG settlement stipulates that Liberty Ridge (formerly known as Pilgrim Baxter & Associates, Ltd. ("PBA")) shall promptly terminate its management of any Portfolio. In this event, the Board of Trustees would be required to seek new investment management of the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including a class action suit ("Class Action Suit") and a separate derivative suit ("Derivative Suit") (together, the "Civil Litigation"), have been filed against Liberty Ridge, PBHG Funds, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action.

The Civil Litigation is primarily based upon allegations that the defendants engaged in, or facilitated market timing in the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including, but not limited to: (i) violations of various provisions of the federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees on the Board, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On September 2, 2005, PBA was served with a cease and desist order by the West Virginia state auditor (the "WVAG Litigation). The Trust was not named as a defendant in these proceedings. The state auditor alleges that PBA, and others, violated the West Virginia Uniform Securities Act, West Virginia Codes sections 32-1-101 et seq., by, among other things, failing to disclose the alleged market timing activities to their shareholders. The state auditor seeks an order directing PBA to (i) cease and desist from further violations of the Securities Act of 1933; (ii) disgorge all fees received from the illegal conduct; (iii) pay all administrative and investigatory costs and attorney fees; and (iv) pay an administrative assessment in the amount determined by the auditor. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies (such actions, together with the Civil Litigation and the WVAG Litigation, the "Litigation").

At this stage of the Litigation, it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. In addition, if Liberty Ridge is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940. Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge, including Old Mutual Capital, from serving as an investment advisor to any registered investment company, including the Trust. The Trust has been informed that if these results occur, exemptive relief from the SEC will be sought to permit Liberty Ridge and any affiliated entity to serve as an advisor or sub-advisor to the Trust. There is no assurance that such exemptive relief will be granted.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)


SIX-MONTH HYPOTHETICAL EXPENSE EXAMPLE -- JUNE 30, 2006 (UNAUDITED)


EXAMPLE. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Large Cap Growth Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six month period ended June 30, 2006.

ACTUAL EXPENSES. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Large Cap Growth Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Large Cap Growth Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Large Cap Growth Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Large Cap Growth Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                                               ANNUALIZED               EXPENSES
                                                  BEGINNING               ENDING                 EXPENSE                  PAID
                                                   ACCOUNT               ACCOUNT                 RATIOS                  DURING
                                                    VALUE                 VALUE               FOR THE SIX-             SIX-MONTH
                                                    1/1/06               6/30/06              MONTH PERIOD              PERIOD*
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
  Actual Portfolio Return                         $1,000.00              $1,001.10                 0.96%                 $4.76
  Hypothetical 5% Return                           1,000.00               1,020.03                 0.96                   4.81
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Large Cap Growth Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[LOGO OMITTED]  OLD MUTUAL INSURANCE SERIES FUND


Old Mutual Large Cap Growth Concentrated Portfolio


SEMI-ANNUAL REPORT   June 30, 2006


[GRAPHIC ART OMITTED]

                                  [BLANK PAGE]

TABLE OF CONTENTS

About This Report                                                         2

Message to Shareholders                                                   3

Management Overview                                                       4

Statement of Net Assets                                                   7

Statement of Operations                                                  10

Statement of Changes in Net Assets                                       11

Financial Highlights                                                     12

Notes to Financial Statements                                            13

Portfolio Expenses Example                                               19

ABOUT THIS REPORT



HISTORICAL RETURNS
--------------------------------------------------------------------------------
All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------
This report reflects views, opinions, and portfolio holdings as of June 30, 2006, the end of the report period. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of June 30, 2006, are included in the Portfolio's Statement of Net Assets. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market.

COMPARATIVE INDEXES AND FUNDS AVERAGE
--------------------------------------------------------------------------------
The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against specific securities indexes. The indexes account for both changes in security price and assumes reinvestment of dividends and distributions, but do not reflect the cost of managing a mutual fund. The Portfolio's performance is also compared to a category average based on the average performance of mutual funds classified by Lipper, Inc. The Portfolio may significantly differ in holdings and composition from the indexes and average. Individuals cannot invest directly in an index or an average.

Russell 1000(R) Growth Index

The unmanaged Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Lipper Large-Cap Growth Funds Average

Funds that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure compared to the S&P 500 Index. The Lipper Large-Cap Growth Funds Average represents the average performance of 743 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category as of June 30, 2006.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

The U.S. equity market delivered attractive results for most asset classes for the six months ended June 30, 2006. After a robust first quarter, with healthy gains posted by all major averages, many broad equity indexes declined during the quarter ended June 30, 2006. With the successful approval and implementation of improvements to the Old Mutual Insurance Series' investment management and fee structure which were announced at the end of 2005, we have advanced toward our goals of providing enhanced benefits and service to shareholders. As a result of these enhancements, in addition to enjoying broader access to leading investment management firms, shareholders will benefit from significant reductions in expenses and fees.

While the first quarter was characterized by optimism which carried many broad U.S. equity indexes to near-historic highs, the second quarter represented a challenging environment across all capitalization and style disciplines in the U.S. market and globally. During the second quarter, the Federal Reserve sent mixed messages regarding its plans for further future interest rate increases, and continued inflation worries caused instability and increased volatility in the market. The market's uncertainty and a prevailing defensive sentiment during the second quarter took back a portion of the healthy gains registered in all equity asset classes during the first three months of 2006. Despite concerns including rising interest rates, skyrocketing oil prices and inflation, many broad U.S. market indexes remained positive through the first half of 2006.

Value style equity investments outperformed growth for the first six months of 2006, with small-cap value, as measured by the Russell 1000(R) Value Index, posting double digit returns. Stocks in small- and mid-cap companies generally posted stronger performance than large-cap stocks, although large-cap value gained ground during the second quarter amidst mounting uncertainty that led investors to favor larger, more liquid stocks. The technology sector, which had performed strongly during the latter part of 2005, faced a stiff headwind during the first half of 2006, which pushed the tech-heavy NASDAQ Composite Index into negative territory for the first half.

Most of the Old Mutual Insurance Series Fund Portfolios delivered positive absolute results for the six-month period ended June 30, 2006. We invite you to review the pages that follow for a complete performance discussion.

We value your investment in the Old Mutual Insurance Series Fund Portfolios and thank you for your continued support as we continue to serve your investment needs.

Sincerely,



/S/ DAVID J. BULLOCK       [PHOTO OMITTED]



David J. Bullock
PRESIDENT
OLD MUTUAL INSURANCE SERIES FUND

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW
Sub-Advisors: CastleArk Management, LLC and Turner Investment Partners, Inc.


PERFORMANCE HIGHLIGHTS


O THE PORTFOLIO OUTPERFORMED ITS BENCHMARK, THE RUSSELL 1000(R) GROWTH INDEX,
  AND THE LIPPER LARGE CAP GROWTH FUNDS AVERAGE, BUT UNDERPERFORMED THE S&P 500 INDEX FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006.

O FINANCIALS, TELECOMMUNI-CATION SERVICES AND INDUSTRIALS WERE THE TOP
  CONTRIBUTING SECTORS TO PORTFOLIO PERFORMANCE DURING THE PERIOD ON AN ABSOLUTE BASIS.

O INFORMATION TECHNOLOGY, MATERIALS AND HEALTH CARE WERE A DRAG ON ABSOLUTE
  PERFORMANCE DURING THE PERIOD.

O THE PORTFOLIO BENEFITED FROM OVERWEIGHTS IN THE FINANCIAL AND ENERGY SECTORS.


Q.  HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARKS?

A. The Old Mutual Large Cap Growth Concentrated Portfolio outperformed its benchmark, the Russell 1000(R) Growth Index, and the Lipper Large Cap Growth Funds Average for the six-month period ended June 30, 2006. The Portfolio gained 1.35% while the Russell 1000(R) Growth Index lost 0.93% and the Lipper Large-Cap Growth Funds Average declined by 2.36% during the period. However, the Portfolio underperformed the 2.71% return of the S&P 500 Index for the period.


Q.  WHAT INVESTMENT ENVIRONMENT DID THE PORTFOLIO FACE DURING THE PAST SIX
    MONTHS?

A. The market was bogged down by fears of inflation, increasing interest rates, and high energy prices. As to be expected in a volatile market, investors have gravitated toward low beta, low P/E, high-yielding stocks over the last few months. Strong earnings have kept stocks afloat in an environment where consumer spending is on the decline.


Q.  WHICH MARKET FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

A. Despite potentially worrisome inflationary pressures, interest rate increases, and earnings growth rates, indicators reinforced the view that capital investment has supplanted consumer spending as the primary growth driver during the period. Equity markets had a very strong first quarter, but lost ground during the second quarter due largely to concerns that continued Federal Reserve ("Fed") interest rate increases would lead to lower economic growth.


Q.  HOW DID SECURITY COMPOSITION AFFECT PORTFOLIO PERFORMANCE?

A. Financials, telecommunication services, and industrials were the top contributing sectors to Portfolio performance during the period on an absolute basis. The Portfolio also benefited nicely from overweights toward financials and energy. At the same time, information technology, materials and health care were a drag on absolute performance during the period.

    Individual securities that contributed to performance in CastleArk Management's ("CastleArk") portion of the Portfolio included refiner and retailer, Valero Energy; Chicago Mercantile Exchange Holdings, which operates as a futures exchange in the United States for the trading of futures and options on futures; and hospitality company, Marriott International. In the portion of the Portfolio managed by Turner Investment Partners ("Turner"), contributors included Archer-Daniels-Midland, which engages in the procurement, transportation, storing, processing, and merchandising of agricultural commodities and products; Chicago Mercantile Exchange Holdings; and Joy Global (no longer a Portfolio holding), which engages in the manufacturing, servicing, and distribution of mining equipment.

    Detractors from performance during the six-month period included online marketplace giant eBay, Salesforce.com (a provider of on-demand customer relationship management) and Apple Computer.



Large Cap Growth
Concentrated Portfolio

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE LARGE-CAP GROWTH MARKET?

A. CastleArk continues to believe that the Fed will keep increasing short-term interest rates, that energy prices will remain high, and that consumption growth will slow at a moderate pace. The firm notes that going forward stock selection will remain critical as the market continues to punish stocks that fail to meet or exceed revenue and earnings growth expectations. Turner believes that the market is likely to wait and see if the Fed is finally finished increasing interest rates before making any sustained upward move. The firm points to four catalysts that have been helping to support the market, and that it believes may power any future rally. First, corporate earnings remain strong. Companies will begin reporting their earnings for the second quarter this month, and Wall Street analysts expect operating earnings to rise by a double-digit percentage for the 12th consecutive quarter. Second, companies are on a mergers-and-acquisitions tear, arranging deals that could exceed $3.5 trillion in value by year-end, according to Thomson Financial. Third, companies are spending record amounts repurchasing their own stock. Finally, insider selling is low, which suggests that corporate executives are bullish on their companies' prospects and the return potential of their companies' shares.





TOP TEN COMMON STOCK HOLDINGS AS OF JUNE 30, 2006 (UNAUDITED)


Chicago Mercantile Exchange
Holdings                3.8%
------------------------------
PepsiCo                 3.5%
------------------------------
Google, Cl A            2.9%
------------------------------
Apple Computer          2.8%
------------------------------
National Oilwell Varco  2.7%
------------------------------
General Electric        2.4%
------------------------------
Coach                   2.2%
------------------------------
Goldman Sachs Group     2.1%
------------------------------
UBS                     2.1%
------------------------------
Nabors Industries       2.1%
------------------------------
As a % of Total
Portfolio Investments  26.6%
------------------------------

                                                                Large Cap Growth
                                                          Concentrated Portfolio

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED
PORTFOLIO -- continued
--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)






Average Annual Total Return as of June 30, 2006
------------------------------------------------------------------------------------------------------------------------------------

                                                        Six           One       Annualized     Annualized     Annualized
                                       Inception       Month         Year         3 Year         5 Year        Inception
                                         Date         Return        Return        Return         Return         to Date
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth
  Concentrated Portfolio                  9/25/97     1.35%         17.29%         9.65%         (1.81)%         5.96%
Russell 1000(R) Growth Index             09/25/97    (0.93)%         6.12%         8.35%         (0.76)%         2.21%
S&P 500 Index                            09/25/97     2.71%          8.63%         11.22%         2.49%          5.16%
Lipper Large-Cap Growth Funds Average+   09/30/97    (2.36)%         5.43%          7.91%        (1.22)%         2.63%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes and funds average can be found on page 2.
+ Returns represent the average return of the funds that comprised the Lipper Large-Cap Growth Funds Average as of the beginning of the applicable return period.

Value of a $10,000 Investment
------------------------------------------------------------------------------------------------------------------------------------

[line chart omitted, plot points follows]

                             Old Mutual
                          Large Cap Growths               Russell 1000(R)                                    Lipper Large-Cap Growth
                       Concentrated Portfolio             Growth Index              S&P 500 Index                 Funds Average
9/25/97                        $10000                        $10000                    $10000                         $10000
12/31/97                        10050                         10152                     10287                           9965
12/31/98                        16333                         14081                     13228                          13330
12/31/99                        32765                         18751                     16011                          18516
12/31/2000                      24944                         14547                     14554                          16130
12/31/2001                      15922                         11576                     12823                          12586
12/31/2002                      10932                          8349                      9989                           9155
12/31/2003                      14525                         10833                     12855                          11638
12/31/2004                      15531                         11515                     14254                          12501
12/31/2005                      16416                         12121                     14954                          13269
6/30/2006                       16637                         12008                     15359                          12956

Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of September 25, 1997 to an investment made in unmanaged securities indexes on that date and a mutual fund average composite. The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds Average at September 30, 1997. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Sector Weightings as of June 30, 2006 -- % of Total Portfolio Investments
--------------------------------------------------------------------------------

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Consumer Discretionary               20%
Consumer Staples                      5%
Energy                               10%
Financials                            9%
Healthcare                           21%
Industrials                           6%
Information Technology               21%
Materials                             3%
Repurchase Agreement                  2%
Telecom                               3%

STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.2%
AEROSPACE/DEFENSE -- 1.1%
Boeing                                 9,880   $       809
                                               -----------
Total Aerospace/Defense                                809
--------------------------------------------------------------------------------
AGRICULTURAL CHEMICALS -- 1.8%
Monsanto                              15,320         1,290
                                               -----------
Total Agricultural Chemicals                         1,290
--------------------------------------------------------------------------------
AGRICULTURAL OPERATIONS -- 1.4%
Archer-Daniels-Midland                24,360         1,006
                                               -----------
Total Agricultural Operations                        1,006
--------------------------------------------------------------------------------
APPAREL MANUFACTURERS -- 3.2%
Coach*                                51,700         1,546
Polo Ralph Lauren                     13,300           730
                                               -----------
Total Apparel Manufacturers                          2,276
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE -- 1.0%
Salesforce.com*                       28,050           748
                                               -----------
Total Applications Software                            748
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 0.8%
Harman International                   6,800           580
                                               -----------
Total Audio/Video Products                             580
--------------------------------------------------------------------------------
AUTO-CARS/LIGHT TRUCKS -- 1.2%
Toyota Motor ADR                       8,270           865
                                               -----------
Total Auto-Cars/Light Trucks                           865
--------------------------------------------------------------------------------
BEVERAGES-NON-ALCOHOLIC -- 3.4%
PepsiCo                               40,590         2,437
                                               -----------
Total Beverages-Non-Alcoholic                        2,437
--------------------------------------------------------------------------------
CABLE TV -- 1.8%
Comcast, Cl A*                        39,590         1,296
                                               -----------
Total Cable TV                                       1,296
--------------------------------------------------------------------------------
CASINO HOTELS -- 1.3%
Las Vegas Sands*                      12,330           960
                                               -----------
Total Casino Hotels                                    960
--------------------------------------------------------------------------------
CASINO SERVICES -- 0.9%
Scientific Games, Cl A*               18,490           659
                                               -----------
Total Casino Services                                  659
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.9%
NII Holdings*                         24,430         1,377
                                               -----------
Total Cellular Telecommunications                    1,377
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
COAL -- 1.7%
Peabody Energy                        22,180   $     1,236
                                               -----------
Total Coal                                           1,236
--------------------------------------------------------------------------------
COMPUTERS -- 4.6%
Apple Computer*                       34,890         1,994
Hewlett-Packard                       41,000         1,299
                                               -----------
Total Computers                                      3,293
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.0%
First Data                            24,500         1,103
NAVTEQ*                                7,200           322
                                               -----------
Total Data Processing/Management                     1,425
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 2.4%
General Electric                      52,420         1,728
                                               -----------
Total Diversified Manufacturing Operations           1,728
--------------------------------------------------------------------------------
DRUG DELIVERY SYSTEMS -- 1.5%
Hospira*                              24,900         1,069
                                               -----------
Total Drug Delivery Systems                          1,069
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 1.0%
eBay*                                 23,700           694
                                               -----------
Total E-Commerce/Services                              694
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.6%
aQuantive*                            18,500           469
                                               -----------
Total E-Marketing/Information                          469
--------------------------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 1.2%
Emerson Electric                      10,100           846
                                               -----------
Total Electric Products-Miscellaneous                  846
--------------------------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 1.1%
Foster Wheeler*                       19,100           825
                                               -----------
Total Engineering/R&D Services                         825
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 6.0%
Charles Schwab                        85,420         1,365
Goldman Sachs Group                    9,920         1,492
UBS                                   13,430         1,474
                                               -----------
Total Finance-Investment Banker/Broker               4,331
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 3.8%
Chicago Mercantile Exchange Holdings   5,520         2,711
                                               -----------
Total Finance-Other Services                         2,711
--------------------------------------------------------------------------------
FOOD-CONFECTIONERY -- 1.3%
WM Wrigley Jr.                        21,375           970
                                               -----------
Total Food-Confectionery                               970
--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED
PORTFOLIO -- concluded
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
FOOD-RETAIL -- 1.3%
Whole Foods Market                    14,310   $       925
                                               -----------
Total Food-Retail                                      925
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 1.4%
Marriott International, Cl A           7,600           290
Starwood Hotels & Resorts Worldwide   11,570           698
                                               -----------
Total Hotels & Motels                                  988
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.9%
Checkfree*                            13,600           674
                                               -----------
Total Internet Security                                674
--------------------------------------------------------------------------------
MACHINERY-FARM -- 0.5%
Deere                                  4,400           367
                                               -----------
Total Machinery-Farm                                   367
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.6%
Intuitive Surgical*                    9,520         1,123
                                               -----------
Total Medical Instruments                            1,123
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.5%
Varian Medical Systems*                7,700           365
                                               -----------
Total Medical Products                                 365
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.5%
Biogen Idec*                          12,100           561
Genentech*                            14,700         1,202
Genzyme*                              11,900           726
                                               -----------
Total Medical-Biomedical/Genetic                     2,489
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 4.8%
Allergan                               7,200           772
AstraZeneca ADR*                      21,510         1,287
Wyeth                                 31,700         1,408
                                               -----------
Total Medical-Drugs                                  3,467
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.6%
ACE                                   23,300         1,179
                                               -----------
Total Multi-Line Insurance                           1,179
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.2%
Cisco Systems*                        45,340           885
                                               -----------
Total Networking Products                              885
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 2.5%
Nabors Industries*                    43,600         1,473
Transocean*                            4,400           354
                                               -----------
Total Oil & Gas Drilling                             1,827
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 3.2%
Southwestern Energy*                  36,200   $     1,128
XTO Energy                            27,160         1,202
                                               -----------
Total Oil Companies-Exploration & Production         2,330
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 0.4%
Exxon Mobil                            4,900           301
                                               -----------
Total Oil Companies-Integrated                         301
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 2.7%
National Oilwell Varco*               30,460         1,929
                                               -----------
Total Oil Field Machinery & Equipment                1,929
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 1.9%
Valero Energy                         20,100         1,337
                                               -----------
Total Oil Refining & Marketing                       1,337
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.1%
BJ Services                           21,500           801
                                               -----------
Total Oil-Field Services                               801
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.4%
Express Scripts*                      13,800           990
                                               -----------
Total Pharmacy Services                                990
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS -- 0.5%
Psychiatric Solutions*                11,800           338
                                               -----------
Total Physical Therapy/Rehabilitation Centers          338
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.5%
Chubb                                 21,990         1,097
                                               -----------
Total Property/Casualty Insurance                    1,097
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 1.7%
CB Richard Ellis Group, Cl A*         49,360         1,229
                                               -----------
Total Real Estate Management/Services                1,229
--------------------------------------------------------------------------------
REINSURANCE -- 0.7%
PartnerRe                              7,600           487
                                               -----------
Total Reinsurance                                      487
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.8%
Chico's FAS*                          21,100           569
                                               -----------
Total Retail-Apparel/Shoe                              569
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.6%
GameStop, Cl A*                        9,800           412
                                               -----------
Total Retail-Computer Equipment                        412
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
RETAIL-PET FOOD & SUPPLIES -- 1.0%
Petsmart                              29,400   $       753
                                               -----------
Total Retail-Pet Food & Supplies                       753
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.8%
Starbucks*                            16,000           604
                                               -----------
Total Retail-Restaurants                               604
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 0.5%
Dick's Sporting Goods*                 8,300           329
                                               -----------
Total Retail-Sporting Goods                            329
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.9%
Marvell Technology Group*             13,880           615
                                               -----------
Total Semiconductor Components-
   Integrated Circuits                                 615
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.2%
Applied Materials                     51,620           840
                                               -----------
Total Semiconductor Equipment                          840
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 1.7%
Corning*                              50,200         1,214
                                               -----------
Total Telecommunications
   Equipment-Fiber Optics                            1,214
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.8%
Gilead Sciences*                      21,460         1,270
                                               -----------
Total Therapeutics                                   1,270
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 2.9%
Google, Cl A*                          4,890         2,050
                                               -----------
Total Web Portals/ISP                                2,050
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 2.4%
Nokia ADR                             26,400           535
Qualcomm                              28,920         1,159
                                               -----------
Total Wireless Equipment                             1,694
--------------------------------------------------------------------------------
X-RAY EQUIPMENT -- 1.7%
Hologic*                              24,900         1,229
                                               -----------
Total X-Ray Equipment                                1,229
                                               -----------
TOTAL COMMON STOCK (COST $68,408)                   70,607

TOTAL INVESTMENTS -- 98.2% (COST $68,408)           70,607

--------------------------------------------------------------------------------


Description                                     Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.8%
Receivable for investment securities sold      $     1,534
Cash                                                 1,266
Payable for investment securities purchased         (1,455)
Payable for management fees                            (40)
Other assets and liabilities, net                      (43)
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES                   1,262
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                            $   71,869
--------------------------------------------------------------------------------

NET ASSETS:
Paid-in-capital ($0.001 par value)
   based on 7,354,075 outstanding
   shares of beneficial interest               $   281,870
Undistributed net investment income                     53
Accumulated net realized loss on investments      (212,253)
Net unrealized appreciation on investments           2,199
                                               -----------
NET ASSETS                                     $    71,869
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                      $9.77
--------------------------------------------------------------------------------

* Non-income producing security.
ADR -- American Depositary Receipt
Cl -- Class
ISP -- Internet Service Provider
R&D -- Research and Development
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
                                                                                                    OLD MUTUAL
                                                                                                 LARGE CAP GROWTH
                                                                                              CONCENTRATED PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                                                                    $      375
     Interest                                                                                             28
     Less: Foreign Taxes Withheld                                                                         (3)

----------------------------------------------------------------------------------------------------------------------------
       TOTAL INVESTMENT INCOME                                                                           400
----------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Management Fees                                                                                     350
     Trustees' Fees                                                                                       12
     Professional Fees                                                                                    17
     Printing Fees                                                                                        15
     Transfer Agent Fees                                                                                  15
     Custodian Fees                                                                                        4
     Other Fees                                                                                            6
----------------------------------------------------------------------------------------------------------------------------
       TOTAL EXPENSES                                                                                    419
----------------------------------------------------------------------------------------------------------------------------
LESS:
     Waiver of Management Fees                                                                           (72)
----------------------------------------------------------------------------------------------------------------------------
       NET EXPENSES                                                                                      347
----------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME                                                                                53
----------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain from
       Security Transactions                                                                          20,997
     Net Change in Unrealized
       Depreciation on Investments                                                                   (19,555)
----------------------------------------------------------------------------------------------------------------------------
     NET REALIZED AND UNREALIZED
       GAIN ON INVESTMENTS                                                                             1,442
----------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS                                                                   $   1,495
----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 2005, RESPECTIVELY

----------------------------------------------------------------------------------------------------------------------------
                                                                                            OLD MUTUAL
                                                                              LARGE CAP GROWTH CONCENTRATED PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                                   1/1/06 to
                                                                                    6/30/06         1/1/05 to
                                                                                  (Unaudited)       12/31/05
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                                     $      53     $     (677)
   Net Realized Gain from Security Transactions                                        20,997          6,550
   Net Change in Unrealized Depreciation on Investments                               (19,555)        (3,278)
----------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations                                 1,495          2,595
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued                                                                          109             11
   Shares Redeemed                                                                    (11,304)       (31,177)
----------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets Derived from Capital Share Transactions                     (11,195)       (31,166)
----------------------------------------------------------------------------------------------------------------------------
   Total Decrease in Net Assets                                                        (9,700)       (28,571)
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                                                 81,569        110,140
----------------------------------------------------------------------------------------------------------------------------
   End of Period                                                                     $ 71,869       $ 81,569
----------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income                                                  $     53       $     --
----------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   Shares Issued                                                                           10              1
   Shares Redeemed                                                                     (1,122)        (3,614)
----------------------------------------------------------------------------------------------------------------------------
   Net Decrease in Shares Outstanding                                                  (1,112)        (3,613)
----------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED) AND THE YEARS ENDED DECEMBER 31



                                         Net
              Net                   Realized and
             Asset          Net      Unrealized                     Dividends   Distributions                       Net
            Value,      Investment      Gains         Total         from Net        from            Total        Asset Value,
           Beginning      Income      (Losses)         From        Investment      Capital      Dividends and        End
           of Period      (Loss)    on Securities   Operations       Income         Gains       Distributions    of Period
------------------------------------------------------------------------------------------------------------------------------
  OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO

  2006*      $9.64        $0.01  1    $ 0.12          $0.13           $ --        $   --          $   --           $9.77
  2005        9.12        (0.07) 1      0.59           0.52             --            --              --            9.64
  2004        8.53        (0.04) 1      0.63           0.59             --            --              --            9.12
  2003        6.42        (0.05) 1      2.16           2.11             --            --              --            8.53
  2002        9.35        (0.05)       (2.88)         (2.93)            --            --              --            6.42
  2001       23.63        (0.01)       (9.30)         (9.31)            --         (4.97)          (4.97)           9.35
------------------------------------------------------------------------------------------------------------------------------




                                                                                Ratio
                                                                             of Expenses
                                                              Ratio          to Average
                                                             of Net          Net Assets
                           Net               Ratio          Investment        (Excluding
                        Assets, End      of Expenses      Income (Loss)      Waivers and          Portfolio
            Total        of Period        to Average        to Average          Expense           Turnover
           Return          (000)          Net Assets        Net Assets        Reductions)           Rate
------------------------------------------------------------------------------------------------------------
  OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO

  2006*      1.35%+       $71,869            0.89%**          0.14%**           1.07%**           140.06%+
  2005       5.70%         81,569            1.14%           (0.78)%            1.14%              28.42%
  2004       6.92%        110,140            1.10%           (0.44)%            1.10%              50.45%
  2003      32.87%        153,640            1.09%           (0.73)%            1.09%              92.66%
  2002     (31.34)%       153,089            1.08%           (0.42)%            1.08%             164.94%
  2001     (36.17)%       304,029            1.04%           (0.23)%            1.04%             142.88%
-------------------------------------------------------------------------------------------------------------

 * For the six-month period ended June 30, 2006.
** Annualized
 + Total return and portfolio turnover have not been annualized.
 1 Per share calculations were performed using the average shares for the period.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (UNAUDITED)


1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. Prior to November 2005, the Trust was known as PBHG Insurance Series Fund and the Large Cap Growth Concentrated Portfolio was known as the Liberty Ridge Large Cap Growth Concentrated Portfolio. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Large Cap Growth Concentrated Portfolio and seven others: the Old Mutual Growth II Portfolio (the "Growth II Portfolio"), the Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Old Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Old Mutual Select Value Portfolio (the "Select Value Portfolio"), the Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the Old Mutual Small Cap Portfolio (the "Small Cap Portfolio"), and the Old Mutual Columbus Circle Technology and Communications Portfolio (the "Technology and Communications Portfolio"), (each a "Portfolio" and collectively, the "Portfolios").

Each Portfolio of the Trust is classified as a diversified management investment company, with the exception of the Large Cap Growth Concentrated Portfolio and the Technology and Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements for the Large Cap Growth Concentrated Portfolio are presented in this report; the financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2006, 90% of the outstanding shares of the Large Cap Growth Concentrated Portfolio were held by the separate account of one participating insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Large Cap Growth Concentrated Portfolio in the preparation of its financial statements.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

SECURITY VALUATION -- Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the official NASDAQ closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Trust uses prices reported by pricing services to calculate the market value of securities in the Portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Portfolio's Fair Value Procedures are implemented through a Fair Value Committee designated by the Board. The valuation is assigned to Fair Valued Securities for purposes of calculating a Portfolio's net asset value ("NAV"). Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

SECURITY TRANSACTIONS AND DIVIDEND & INTEREST INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at

AS OF JUNE 30, 2006 (UNAUDITED)


the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income for a Portfolio are declared annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Dividends paid from a Portfolio from net investment income and distributions from net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

FOREIGN WITHHOLDING TAXES -- A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- Per the terms of an informal agreement with U.S. Bank, N.A ("U.S. Bank") (formerly Wachovia Bank, N.A.), the custodian of the Trust, if a Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with U.S. Bank on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with U.S. Bank on the following day.

FOREIGN CURRENCY CONVERSION -- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

   (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

FUTURES CONTRACTS -- A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Large Cap Growth Concentrated Portfolio had no outstanding futures contracts as of June 30, 2006.

OPTIONS -- A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Large Cap Growth Concentrated Portfolio had no outstanding options contracts as of June 30, 2006.

COMMISSION RECAPTURE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolios. Commission Recapture arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the Large Cap Growth Concentrated Portfolio received $0 during the six-month period ended June 30, 2006.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the six-month period ended June 30, 2006, no interest was earned under this arrangement.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND
   OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

INVESTMENT ADVISOR -- Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as investment advisor to each Portfolio, replacing Liberty Ridge Capital ("Liberty Ridge"), the Trusts' previous advisor. Old Mutual Capital is an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Old Mutual Capital was appointed on an interim basis pursuant to an interim advisory agreement ("Interim Agreement") pending shareholder approval of a new management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Under the terms of the Interim Agreement, Old Mutual Capital was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services, as described in the "Administrator" section below. In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate as shown below. The Management Fee paid to Old Mutual Capital under the terms of the Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio. The rates have been in effect since January 1, 2006.

                                          Management Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------
                                   $0 to      $300 million   $500 million   $750 million
                                 less than    to less than   to less than   to less than
                               $300 million   $500 million   $750 million   $1.0 billion
------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth
  Concentrated Portfolio          0.90%          0.85%         0.80%            0.75%


                              Management Fee Breakpoint Asset Thresholds
---------------------------------------------------------------------------
                               $1.0 billion   $1.5 billion
                               to less than   to less than   $2.0 billion
                               $1.5 billion   $2.0 billion    or greater
---------------------------------------------------------------------------
Old Mutual Large Cap Growth
  Concentrated Portfolio          0.70%          0.65%           0.60%


ADMINISTRATOR -- Effective January 1, 2006, Old Mutual Capital replaced Old Mutual Fund Services as administrator to the Trust and the Portfolios. Under the terms of the Management Agreement, Old Mutual Capital receives the Management Fees listed above for providing both advisory and administrative services. The fee that Old Mutual Capital receives for providing these services is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

EXPENSE LIMITATION AGREEMENT -- In the interest of limiting expenses of the Large Cap Growth Concentrated Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement") through December 31, 2008, with respect to the Large Cap Growth Concentrated Portfolio, pursuant to which the Advisor has contractually agreed to waive or limit its fees and to assume other expenses of the Large Cap Growth Concentrated Portfolio to the extent necessary to limit the total annual expenses to no more than 0.89% of the Large Cap Growth Concentrated Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Large Cap Growth Concentrated Portfolio's business.

REIMBURSEMENT OF MANAGEMENT FEES WAIVED -- The Advisor may seek reimbursement for Management Fees waived or reimbursed and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived. Reimbursement by the Large Cap Growth Concentrated Portfolio of the Management Fees waived or reimbursed and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Large Cap Growth Concentrated Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Large Cap Growth Concentrated Portfolio to exceed 0.89%. Consequently, no reimbursement by the Large Cap Growth Concentrated Portfolio will be made unless: (i) the Large Cap Growth Concentrated Portfolio's assets exceed $75 million; (ii) the Large Cap Growth Concentrated Portfolio's total annual expense ratio is less than 0.89%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses previously paid by Liberty Ridge as the previous investment advisor. As of June 30, 2006, the net assets of the Large Cap Growth Concentrated Portfolio are less than $75 million.

At June 30, 2006 pursuant to the above, the amount of previously waived and reimbursed fees for the Large Cap Growth Concentrated Portfolio for which the Advisor may seek reimbursement was $71,710.

AS OF JUNE 30, 2006 (UNAUDITED)


SUB-ADVISORY AGREEMENTS -- Effective January 1, 2006, the Trust, on behalf of the Large Cap Growth Concentrated Portfolio, and the Advisor entered into interim sub-advisory agreements with CastleArk Management, LLC and Turner Investment Partners, Inc. to provide co- sub-advisory services to the Large Cap Growth Concentrated Portfolio on an interim basis pending shareholder approval of final sub-advisory agreements ("Sub-Advisory Agreements"), which was received on April 19, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, each sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Large Cap Growth Concentrated Portfolio managed net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fees for each sub-advisor are calculated as follows:


                                           $0 to            $300 million           $500 million        $750 million
                                          less than          to less than          to less than        to less than
                                        $300 million         $500 million          $750 million        $1.0 billion
------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth
  Concentrated Portfolio                    0.55%                0.50%                 0.45%               0.40%




                                      $1.0 billion        $1.5 billion
                                      to less than        to less than       $2.0 billion
                                      $1.5 billion        $2.0 billion        or greater
--------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth
  Concentrated Portfolio                  0.35%               0.30%              0.25%


SUB-ADMINISTRATOR -- SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in providing administrative services to the Trust. Pursuant to an amended and restated administration agreement between Old Mutual Capital and the Sub-Administrator, the Sub-Administrator will be paid a portion of Old Mutual Capital's fees based on the resulting higher value from the following calculations (A) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds, and Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.

The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party.

DISTRIBUTOR -- The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH. The Distributor receives no compensation for serving in such capacity.

TRANSFER AGENT -- DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interest in the Trust.

CUSTODIAN -- U.S. Bank serves as the custodian for the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and the Distributor, received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Large Cap Growth Concentrated Portfolio for the six-month period ended June 30, 2006, amounted to $107,799,956 and $117,069,504, respectively.

5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

It is the Large Cap Growth Concentrated Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2005, primarily attributable to certain net operating losses, which for tax purposes, are not available to offset future income, were reclassified to/from the following accounts (000):


           Decrease                      Increase Net
        Paid-In-Capital                Investment Income
--------------------------------------------------------------------------------

            $(677)                           $677
--------------------------------------------------------------------------------


This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2005 and December 31, 2004, respectively.

As of December 31, 2005, the components of accumulated losses were as follows
(000):

Capital loss carryforwards expiring:
--------------------------------------------------------------------------------

  December 2009                                 $(150,970)
  December 2010                                   (82,021)
  Unrealized appreciation                          21,495
--------------------------------------------------------------------------------
                                                $(211,496)
--------------------------------------------------------------------------------



For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. During the year ended December 31, 2005, the Large Cap Growth Concentrated Portfolio utilized $6,522 (000) of capital loss carryforwards to offset net realized capital gains.

The federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Large Cap Growth Concentrated Portfolio for federal income tax purposes at June 30, 2006 were as follows (000):


                                                                       Net
     Federal            Unrealized           Unrealized            Unrealized
    Tax Cost           Appreciation         Depreciation          Appreciation
--------------------------------------------------------------------------------

     $68,408              $5,711              $(3,512)               $2,199

6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Large Cap Growth Concentrated Portfolio are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Large Cap Growth Concentrated Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Large Cap Growth Concentrated Portfolio's growth style of investing, and the Large Cap Growth Concentrated Portfolio's returns may vary considerably from other equity funds using different investment styles.

NON-DIVERSIFIED PORTFOLIO RISK. The Large Cap Growth Concentrated Portfolio is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Large Cap Growth Concentrated Portfolio may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Large Cap Growth Concentrated Portfolio's NAV and total return than a diversified portfolio. The Large Cap Growth Concentrated Portfolio's share prices may also be more volatile than those of a diversified portfolio.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Large Cap Growth Concentrated Portfolio may overweight specific industries within certain sectors, which may cause the Large Cap Growth Concentrated Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

NOTES TO FINANCIAL STATEMENTS -- concluded
AS OF JUNE 30, 2006 (UNAUDITED)

7. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of each of Old Mutual Advisor Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purpose of this Note 7, the "Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending is conducted pursuant to an exemptive order granted by the Securities and Exchange Commission in August 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended June 30, 2006.

8. LITIGATION WITH RESPECT TO FORMER INVESTMENT ADVISOR
--------------------------------------------------------------------------------

In June 2004, the Trust's former investment advisor, Liberty Ridge, reached settlement agreements with respect to market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") related to activity in PBHG Funds (now known as the Old Mutual Advisor Funds II), an investment company in the same mutual fund complex having the same Board of Trustees as the Trust. Under the NYAG settlement, if certain terms and undertakings in that settlement are not met, the NYAG settlement stipulates that Liberty Ridge (formerly known as Pilgrim Baxter & Associates, Ltd. ("PBA")) shall promptly terminate its management of any Portfolio. In this event, the Board of Trustees would be required to seek new investment management of the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including a class action suit ("Class Action Suit") and a separate derivative suit ("Derivative Suit") (together, the "Civil Litigation"), have been filed against Liberty Ridge, PBHG Funds, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action.

The Civil Litigation is primarily based upon allegations that the defendants engaged in, or facilitated market timing in the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including, but not limited to: (i) violations of various provisions of the federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees on the Board, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On September 2, 2005, PBA was served with a cease and desist order by the West Virginia state auditor (the "WVAG Litigation). The Trust was not named as a defendant in these proceedings. The state auditor alleges that PBA, and others, violated the West Virginia Uniform Securities Act, West Virginia Codes sections 32-1-101 et seq., by, among other things, failing to disclose the alleged market timing activities to their shareholders. The state auditor seeks an order directing PBA to (i) cease and desist from further violations of the Securities Act of 1933; (ii) disgorge all fees received from the illegal conduct; (iii) pay all administrative and investigatory costs and attorney fees; and (iv) pay an administrative assessment in the amount determined by the auditor. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies (such actions, together with the Civil Litigation and the WVAG Litigation, the "Litigation").

At this stage of the Litigation, it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. In addition, if Liberty Ridge is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940. Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge, including Old Mutual Capital, from serving as an investment advisor to any registered investment company, including the Trust. The Trust has been informed that if these results occur, exemptive relief from the SEC will be sought to permit Liberty Ridge and any affiliated entity to serve as an advisor or sub-advisor to the Trust. There is no assurance that such exemptive relief will be granted.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)


SIX-MONTH HYPOTHETICAL EXPENSE EXAMPLE -- JUNE 30, 2006 (UNAUDITED)


EXAMPLE. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Large Cap Growth Concentrated Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six month period ended June 30, 2006.

ACTUAL EXPENSES. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Large Cap Growth Concentrated Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Large Cap Growth Concentrated Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Large Cap Growth Concentrated Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Large Cap Growth Concentrated Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.



                                                                              Annualized              Expenses
                                Beginning                Ending                 Expense                 Paid
                                 Account                Account                 Ratios                 During
                                  Value                  Value               For the Six-            Six-Month
                                  1/1/06                6/30/06              Month Period             Period*
-------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Portfolio
-------------------------------------------------------------------------------------------------------------------
  Actual Portfolio Return        $1,000.00             $1,013.50                 0.89%                 $4.44
  Hypothetical 5% Return          1,000.00              1,020.38                 0.89                   4.46
-------------------------------------------------------------------------------------------------------------------


* Expenses are equal to the Large Cap Growth Concentrated Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[LOGO OMITTED] OLD MUTUAL INSURANCE SERIES FUND


Old Mutual Mid-Cap Portfolio



SEMI-ANNUAL REPORT        June 30, 2006

[GRAPHIC ART OMITTED]

                                  [BLANK PAGE]

TABLE OF CONTENTS

About This Report                                                        2

Message to Shareholders                                                  3

Management Overview                                                      4

Statement of Net Assets                                                  7

Statement of Operations                                                 11

Statement of Changes in Net Assets                                      12

Financial Highlights                                                    13

Notes to Financial Statements                                           14

Portfolio Expenses Example                                              20

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------

This report reflects views, opinions, and portfolio holdings as of June 30, 2006, the end of the report period. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of June 30, 2006, are included in the Portfolio's Statement of Net Assets. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market.

COMPARATIVE INDEX AND FUNDS AVERAGE
--------------------------------------------------------------------------------

The comparative index discussed in this report is meant to provide a basis for judging the Portfolio's performance against a specific securities index. The index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio's performance is also compared to a category average based on the average performance of mutual funds classified by Lipper, Inc. The Portfolio may significantly differ in holdings and composition from the index and average. Individuals cannot invest directly in an index or an average.

S&P MidCap 400 Index

The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

Lipper Mid-Cap Core Funds Average

Funds that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Mid-cap core funds have wide latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the S&P MidCap 400 Index. The Lipper Mid-Cap Core Funds Average represents the average performance of 335 mutual funds classified by Lipper, Inc. in the Mid-Cap Core category as of June 30, 2006.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

The U.S. equity market delivered attractive results for most asset classes for the six months ended June 30, 2006. After a robust first quarter, with healthy gains posted by all major averages, many broad equity indexes declined during the quarter ended June 30, 2006. With the successful approval and implementation of improvements to the Old Mutual Insurance Series' investment management and fee structure which were announced at the end of 2005, we have advanced toward our goals of providing enhanced benefits and service to shareholders. As a result of these enhancements, in addition to enjoying broader access to leading investment management firms, shareholders will benefit from significant reductions in expenses and fees.

While the first quarter was characterized by optimism which carried many broad U.S. equity indexes to near-historic highs, the second quarter represented a challenging environment across all capitalization and style disciplines in the U.S. market and globally. During the second quarter, the Federal Reserve sent mixed messages regarding its plans for further future interest rate increases, and continued inflation worries caused instability and increased volatility in the market. The market's uncertainty and a prevailing defensive sentiment during the second quarter took back a portion of the healthy gains registered in all equity asset classes during the first three months of 2006. Despite concerns including rising interest rates, skyrocketing oil prices and inflation, many broad U.S. market indexes remained positive through the first half of 2006.

Value style equity investments outperformed growth for the first six months of 2006, with small-cap value, as measured by the Russell 1000(R) Value Index, posting double digit returns. Stocks in small- and mid-cap companies generally posted stronger performance than large-cap stocks, although large-cap value gained ground during the second quarter amidst mounting uncertainty that led investors to favor larger, more liquid stocks. The technology sector, which had performed strongly during the latter part of 2005, faced a stiff headwind during the first half of 2006, which pushed the tech-heavy NASDAQ Composite Index into negative territory for the first half.

Most of the Old Mutual Insurance Series Fund Portfolios delivered positive absolute results for the six-month period ended June 30, 2006. We invite you to review the pages that follow for a complete performance discussion.

We value your investment in the Old Mutual Insurance Series Fund Portfolios and thank you for your continued support as we continue to serve your investment needs.



Sincerely,



/S/ DAVID J. BULLOCK          [PHOTO OMITTED]



David J. Bullock
PRESIDENT
OLD MUTUAL INSURANCE SERIES FUND

OLD MUTUAL MID-CAP PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW
Sub-Advisor:  Liberty Ridge Capital, Inc.


PERFORMANCE HIGHLIGHTS


O FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006, THE PORTFOLIO UNDERPERFORMED ITS
  BENCHMARK, THE S&P MIDCAP 400 INDEX.

O SECTOR POSITIONING IN THE TRANSPORTATION, ENERGY, AND HEALTH CARE SECTORS WAS
  DISADVANTAGEOUS DURING THE SIX-MONTH PERIOD.

O FIRST MARBLEHEAD, A PROVIDER OF OUTSOURCED SOLUTIONS IN PRIVATE STUDENT
  LENDING, POSTED STRONG RETURNS AND HELPED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE SIX-MONTH PERIOD.



Q.  HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended June 30, 2006, the Old Mutual Mid-Cap Portfolio underperformed its benchmark, the S&P MidCap 400 Index. The Portfolio gained 1.74%, while the benchmark Index returned 4.24% for the period. The Portfolio also underperformed the Lipper Mid-Cap Core Funds Average return of 3.97% for the same time frame.


Q.  WHAT INVESTMENT ENVIRONMENT DID THE PORTFOLIO FACE DURING THE PAST SIX
    MONTHS?

A. Despite further Federal Reserve interest rate hikes, escalating energy costs, and increasing commodity prices, investors took heart in outsized corporate profits and continued share buybacks, pushing most equity market indexes higher early in the period. Later in the period, investor confidence waned and a distinct flight to safety curbed appetites for riskier assets. As a result, mid-cap stocks gave back some of their outsized gains.


Q.  HOW DID SECURITY COMPOSITION AFFECT PORTFOLIO PERFORMANCE?

A. The Portfolio's overall sector allocation detracted from performance during the period. Relative underweights in the outperforming transportation and energy sectors, and an overweight in the underperforming health care sector proved to be disadvantageous during the period.

    On the positive side, the weak consumer discretionary group was appropriately underweighted in addition to containing the Portfolio's top performing issue, First Marblehead. Across the period, the company recovered strongly from what sub-advisor, Liberty Ridge Capital, believes was an overreaction in the fourth quarter of 2005 to potential client losses. As the leading provider of outsourced solutions in the private student lending space, the sub-advisor believes First Marblehead is well positioned in a fast-growing and relatively untapped market. The Portfolio's sub-advisor also believes that the firm stands to benefit from rising education prices, further limitations on federal funding for student loans, and expanded awareness of private lending opportunities available to students and their parents.

    Despite the Portfolio's underweight position in the outperforming energy sector, El Paso rose handsomely and helped the Portfolio's relative performance during the six-month period. News that El Paso has locked in attractive natural gas prices for 2007 for a large portion of its production capacity helped to boost the shares. The sub-advisor believes El Paso has been underappreciated by the market and that the firm's past difficulties in energy trading and its complex combination of businesses led to a jaundiced view on Wall Street. Although the firm has divested itself of non-core businesses and focused on its two core competencies (pipelines and exploration/production) for over a year now, the market is only now starting to reward El Paso for this strategic focus.

    On the negative side, health care proved to be the most costly sector in terms of the Portfolio's relative underperformance for the first half of the year. In particular, CV Theraputics, whose Ranexa angina medication is in early release, reported slightly slower than expected patient sales in preliminary prescription data. The Portfolio's sub-advisor, Liberty Ridge Capital, believes the company's fundamentals remain solid.


Mid-Cap Portfolio

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE MID-CAP STOCK MARKET?

A. As always, macroeconomic preoccupations such as concerns over inflation and the effect of a change in interest rate policy tend to drive short-term investor sentiment. Liberty Ridge Capital focuses its attention on finding companies that will do well regardless of news headlines and believes a long-term perspective maximizes investment returns over time. The firm is optimistic about the Portfolio's current holdings.



TOP TEN COMMON STOCK
HOLDINGS AS OF JUNE 30, 2006
(UNAUDITED)


Medicines                         2.2%
----------------------------------------
Lawson Software                   2.1%
----------------------------------------
Smurfit-Stone Container           2.1%
----------------------------------------
Flextronics International         2.0%
----------------------------------------
Aspen Insurance Holdings          2.0%
----------------------------------------
Satyam Computer Services ADR      1.9%
----------------------------------------
First Marblehead                  1.9%
----------------------------------------
Lincare Holdings                  1.8%
----------------------------------------
Pitney Bowes                      1.8%
----------------------------------------
Symbol Technologies               1.8%
----------------------------------------
As a % of Total
Portfolio Investments            19.6%
----------------------------------------


                                                               Mid-Cap Portfolio

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Return as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------
                                                        Six           One       Annualized     Annualized     Annualized
                                       Inception       Month         Year         3 Year         5 Year        Inception
                                         Date         Return        Return        Return         Return         to Date
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Mid-Cap Portfolio           11/30/98       1.74%        10.46%         15.08%         6.48%          14.00%
S&P MidCap 400 Index                   11/30/98       4.24%        12.98%         18.14%         9.30%          12.11%
Lipper Mid-Cap Core Funds Average+     11/30/98       3.97%        12.27%         16.48%         7.63%          11.11%
---------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index and funds average can be found on page 2.
+ Returns represent the average return of the funds that comprised the Lipper Mid-Cap Core Funds Average as of the beginning of the applicable return period.



Value of a $10,000 Investment
---------------------------------------------------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                       Old Mutual Mid-Cap                     S&P MidCap                       Lipper Mid-Cap
                           Portfolio                          400 Index                       Core Funds Average
11/30/98                    $10000                             $10000                              $10000
12/31/98                     11100                              11208                               10879
12/31/99                     13948                              12858                               14651
12/31/2000                   17919                              15109                               16240
12/31/2001                   19344                              15017                               15745
12/31/2002                   15734                              12838                               13064
12/31/2003                   21133                              17411                               17795
12/31/2004                   25118                              20280                               20568
12/31/2005                   26553                              22826                               22660
6/30/2006                    27015                              23793                               23557

Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of November 30, 1998 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Sector Weightings as of June 30, 2006 -- % of Total Portfolio Investments

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Consumer Discretionary              10%
Consumer Staples                     2%
Energy                              10%
Financials                          20%
Healthcare                          17%
Industrials                          9%
Information Technology              23%
Materials                            6%
Repurchase Agreement                 1%
Utilities                            2%

STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)


--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.7%
AEROSPACE/DEFENSE-EQUIPMENT -- 1.1%
Goodrich                              13,790   $       556
                                               -----------
Total Aerospace/Defense-Equipment                      556
--------------------------------------------------------------------------------
AGRICULTURAL OPERATIONS -- 0.2%
Tejon Ranch*                           2,330            96
                                               -----------
Total Agricultural Operations                           96
--------------------------------------------------------------------------------
APPAREL MANUFACTURERS -- 0.5%
Quiksilver*                           19,200           234
                                               -----------
Total Apparel Manufacturers                            234
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE -- 4.3%
Citrix Systems*                       16,030           644
Intuit*                                3,690           223
Nuance Communications*                30,050           302
Satyam Computer Services ADR*         27,980           927
                                               -----------
Total Applications Software                          2,096
--------------------------------------------------------------------------------
BUILDING PRODUCTS-CEMENT/AGGREGATE -- 0.3%
Eagle Materials                        2,890           137
                                               -----------
Total Building Products-Cement/Aggregate               137
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 1.1%
Chemtura                              55,090           514
                                               -----------
Total Chemicals-Specialty                              514
--------------------------------------------------------------------------------
CIRCUIT BOARDS -- 1.5%
Multi-Fineline Electronix*            22,370           742
                                               -----------
Total Circuit Boards                                   742
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.6%
ChoicePoint*                          18,210           761
                                               -----------
Total Commercial Services                              761
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.1%
Manhattan Associates*                 26,760           543
                                               -----------
Total Computer Services                                543
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 4.6%
Dun & Bradstreet*                      8,930           622
Mastercard, Cl A*                     10,330           496
NAVTEQ*                               15,880           710
SEI Investments                        8,000           391
                                               -----------
Total Data Processing/Management                     2,219
--------------------------------------------------------------------------------
DIALYSIS CENTERS -- 0.8%
DaVita*                                7,400           368
                                               -----------
Total Dialysis Centers                                 368
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.7%
Dover                                 12,410   $       614
Trinity Industries                     4,560           184
                                               -----------
Total Diversified Manufacturing Operations             798
--------------------------------------------------------------------------------
DRUG DELIVERY SYSTEMS -- 0.8%
Conor Medsystems*                     13,250           365
                                               -----------
Total Drug Delivery Systems                            365
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 2.0%
Flextronics International*            93,000           988
                                               -----------
Total Electronic Components-Miscellaneous              988
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.0%
QLogic*                               14,140           244
Semtech*                              16,810           243
                                               -----------
Total Electronic Components-Semiconductors             487
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION -- 1.0%
Avnet*                                24,260           486
                                               -----------
Total Electronic Parts Distribution                    486
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.1%
Lawson Software*                     153,520         1,029
                                               -----------
Total Enterprise Software/Services                   1,029
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.4%
Activision*                           17,980           204
Electronic Arts*                      11,430           492
                                               -----------
Total Entertainment Software                           696
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 1.9%
First Marblehead                      16,160           920
                                               -----------
Total Finance-Consumer Loans                           920
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 0.8%
Greenhill                              6,230           378
                                               -----------
Total Finance-Investment Banker/Broker                 378
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 1.0%
Asset Acceptance Capital*             24,120           477
                                               -----------
Total Finance-Other Services                           477
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.4%
United Natural Foods*                  5,200           172
                                               -----------
Total Food-Wholesale/Distribution                      172
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.6%
WGL Holdings                           9,300           269
                                               -----------
Total Gas-Distribution                                 269
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
GOLF -- 0.7%
Callaway Golf                         27,550   $       358
                                               -----------
Total Golf                                             358
--------------------------------------------------------------------------------
HOME FURNISHINGS -- 1.1%
Tempur-Pedic International*           37,900           512
                                               -----------
Total Home Furnishings                                 512
--------------------------------------------------------------------------------
HOTELS AND MOTELS -- 0.6%
Intercontinental Hotels ADR           16,700           294
                                               -----------
Total Hotels and Motels                                294
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT -- 1.8%
Symbol Technologies                   79,700           860
                                               -----------
Total Identification Systems/Development               860
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCER -- 2.6%
Mirant*                               20,380           546
Reliant Energy*                       58,590           702
                                               -----------
Total Independent Power Producer                     1,248
--------------------------------------------------------------------------------
INDUSTRIAL GASES -- 1.4%
Air Products & Chemicals              10,310           659
                                               -----------
Total Industrial Gases                                 659
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 1.5%
Avocent*                              27,420           720
                                               -----------
Total Internet Infrastructure Equipment                720
--------------------------------------------------------------------------------
Internet Security -- 1.0%
Symantec*                             30,554           475
                                               -----------
Total Internet Security                                475
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 1.3%
Legg Mason                             6,310           628
                                               -----------
Total Investment Management/Advisory Services          628
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.9%
UnumProvident                         23,450           425
                                               -----------
Total Life/Health Insurance                            425
--------------------------------------------------------------------------------
MACHINERY-PRINT TRADE -- 1.6%
Zebra Technologies, Cl A*             22,280           761
                                               -----------
Total Machinery-Print Trade                            761
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 1.3%
IMS Health                            22,910           615
                                               -----------
Total Medical Information Systems                      615
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 1.4%
Becton Dickinson                       5,890           360
Mentor                                 7,410           322
                                               -----------
Total Medical Products                                 682
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.5%
Invitrogen*                           10,750   $       710
                                               -----------
Total Medical-Biomedical/Genetic                       710
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.5%
Angiotech Pharmaceuticals*            61,130           718
                                               -----------
Total Medical-Drugs                                    718
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.7%
Barr Pharmaceuticals*                  6,980           333
                                               -----------
Total Medical-Generic Drugs                            333
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 2.6%
Amsurg*                               14,920           339
Lincare Holdings*                     23,700           897
                                               -----------
Total Medical-Outpatient/Home Medical                1,236
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 0.8%
DreamWorks Animation SKG, Cl A*       16,580           380
                                               -----------
Total Motion Pictures & Services                       380
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.3%
XL Capital, Cl A                      10,160           623
                                               -----------
Total Multi-Line Insurance                             623
--------------------------------------------------------------------------------
NON-FERROUS METALS -- 0.7%
USEC                                  29,580           350
                                               -----------
Total Non-Ferrous Metals                               350
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.6%
Allied Waste Industries*              27,200           309
                                               -----------
Total Non-Hazardous Waste Disposal                     309
--------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 1.8%
Pitney Bowes                          21,260           878
                                               -----------
Total Office Automation & Equipment                    878
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 3.2%
Pride International*                  20,690           646
Rowan                                 17,200           612
Todco, Cl A                            6,770           277
                                               -----------
Total Oil & Gas Drilling                             1,535
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.5%
Pogo Producing                         5,610           259
                                               -----------
Total Oil Companies-Exploration & Production           259
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 0.9%
Tidewater                              8,650           426
                                               -----------
Total Oil-Field Services                               426
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 4.1%
Abitibi-Consolidated                 150,500   $       412
MeadWestvaco                          18,400           514
Smurfit-Stone Container*              93,860         1,027
                                               -----------
Total Paper & Related Products                       1,953
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.1%
Omnicare                              11,230           532
                                               -----------
Total Pharmacy Services                                532
--------------------------------------------------------------------------------
PIPELINES -- 1.7%
El Paso                               53,910           809
                                               -----------
Total Pipelines                                        809
--------------------------------------------------------------------------------
PRINTING-COMMERCIAL -- 1.1%
RR Donnelley & Sons                   16,930           541
                                               -----------
Total Printing-Commercial                              541
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 1.2%
Scholastic*                           21,580           560
                                               -----------
Total Publishing-Books                                 560
--------------------------------------------------------------------------------
RADIO -- 0.3%
Westwood One                          21,800           163
                                               -----------
Total Radio                                            163
--------------------------------------------------------------------------------
REAL ESTATE OPERATION/DEVELOPMENT -- 0.2%
St. Joe                                2,200           102
                                               -----------
Total Real Estate Operation/Development                102
--------------------------------------------------------------------------------
REINSURANCE -- 6.4%
Aspen Insurance Holdings              41,050           956
Axis Capital Holdings                 29,900           856
Montpelier Re Holdings                34,920           604
Odyssey Re Holdings                   26,160           689
                                               -----------
Total Reinsurance                                    3,105
--------------------------------------------------------------------------------
REITS-HOTELS -- 1.2%
Host Hotels & Resorts                 26,400           577
                                               -----------
Total REITs-Hotels                                     577
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.2%
American Financial Realty Trust       58,980           571
                                               -----------
Total REITs-Office Property                            571
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 1.4%
OfficeMax                             17,000           693
                                               -----------
Total Retail-Office Supplies                           693
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
RETAIL-PET FOOD & SUPPLIES -- 1.1%
Petco Animal Supplies*                26,230   $       536
                                               -----------
Total Retail-Pet Food & Supplies                       536
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.7%
OSI Restaurant Partners                9,190           318
                                               -----------
Total Retail-Restaurants                               318
--------------------------------------------------------------------------------
RETIREMENT/AGED CARE -- 0.6%
Sunrise Senior Living*                10,190           282
                                               -----------
Total Retirement/Aged Care                             282
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.1%
NewAlliance Bancshares                37,850           542
                                               -----------
Total S&L/Thrifts-Eastern US                           542
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 1.0%
Cypress Semiconductor*                34,250           498
                                               -----------
Total Semiconductor Components-
   Integrated Circuits                                 498
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.0%
Arris Group*                          61,850           811
Plantronics                           23,080           514
Tellabs*                              11,050           147
                                               -----------
Total Telecommunications Equipment                   1,472
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 1.2%
Amdocs*                               15,710           575
                                               -----------
Total Telecommunications Services                      575
--------------------------------------------------------------------------------
THERAPEUTICS -- 3.3%
CV Therapeutics*                      38,390           536
Medicines*                            54,540         1,066
                                               -----------
Total Therapeutics                                   1,602
--------------------------------------------------------------------------------
TRANSPORT-EQUIPMENT & LEASING -- 1.7%
GATX                                  19,080           811
                                               -----------
Total Transport-Equipment & Leasing                    811
                                               -----------
TOTAL COMMON STOCK (COST $44,469)                   47,567
--------------------------------------------------------------------------------

OLD MUTUAL MID-CAP PORTFOLIO -- concluded
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                       Face       Market
Description                        Amount (000) Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.1%
Morgan Stanley
   5.050%, dated 06/30/06, to be
   repurchased on 07/03/06, repurchase
   price $999,379 (collateralized by a
   U.S. Government obligation,
   par value $1,065,000, 5.000%,
   12/21/15, total market
   value $1,022,730)(A)                 $999   $       999
                                               -----------
TOTAL REPURCHASE AGREEMENT (COST $999)                 999
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.8% (COST $45,468)           48,566
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.8)%
Receivable for investment securities sold              654
Payable for investment securities purchased           (966)
Payable for management fees                            (34)
Other assets and liabilities, net                      (35)
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES                    (381)
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                            $    48,185
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)
   based on 2,837,211 outstanding
   shares of beneficial interest               $    36,916
Undistributed net investment income                     94
Undistributed net realized gain on investments       8,077
Net unrealized appreciation on investments           3,098
                                               -----------
NET ASSETS                                     $    48,185
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                  $16.98
--------------------------------------------------------------------------------

* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
REITs -- Real Estate Investment Trusts
S&L -- Savings and Loan
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
                                                                                                    OLD MUTUAL
                                                                                                 MID-CAP PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                                                                      $    200
     Interest                                                                                             44
     Less: Foreign Taxes Withheld                                                                         (1)
---------------------------------------------------------------------------------------------------------------------------
       TOTAL INVESTMENT INCOME                                                                           243
---------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Management Fees                                                                                     267
     Trustees' Fees                                                                                        8
     Printing Fees                                                                                        20
     Transfer Agent Fees                                                                                  14
     Professional Fees                                                                                    12
     Custodian Fees                                                                                        5
     Other Fees                                                                                            5
---------------------------------------------------------------------------------------------------------------------------
       TOTAL EXPENSES                                                                                    331
---------------------------------------------------------------------------------------------------------------------------
LESS:
     Waiver of Management Fees                                                                           (53)
---------------------------------------------------------------------------------------------------------------------------
       NET EXPENSES                                                                                      278
---------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT LOSS                                                                                 (35)
---------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain from
       Security Transactions                                                                           5,784
     Net Change in Unrealized
       Depreciation on Investments                                                                    (4,942)
---------------------------------------------------------------------------------------------------------------------------
     NET REALIZED AND UNREALIZED
       GAIN ON INVESTMENTS                                                                               842
---------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS                                                                    $    807
---------------------------------------------------------------------------------------------------------------------------



The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 2005, RESPECTIVELY

---------------------------------------------------------------------------------------------------------------------------
                                                                                            OLD MUTUAL
                                                                                         MID-CAP PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                                                      1/1/06 to
                                                                                       6/30/06      1/1/05 to
                                                                                     (Unaudited)     12/31/05
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                                     $     (35)       $   122
   Net Realized Gain from Security Transactions                                         5,784          2,412
   Net Change in Unrealized Appreciation (Depreciation) on Investments                 (4,942)           516
---------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations                                   807          3,050
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Capital Gains                                                                       --         (4,030)
---------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                     --         (4,030)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued                                                                        2,955         10,012
   Shares Reinvested                                                                       --          4,030
   Shares Redeemed                                                                    (10,421)        (4,984)
---------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from Capital Share Transactions           (7,466)         9,058
---------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                                             (6,659)         8,078
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                                                 54,844         46,766
---------------------------------------------------------------------------------------------------------------------------
   End of Period                                                                     $ 48,185        $54,844
---------------------------------------------------------------------------------------------------------------------------
 Undistributed Net Investment Income                                                 $     94        $   129
---------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   Shares Issued                                                                          170            602
   Shares Reinvested                                                                      --              252
   Shares Redeemed                                                                       (620)          (302)
---------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding                                         (450)           552
---------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED) AND THE YEARS ENDED DECEMBER 31




                                         Net
              Net                   Realized and
             Asset          Net      Unrealized                     Dividends                       Total           Net
            Value,      Investment      Gains         Total         from Net   Distributions      Dividends     Asset Value,
           Beginning      Income      (Losses)         From        Investment   from Capital         and            End
           of Period      (Loss)    on Securities   Operations       Income         Gains       Distributions    of Period
-----------------------------------------------------------------------------------------------------------------------------
  OLD MUTUAL MID-CAP PORTFOLIO

  2006*     $16.69       $(0.01) 1     $0.30          $0.29           $ --         $    --         $    --        $16.98
  2005       17.10         0.04  1      0.88           0.92             --           (1.33)          (1.33)        16.69
  2004       14.64        (0.04) 1      2.76           2.72             --           (0.26)          (0.26)        17.10
  2003       10.90        (0.03) 1      3.77           3.74             --              --              --         14.64
  2002       13.40           --        (2.50)         (2.50)            --              --              --         10.90
  2001       12.49           --         0.98           0.98             --           (0.07)         (0.07)         13.40
-----------------------------------------------------------------------------------------------------------------------------




                                                                                 Ratio
                                                                              of Expenses
                                                           Ratio of Net       to Average
                                                            Investment        Net Assets
                                             Ratio            Income          (Excluding
                            Net           of Expenses         (Loss)          Waivers and         Portfolio
             Total      Assets, End       to Average        to Average          Expense           Turnover
             Return      of Period        Net Assets        Net Assets        Reductions)           Rate
-------------------------------------------------------------------------------------------------------------
  OLD MUTUAL MID-CAP PORTFOLIO

  2006*       1.74%+     $48,185             0.99%**          (0.12)%**         1.18%**            79.84%+
  2005        5.71%       54,844             1.17%             0.25%            1.17%              89.06%
  2004       18.86%       46,766             1.17%            (0.26)%           1.17%             123.19%
  2003       34.31%       30,859             1.20%            (0.24)%           1.23%             147.82%
  2002      (18.66)%      13,693             1.20%            (0.07)%           1.47%             197.63%
  2001        7.95%        3,555             1.20%             0.07%            2.40%             251.16%
-------------------------------------------------------------------------------------------------------------

 * For the six-month period ended June 30, 2006.
** Annualized.
 + Total return and portfolio turnover have not been annualized.
 1 Per share calculations were performed using the average shares for the period.
Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (UNAUDITED)


1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio"), is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. Prior to November 2005, the Trust was known as PBHG Insurance Series Fund and the Mid-Cap Portfolio was known as the Liberty Ridge Mid-Cap Portfolio. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Mid-Cap Portfolio and seven others: the Old Mutual Growth II Portfolio (the "Growth II Portfolio"), the Old Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Old Mutual Select Value Portfolio (the "Select Value Portfolio"), the Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the Old Mutual Small Cap Portfolio (the "Small Cap Portfolio"), and the Old Mutual Columbus Circle Technology and Communications Portfolio (the "Technology and Communications Portfolio"), (each a "Portfolio" and collectively, the "Portfolios").

Each Portfolio of the Trust is classified as a diversified management investment company, with the exception of the Large Cap Growth Concentrated Portfolio and the Technology and Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements for the Mid-Cap Portfolio are presented in this report; the financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2006, 49% and 30% of the outstanding shares of the Mid-Cap Portfolio were held by the separate accounts of two participating insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Mid-Cap Portfolio in the preparation of its financial statements.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

SECURITY VALUATION -- Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the official NASDAQ closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Trust uses prices reported by pricing services to calculate the market value of securities in the Portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Portfolio's Fair Value Procedures are implemented through a Fair Value Committee designated by the Board. The valuation is assigned to Fair Valued Securities for purposes of calculating a Portfolio's net asset value ("NAV"). Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

SECURITY TRANSACTIONS AND DIVIDEND & INTEREST INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income for a Portfolio are declared annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Dividends paid from a Portfolio from net investment income and distributions from net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

FOREIGN WITHHOLDING TAXES -- A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- Per the terms of an informal agreement with U.S. Bank, N.A. ("U.S. Bank") (formerly Wachovia Bank, N.A.), the custodian of the Trust, if a Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with U.S. Bank on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with U.S. Bank, on the following day.

FOREIGN CURRENCY CONVERSION -- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

    (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

   (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

FUTURES CONTRACTS -- A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Mid-Cap Portfolio had no outstanding futures contracts as of June 30, 2006.

OPTIONS -- A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Mid-Cap Portfolio had no outstanding options contracts as of June 30, 2006.

COMMISSION RECAPTURE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolios. Commission Recapture arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the Mid-Cap Portfolio received $0 during the six-month period ended June 30, 2006.

AS OF JUNE 30, 2006 (UNAUDITED)


OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the six-month period ended June 30, 2006, no interest was earned under this arrangement.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND
   OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

INVESTMENT ADVISOR -- Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as investment advisor to each Portfolio, replacing Liberty Ridge Capital ("Liberty Ridge"), the Trusts' previous advisor. Old Mutual Capital is an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Old Mutual Capital was appointed on an interim basis pursuant to an interim advisory agreement ("Interim Agreement") pending shareholder approval of a new management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Under the terms of the Interim Agreement, Old Mutual Capital was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services, as described in the "Administrator" section below. In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate as shown below. The Management Fee paid to Old Mutual Capital under the terms of the Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio. The rates have been in effect since January 1, 2006.


                                                       Management Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                            $0 to      $300 million    $500 million    $750 million   $1.0 billion     $1.5 billion
                          less than    to less than    to less than    to less than   to less than     to less than    $2.0 billion
                        $300 million   $500 million    $750 million    $1.0 billion   $1.5 billion     $2.0 billion     or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Mid-Cap
   Portfolio                0.95%          0.90%           0.85%            0.80%          0.75%            0.70%           0.65%


ADMINISTRATOR -- Effective January 1, 2006, Old Mutual Capital replaced Old Mutual Fund Services as administrator to the Trust and the Portfolios. Under the terms of the Management Agreement, Old Mutual Capital receives the Management Fees listed above for providing both advisory and administrative services. The fee that Old Mutual Capital receives for providing these services is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

EXPENSE LIMITATION AGREEMENT -- In the interest of limiting expenses of the Mid-Cap Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), through December 31, 2008, with respect to the Mid-Cap Portfolio, pursuant to which the Advisor has contractually agreed to waive or limit its fees and to assume other expenses of the Mid-Cap Portfolio to the extent necessary to limit the total annual expenses to no more than 0.99% of the Mid-Cap Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Mid-Cap Portfolio's business.

REIMBURSEMENT OF MANAGEMENT FEES WAIVED -- The Advisor may seek reimbursement for Management Fees waived or reimbursed and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived. Reimbursement by the Mid-Cap Portfolio of the Management Fees waived or reimbursed and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Mid-Cap Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Mid-Cap Portfolio to exceed 0.99%. Consequently, no reimbursement by the Mid-Cap Portfolio will be made unless: (i) the Mid-Cap Portfolio's assets exceed $75 million; (ii) the Mid-Cap Portfolio's total annual expense ratio is less than 0.99%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses previously paid by Liberty Ridge as the previous investment advisor. As of June 30, 2006, the net assets of the Mid-Cap Portfolio are less than $75 million.

At June 30, 2006, pursuant to the above, the amount of previously waived and reimbursed fees for the Mid-Cap Portfolio for which the Advisor may seek reimbursement was $52,532.

SUB-ADVISORY AGREEMENT -- Effective January 1, 2006, the Trust, on behalf of the Mid-Cap Portfolio, and the Advisor entered into an interim sub-advisory agreement with Liberty Ridge to provide sub-advisory services to the Mid-Cap Portfolio on an interim basis pending shareholder approval of the final sub-advisory agreement ("Sub-Advisory Agreement"), which was received on April 19, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of the Mid-Cap Portfolio net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fees are calculated as follows:


                             $0 to      $300 million    $500 million    $750 million   $1.0 billion    $1.5 billion
                           less than    to less than    to less than    to less than   to less than    to less than   $2.0 billion
                         $300 million   $500 million    $750 million    $1.0 billion   $1.5 billion    $2.0 billion    or greater
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Mid-Cap
   Portfolio                 0.60%         0.55%           0.50%           0.45%           0.40%          0.35%         0.30%


SUB-ADMINISTRATOR -- SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in providing administrative services to the Trust. Pursuant to an amended and restated administration agreement between Old Mutual Capital and the Sub-Administrator, the Sub-Administrator will be paid a portion of Old Mutual Capital's fees based on the resulting higher value from the following calculations (A) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds, and Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.

The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party.

DISTRIBUTOR -- The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH. The Distributor receives no compensation for serving in such capacity.

TRANSFER AGENT -- DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interest in the Trust.

CUSTODIAN -- U.S. Bank serves as the custodian for the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and the Distributor, received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Mid-Cap Portfolio for the six-month period ended June 30, 2006, amounted to $43,172,813 and $50,136,313, respectively.

5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

It is the Mid-Cap Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2005, primarily attributable to certain REIT dividends, which for tax purposes, are treated differently, were reclassified to the following accounts (000):


           Increase
       Undistributed Net                   Decrease
       Investment Income             Realized Gain (Loss)
--------------------------------------------------------------------------------
              $7                             $(7)
--------------------------------------------------------------------------------


These reclassifications had no effect on net assets or net asset value per share.

NOTES TO FINANCIAL STATEMENTS -- concluded
AS OF JUNE 30, 2006 (UNAUDITED)


The tax character of dividends and distributions declared during the years ended December 31, 2005 and December 31, 2004 were as follows (000):


            Ordinary         Long-Term
             Income       Capital Gains      Total
--------------------------------------------------------------------------------
2005         $2,605          $1,425         $4,030
2004            576              99            675
--------------------------------------------------------------------------------


As of December 31, 2005, the components of distributable earnings were as follows (000):


--------------------------------------------------------------------------------
  Undistributed ordinary income                   $ 1,324
  Undistributed long-term capital gain              1,229
  Unrealized appreciation                           7,909
--------------------------------------------------------------------------------
                                                  $10,462
--------------------------------------------------------------------------------



The federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Mid-Cap Portfolio for federal income tax purposes at June 30, 2006 were as follows (000):


                                                                               Net
           Federal              Unrealized           Unrealized            Unrealized
          Tax Cost             Appreciation         Depreciation          Appreciation
----------------------------------------------------------------------------------------------
           $45,468                $5,540              $(2,442)               $3,098

6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Mid-Cap Portfolio are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Mid-Cap Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

SMALL AND MID-SIZE COMPANY RISK. The Mid-Cap Portfolio primarily invests in mid-sized companies and also may invest in smaller companies. While small-sized companies, and to an extent mid-sized companies, may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Mid-Cap Portfolio could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Mid-Cap Portfolio may overweight certain industries within a sector, which may cause the Mid-Cap Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

7. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of each of Old Mutual Advisor Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, the "Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending is conducted pursuant to the exemptive order granted by the Securities and Exchange Commission in August 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended June 30, 2006.

8. LITIGATION WITH RESPECT TO THE INVESTMENT SUB-ADVISOR

In June 2004, the Trust's former investment advisor, Liberty Ridge, reached settlement agreements with respect to market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") related to activity in PBHG Funds (now known as the Old Mutual Advisor Funds II), an investment company in the same mutual fund complex having the same Board of Trustees as the Trust. Under the NYAG settlement, if certain terms and undertakings in that settlement are not met, the NYAG settlement stipulates that Liberty Ridge (formerly known as Pilgrim Baxter & Associates, Ltd. ("PBA")) shall promptly terminate its management of any Portfolio. In this event, the Board of Trustees would be required to seek new investment management of the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including a class action suit ("Class Action Suit") and a separate derivative suit ("Derivative Suit") (together, the "Civil Litigation"), have been filed against Liberty Ridge, PBHG Funds, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action.

The Civil Litigation is primarily based upon allegations that the defendants engaged in, or facilitated market timing in the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including, but not limited to: (i) violations of various provisions of the federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees on the Board, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On September 2, 2005, PBA was served with a cease and desist order by the West Virginia state auditor (the "WVAG Litigation). The Trust was not named as a defendant in these proceedings. The state auditor alleges that PBA, and others, violated the West Virginia Uniform Securities Act, West Virginia Codes sections 32-1-101 et seq., by, among other things, failing to disclose the alleged market timing activities to their shareholders. The state auditor seeks an order directing PBA to (i) cease and desist from further violations of the Securities Act of 1933; (ii) disgorge all fees received from the illegal conduct; (iii) pay all administrative and investigatory costs and attorney fees; and (iv) pay an administrative assessment in the amount determined by the auditor. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies (such actions, together with the Civil Litigation and the WVAG Litigation, the "Litigation").

At this stage of the Litigation, it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. In addition, if Liberty Ridge is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940. Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge, including Old Mutual Capital, from serving as an investment advisor to any registered investment company, including the Trust. The Trust has been informed that if these results occur, exemptive relief from the SEC will be sought to permit Liberty Ridge and any affiliated entity to serve as an advisor or sub-advisor to the Trust. There is no assurance that such exemptive relief will be granted.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)



Six-Month Hypothetical Expense Example -- June 30, 2006 (Unaudited)


EXAMPLE. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Mid-Cap Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six month period ended June 30, 2006.

ACTUAL EXPENSES. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Mid-Cap Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Mid-Cap Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Mid-Cap Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Mid-Cap Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.


                                                                              Annualized              Expenses
                                Beginning                Ending                 Expense                 Paid
                                 Account                Account                 Ratios                 During
                                  Value                  Value               For the Six-            Six-Month
                                  1/1/06                6/30/06              Month Period             Period*
---------------------------------------------------------------------------------------------------------------------
Old Mutual Mid-Cap Portfolio
---------------------------------------------------------------------------------------------------------------------
  Actual Portfolio Return       $1,000.00              $1,017.40                0.99%                  $4.95
  Hypothetical 5% Return         1,000.00               1,019.89                0.99                    4.96
---------------------------------------------------------------------------------------------------------------------


* Expenses are equal to the Mid-Cap Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[LOGO OMITTED] OLD MUTUAL INSURANCE SERIES FUND


Old Mutual Select Value Portfolio




SEMI-ANNUAL REPORT  June 30, 2006

[GRAPHIC ART OMITTED]

[BLANK PAGE]

TABLE OF CONTENTS

ABOUT THIS REPORT                                                         2

MESSAGE TO SHAREHOLDERS                                                   3

MANAGEMENT OVERVIEW                                                       4

STATEMENT OF NET ASSETS                                                   7

STATEMENT OF OPERATIONS                                                   9

STATEMENT OF CHANGES IN NET ASSETS                                       10

FINANCIAL HIGHLIGHTS                                                     11

NOTES TO FINANCIAL STATEMENTS                                            12

PORTFOLIO EXPENSES EXAMPLE                                               18

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------

This report reflects views, opinions, and portfolio holdings as of June 30, 2006, the end of the report period. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of June 30, 2006, are included in the Portfolio's Statement of Net Assets. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market.

COMPARATIVE INDEX AND FUNDS AVERAGE
--------------------------------------------------------------------------------

The comparative index discussed in this report is meant to provide a basis for judging the Portfolio's performance against a specific securities index. The index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio's performance is also compared to a category average based on the average performance of mutual funds classified by Lipper, Inc. The Portfolio may significantly differ in holdings and composition from the index and average. Individuals cannot invest directly in an index or an average.

S&P 500 INDEX

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

LIPPER LARGE-CAP CORE FUNDS AVERAGE

Funds that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have an average price-to-book ratio, and three year earnings growth figure compared to the S&P 500 Index. The Lipper Large-Cap Core Funds Average represents the average performance of 902 mutual funds classified by Lipper, Inc. in the Large-Cap Core category as of June 30, 2006.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


DEAR SHAREHOLDER:

The U.S. equity market delivered attractive results for most asset classes for the six months ended June 30, 2006. After a robust first quarter, with healthy gains posted by all major averages, many broad equity indexes declined during the quarter ended June 30, 2006. With the successful approval and implementation of improvements to the Old Mutual Insurance Series' investment management and fee structure which were announced at the end of 2005, we have advanced toward our goals of providing enhanced benefits and service to shareholders. As a result of these enhancements, in addition to enjoying broader access to leading investment management firms, shareholders will benefit from significant reductions in expenses and fees.

While the first quarter was characterized by optimism which carried many broad U.S. equity indexes to near-historic highs, the second quarter represented a challenging environment across all capitalization and style disciplines in the U.S. market and globally. During the second quarter, the Federal Reserve sent mixed messages regarding its plans for further future interest rate increases, and continued inflation worries caused instability and increased volatility in the market. The market's uncertainty and a prevailing defensive sentiment during the second quarter took back a portion of the healthy gains registered in all equity asset classes during the first three months of 2006. Despite concerns including rising interest rates, skyrocketing oil prices and inflation, many broad U.S. market indexes remained positive through the first half of 2006.

Value style equity investments outperformed growth for the first six months of 2006, with small-cap value, as measured by the Russell 1000(R) Value Index, posting double digit returns. Stocks in small- and mid-cap companies generally posted stronger performance than large-cap stocks, although large-cap value gained ground during the second quarter amidst mounting uncertainty that led investors to favor larger, more liquid stocks. The technology sector, which had performed strongly during the latter part of 2005, faced a stiff headwind during the first half of 2006, which pushed the tech-heavy NASDAQ Composite Index into negative territory for the first half.

Most of the Old Mutual Insurance Series Fund Portfolios delivered positive absolute results for the six-month period ended June 30, 2006. We invite you to review the pages that follow for a complete performance discussion.

We value your investment in the Old Mutual Insurance Series Fund Portfolios and thank you for your continued support as we continue to serve your investment needs.

Sincerely,


/S/ DAVID J. BULLOCK               [PHOTO OMITTED]

David J. Bullock
PRESIDENT
OLD MUTUAL INSURANCE SERIES FUND

OLD MUTUAL SELECT VALUE PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW
SUB-ADVISOR: LIBERTY RIDGE CAPITAL, INC.



PERFORMANCE HIGHLIGHTS


O THE PORTFOLIO OUTPERFORMED THE S&P 500 INDEX AND THE LIPPER LARGE-CAP CORE FUNDS AVERAGE DURING THE PERIOD.

O  TOP HOLDING, MICROSOFT, DETRACTED FROM THE PORTFOLIO'S RELATIVE PERFORMANCE.

O COMCAST CONTRIBUTED TO THE PORTFOLIO'S RELATIVE OUTPERFORMANCE AS THE FIRM IS TAKING ON NEW CUSTOMERS AT A MORE RAPID CLIP THAN WAS GENERALLY EXPECTED.

O EL PASO CONTRIBUTED TO PERFORMANCE AFTER LOCKING-IN ATTRACTIVE PRICING FOR ITS GAS PRODUCTION IN 2007.



Q.  HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended June 30, 2006, the Old Mutual Select Value Portfolio returned 4.70%, outperforming the 2.71% return posted by the S&P 500 Index. The Portfolio also outperformed the Lipper Large-Cap Core Funds Average, which gained 1.34% during the period.


Q.  WHAT INVESTMENT ENVIRONMENT DID THE PORTFOLIO FACE DURING THE PAST SIX
    MONTHS?

A. Despite increasing interest rate hikes, energy costs, and commodity prices, investors took heart in outsized corporate profits and continued share buybacks, pushing most equity market indexes higher in the first quarter of the year. Investor confidence waned in the latter half, however, and a distinct flight to safety curbed investors' appetites for riskier assets.


Q.  HOW DID SECURITY COMPOSITION AFFECT PORTFOLIO PERFORMANCE?

A. The Portfolio benefited from its substantial overweight toward energy stocks and its underweighting of the healthcare sector. Weak stock selections in the material goods area and in information technology detracted from performance.

    Stock-specific issues in a few select industries accounted for the majority of the Portfolio's relative outperformance during the period. On the plus side, cable operator Comcast was the top performer for the period. Comcast has been rolling out digital cable and voice services and recent results indicate a more rapid customer uptake than previously expected. Sub-advisor, Liberty Ridge Capital, Inc. ("Liberty Ridge"), believes Comcast is positioned for continued success with this strategy, and believes it will ultimately emerge as the largest player in the rapidly merging voice/cable/broadband communications industry.

    El Paso also rose handsomely and helped the Portfolio's relative performance during the six-month period. News that El Paso has locked in attractive natural gas prices for 2007 for a large portion of its production capacity helped to boost the shares. The sub-advisor believes El Paso has been underappreciated by the market and that the firm's past difficulties in energy trading and its complex combination of businesses led to a jaundiced view on Wall Street. Although the firm has divested itself of non-core businesses and focused on its two core competencies (pipelines and exploration/production) for over a year now, the market is only now starting to reward El Paso for this strategic focus.

    Microsoft, meanwhile, was the Portfolio's largest holding and saw continued declines during the past six months, which meaningfully detracted from relative results. In late April, Microsoft announced new spending initiatives that would lead to short-term earnings misses, but should help to position the company longer term in its fight to dominate the online space in the same way it dominated desktop operating systems and office productivity software. The news surprised Wall Street and led to a swift revaluation of the company's shares. Liberty Ridge believes that today's prices reflect a severe overreaction to near-term earnings declines and a lack of appropriate focus on the company's strengthened long-term earnings growth position.


Select Value Portfolio

    Another detractor from performance was Marsh & McLennan, which has had problems with both its asset management and insurance brokerage units. The company reported disappointing earnings this year, and investors seemed unimpressed with the firm's progress in their turnaround plans. Situations like this, where investors that have been subjected to previous losses are hesitant to come back to a company, often provide opportunities to invest in stable and growing businesses at attractive valuations.
    The Portfolio's sub-advisor believes Marsh & McLennan is providing just such an opportunity today.


Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE LARGE-CAP STOCK MARKET?

A. As always, macroeconomic preoccupations such as concerns over inflation and the effect of a change in interest rate policy tend to drive short-term investor sentiment. The sub-advisor focuses its attention on finding companies that will do well regardless of news headlines. Liberty Ridge believes a long-term perspective maximizes investment returns over time and is optimistic about the Portfolio's current holdings.



TOP TEN COMMON STOCK HOLDINGS AS OF JUNE 30, 2006 (UNAUDITED)

Microsoft                                                   7.4%
--------------------------------------------------------------------------------
Morgan Stanley                                              5.4%
--------------------------------------------------------------------------------
ConocoPhillips                                              5.3%
--------------------------------------------------------------------------------
General Electric                                            4.9%
--------------------------------------------------------------------------------
JPMorgan Chase                                              4.9%
--------------------------------------------------------------------------------
St. Paul Travelers 4.7%
--------------------------------------------------------------------------------
Exxon Mobil                                                 4.6%
--------------------------------------------------------------------------------
Sysco                                                       4.6%
--------------------------------------------------------------------------------
Applied Materials                                           4.0%
--------------------------------------------------------------------------------
El Paso                                                     4.0%
--------------------------------------------------------------------------------
As a % of Total Portfolio Investments                      49.8%
--------------------------------------------------------------------------------


                                                          Select Value Portfolio

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                                                  SIX          ONE        ANNUALIZED  ANNUALIZED     ANNUALIZED
                                               INCEPTION         MONTH         YEAR         3 YEAR      5 YEAR        INCEPTION
                                                  DATE          RETURN        RETURN        RETURN      RETURN         TO DATE
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Select Value Portfolio                10/28/97        4.70%         8.33%         9.23%      (1.07)%         7.51%
S&P 500 Index                                    10/28/97        2.71%         8.63%        11.22%       2.49%          5.40%
Lipper Large-Cap Core Funds Average+             10/31/97        1.34%         7.47%         9.52%       1.10%          4.15%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index and funds average can be found on page 2.

+ Returns represent the average return of the funds that comprised the Lipper Large-Cap Core Funds Average as of the beginning of the applicable return period.


VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


[LINE CHART OMITTED--PLOT POINTS ARE AS FOLLOWS:]

                 Old Mutual Select                           Lipper Large-Cap
                  Value Portfolio        S&P 500 Index      Core Funds Average
10/28/97              $10000                $10000                $10000
12/31/97               10441                 10643                 10488
12/31/98               14404                 13685                 12921
12/31/99               15685                 16564                 15414
12/31/2000             18489                 15057                 14603
12/31/2001             18807                 13266                 12686
12/31/2002             14092                 10335                  9786
12/31/2003             16669                 13300                 12321
12/31/2004             17145                 14747                 13340
12/31/2005             17918                 15471                 14003
6/30/2006              18760                 15890                 14191

Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of October 28, 1997 to an investment made in an unmanaged securities index on that date and a mutual fund average composite. The chart assumes $10,000 invested in the Lipper Large-Cap Core Funds Average at October 31, 1997. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.


SECTOR WEIGHTINGS AS OF JUNE 30, 2006 -- % of Total Portfolio Investments
--------------------------------------------------------------------------------


[PIE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

Consumer Discretionary                 3%
Consumer Staples                       8%
Energy                                11%
Financials                            29%
Healthcare                            15%
Industrials                           12%
Information Technology                15%
Materials                              5%
Repurchase Agreement                   2%

STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.8%
APPLICATIONS SOFTWARE -- 7.3%
Microsoft                            147,100   $     3,427

                                               -----------
Total Applications Software                          3,427
--------------------------------------------------------------------------------
CABLE TV -- 3.0%
Comcast, Cl A*                        42,700         1,400
                                               -----------
Total Cable TV                                       1,400
--------------------------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 3.1%
E.I. duPont de Nemours                34,800         1,448
                                               -----------
Total Chemicals-Diversified                          1,448
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 3.9%
Mastercard, Cl A*                     37,900         1,819
                                               -----------
Total Data Processing/Management                     1,819
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 4.9%
General Electric                      68,800         2,268
                                               -----------
Total Diversified Manufacturing Operations           2,268
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 13.6%
Goldman Sachs Group                   10,700         1,610
JPMorgan Chase                        53,700         2,255
Morgan Stanley                        39,600         2,503
                                               -----------
Total Finance-Investment Banker/Broker               6,368
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 3.5%
General Mills                         31,900         1,648
                                               -----------
Total Food-Miscellaneous/Diversified                 1,648
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 4.5%
Sysco                                 69,000         2,109
                                               -----------
Total Food-Wholesale/Distribution                    2,109
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 2.8%
Marsh & McLennan                      48,400         1,301
                                               -----------
Total Insurance Brokers                              1,301
--------------------------------------------------------------------------------
INTERNET SECURITY -- 3.6%
Symantec*                            106,700         1,658
                                               -----------
Total Internet Security                              1,658
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.2%
Boston Scientific*                    33,300           561
                                               -----------
Total Medical Instruments                              561
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.7%
Johnson & Johnson                     21,100         1,264
                                               -----------
Total Medical Products                               1,264
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 3.6%
Abbott Laboratories                   21,700   $       946
Pfizer                                30,200           709
                                               -----------
Total Medical-Drugs                                  1,655
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 4.8%
American International Group          22,300         1,317
XL Capital, Cl A                      15,100           925
                                               -----------
Total Multi-Line Insurance                           2,242
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 2.2%
Waste Management                      28,600         1,026
                                               -----------
Total Non-Hazardous Waste Disposal                   1,026
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 13.0%
Chevron                               24,500         1,521
ConocoPhillips                        37,300         2,444
Exxon Mobil                           34,400         2,110
                                               -----------
Total Oil Companies-Integrated                       6,075
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 2.8%
International Paper                   40,000         1,292
                                               -----------
Total Paper & Related Products                       1,292
--------------------------------------------------------------------------------
PIPELINES -- 3.9%
El Paso                              121,900         1,829
                                               -----------
Total Pipelines                                      1,829
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 4.7%
St. Paul Travelers                    48,900         2,180
                                               -----------
Total Property/Casualty Insurance                    2,180
--------------------------------------------------------------------------------
REINSURANCE -- 3.3%
Berkshire Hathaway*                       17         1,558
                                               -----------
Total Reinsurance                                    1,558
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 3.9%
Applied Materials                    112,600         1,833
                                               -----------
Total Semiconductor Equipment                        1,833
--------------------------------------------------------------------------------
TRANSPORT-SERVICES -- 2.5%
United Parcel Service, Cl B           14,000         1,153
                                               -----------
Total Transport-Services                             1,153
                                               -----------
TOTAL COMMON STOCK (COST $42,307)                   46,114
                                               -----------
TOTAL INVESTMENTS -- 98.8% (COST $42,307)           46,114
--------------------------------------------------------------------------------

OLD MUTUAL SELECT VALUE PORTFOLIO -- concluded
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)


--------------------------------------------------------------------------------
Description                                     Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.2%
Cash                                           $       652
Payable for management fees                            (29)
Other assets and liabilities, net                      (42)
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES                     581
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                            $    46,695
--------------------------------------------------------------------------------

NET ASSETS:
Paid-in-capital ($0.001 par value)
   based on 3,130,333 outstanding
   shares of beneficial interest               $   109,915
Undistributed net investment income                    993
Accumulated net realized loss on investments       (68,020)
Net unrealized appreciation on investments           3,807
                                               -----------
NET ASSETS                                     $    46,695
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                  $14.92
--------------------------------------------------------------------------------

* Non-income producing security.
Cl -- Class
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               OLD MUTUAL
                                                                                                         SELECT VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                                                                                  $   472
     Interest                                                                                                        25
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL INVESTMENT INCOME                                                                                      497
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Management Fees                                                                                                185
     Trustees' Fees                                                                                                   7
     Transfer Agent Fees                                                                                             13
     Printing Fees                                                                                                   11
     Professional Fees                                                                                               10
     Custodian Fees                                                                                                   3
     Other Fees                                                                                                       3
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL EXPENSES                                                                                               232
------------------------------------------------------------------------------------------------------------------------------------
LESS:
     Waiver of Management Fees                                                                                       (1)
------------------------------------------------------------------------------------------------------------------------------------
       NET EXPENSES                                                                                                 231
------------------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME                                                                                          266
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain from
       Security Transactions                                                                                        829
     Net Change in Unrealized
       Appreciation on Investments                                                                                1,225
------------------------------------------------------------------------------------------------------------------------------------
     NET REALIZED AND UNREALIZED
       GAIN ON INVESTMENTS                                                                                        2,054
------------------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS                                                                                 $2,320
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 2005, RESPECTIVELY

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              OLD MUTUAL
                                                                                                        SELECT VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       1/1/06 to
                                                                                                        6/30/06         1/1/05 to
                                                                                                      (Unaudited)       12/31/05
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                                                                           $    266          $      729
   Net Realized Gain from Security Transactions                                                         829               4,548
   Net Change in Unrealized Appreciation (Depreciation) on Investments                                1,225              (2,783)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations                                               2,320               2,494
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                                                                --                (1,085)
   Net Capital Gains                                                                                    --                    --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                                  --                (1,085)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued                                                                                        425               1,009
   Shares Issued upon Reinvestment of Distributions                                                     --                 1,085
   Shares Redeemed                                                                                   (7,541)            (16,061)
------------------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets Derived from Capital Share Transactions                                    (7,116)            (13,967)
------------------------------------------------------------------------------------------------------------------------------------
   Total Decrease in Net Assets                                                                      (4,796)            (12,558)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                                                               51,491              64,049
------------------------------------------------------------------------------------------------------------------------------------
   End of Period                                                                                    $46,695            $ 51,491
------------------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income                                                               $     993          $      727
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   Shares Issued                                                                                         29                  72
   Shares Issued upon Reinvestment of Distributions                                                     --                    77
   Shares Redeemed                                                                                     (512)             (1,142)
------------------------------------------------------------------------------------------------------------------------------------
   Net Decrease in Shares Outstanding                                                                  (483)               (993)
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED) AND THE YEARS ENDED DECEMBER 31



                                                           Net
                  Net                                 Realized and
                 Asset                                 Unrealized                               Dividends         Distributions
                Value,                 Net                Gains               Total             from Net              from
               Beginning           Investment           (Losses)               From            Investment            Capital
               of Period             Income           on Securities         Operations           Income               Gains
------------------------------------------------------------------------------------------------------------------------------------

  OLD MUTUAL SELECT VALUE PORTFOLIO

  2006*         $14.25               $0.08 1              $0.59                $0.67             $    --           $    --
  2005           13.91                0.18 1               0.44                 0.62               (0.28)               --
  2004           13.83                0.21 1               0.17                 0.38               (0.30)               --
  2003           12.00                0.35                 1.81                 2.16               (0.33)               --
  2002           16.20                0.30                (4.35)               (4.05)              (0.15)               --
  2001           16.13                0.15 1               0.10                 0.25               (0.04)            (0.14)
------------------------------------------------------------------------------------------------------------------------------------





                   Total                   Net                                     Net                  Ratio
                  Dividends           Asset Value,                             Assets, End           of Expenses
                     and                   End               Total              of Period            to Average
                Distributions           of Period            Return               (000)              Net Assets
-------------------------------------------------------------------------------------------------------------------

  OLD MUTUAL SELECT VALUE PORTFOLIO

  2006*         $    --                 $14.92              4.70%+               $ 46,695             0.94%**
  2005            (0.28)                 14.25              4.51%                  51,491             0.96%
  2004            (0.30)                 13.91              2.85%                  64,049             0.92%
  2003            (0.33)                 13.83             18.29%                  94,035             0.90%
  2002            (0.15)                 12.00            (25.07)%                141,322             0.87%
  2001            (0.18)                 16.20              1.72%                 332,970             0.86%
-------------------------------------------------------------------------------------------------------------------

                                         Ratio
                                      of Expenses
                                      to Average
               Ratio of Net           Net Assets
                Investment            (Excluding
                  Income                Waivers             Portfolio
                to Average            and Expense            Turnover
                Net Assets            Reduction)               Rate
--------------------------------------------------------------------------

  OLD MUTUAL SELECT VALUE PORTFOLIO

  2006*          1.07%**               0.94%**               33.76%+
  2005           1.28%                 0.96%                 71.77%
  2004           1.52%                 0.92%                110.53%
  2003           1.53%                 0.90%                224.47%
  2002           1.19%                 0.87%                505.46%
  2001           0.67%                 0.86%                652.60%
--------------------------------------------------------------------------


 * For the six-month period ended June 30, 2006.
** Annualized.
 + Total return and portfolio turnover have not been annualized.
 1 Per share calculations were performed using the average shares for the period.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (UNAUDITED)


1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Select Value Portfolio (the "Select Value Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. Prior to November 2005, the Trust was known as PBHG Insurance Series Fund and the Select Value Portfolio was known as the Liberty Ridge Select Value Portfolio. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Select Value Portfolio and seven others: the Old Mutual Growth II Portfolio (the "Growth II Portfolio"), the Old Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Old Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the Old Mutual Small Cap Portfolio (the "Small Cap Portfolio"), and the Old Mutual Columbus Circle Technology and Communications Portfolio (the "Technology and Communications Portfolio"), (each a "Portfolio" and collectively, the "Portfolios").

Each Portfolio of the Trust is classified as a diversified management investment company, with the exception of the Large Cap Growth Concentrated Portfolio and the Technology and Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements for the Select Value Portfolio are presented in this report; the financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2006, 71% and 10% of the outstanding shares of the Select Value Portfolio were held by the separate accounts of two participating insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Select Value Portfolio in the preparation of its financial statements.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

SECURITY VALUATION -- Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Trust uses prices reported by pricing services to calculate the market value of securities in the Portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Portfolio's Fair Value Procedures are implemented through a Fair Value Committee designated by the Board. The valuation is assigned to Fair Valued Securities for the purpose of calculating a Portfolio's net asset value ("NAV"). Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

SECURITY TRANSACTIONS AND DIVIDEND & INTEREST INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income for a Portfolio are declared annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Dividends paid from a Portfolio from net investment income and distributions from net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

FOREIGN WITHHOLDING TAXES -- A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- Per the terms of an informal agreement with U.S. Bank, N.A., ("U.S. Bank") (formerly Wachovia Bank, N.A.), the custodian of the Trust, if a Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with U.S. Bank, on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with U.S. Bank, on the following day.

FOREIGN CURRENCY CONVERSION -- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

   (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

FUTURES CONTRACTS -- A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Select Value Portfolio had no outstanding futures contracts as of June 30, 2006.

OPTIONS -- A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When a Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Select Value Portfolio had no outstanding options contracts as of June 30, 2006.

COMMISSION RECAPTURE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolios. Commission Recapture arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the Select Value Portfolio received $0 during the six-month period ended June 30, 2006.

AS OF JUNE 30, 2006 (UNAUDITED)


OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the six-month period ended June 30, 2006, no interest was earned under this agreement.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND
   OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

INVESTMENT ADVISOR -- Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as investment advisor to each Portfolio, replacing Liberty Ridge Capital ("Liberty Ridge"), the Trusts' previous advisor. Old Mutual Capital is an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Old Mutual Capital was appointed on an interim basis pursuant to an interim advisory agreement ("Interim Agreement") pending shareholder approval of a new management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Under the terms of the Interim Agreement, Old Mutual Capital was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services, as described in the "Administrator" section below. In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate as shown below. The Management Fee paid to Old Mutual Capital under the terms of the Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio. The rates have been in effect since January 1, 2006.

                                                                   MANAGEMENT FEE BREAKPOINT ASSET THRESHOLDS
------------------------------------------------------------------------------------------------------------------------------------
                        $0 TO       $300 MILLION      $500 MILLION     $750 MILLION     $1.0 BILLION    $1.5 BILLION
                       LESS THAN     TO LESS THAN     TO LESS THAN     TO LESS THAN     TO LESS THAN    TO LESS THAN    $2.0 BILLION
                     $300 MILLION    $500 MILLION     $750 MILLION     $1.0 BILLION     $1.5 BILLION    $2.0 BILLION     OR GREATER
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Select
  Value Portfolio        0.75%           0.70%            0.65%            0.60%            0.55%           0.50%           0.45%

ADMINISTRATOR -- Effective January 1, 2006, Old Mutual Capital replaced Old Mutual Fund Services as administrator to the Trust and the Portfolios. Under the terms of the Management Agreement, Old Mutual Capital receives the Management Fees listed above for providing both advisory and administrative services. The fee that Old Mutual Capital receives for providing these services is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

EXPENSE LIMITATION AGREEMENT -- In the interest of limiting expenses of the Select Value Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), through December 31, 2008 with respect to the Select Value Portfolio, pursuant to which the Advisor has contractually agreed to waive or limit its fees and to assume other expenses of the Select Value Portfolio to the extent necessary to limit the total annual expenses to no more than 0.94% of the Select Value Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Select Value Portfolio's business.

REIMBURSEMENT OF MANAGEMENT FEES WAIVED -- The Advisor may seek reimbursement for Management Fees waived or reimbursed and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived. Reimbursement by the Select Value Portfolio of the Management Fees waived or reimbursed and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Select Value Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Select Value Portfolio to exceed 0.94%. Consequently, no reimbursement by the Select Value Portfolio will be made unless: (i) the Select Value Portfolio's assets exceed $75 million; (ii) the Select Value Portfolio's total annual expense ratio is less than 0.94%, and
(iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses previously paid by Liberty Ridge as the previous investment advisor. As of June 30, 2006, the net assets of the Select Value Portfolio are less than $75 million.

At June 30, 2006, pursuant to the above, the amount of previously waived and reimbursed fees for the Select Value Portfolio for which the Advisor may seek reimbursement was $707.

SUB-ADVISORY AGREEMENT -- Effective January 1, 2006, the Trust, on behalf of the Select Value Portfolio, and the Advisor entered into an interim sub-advisory agreement with Liberty Ridge to provide sub-advisory services to the Select Value Portfolio on an interim basis pending shareholder approval of the final sub-advisory agreement ("Sub-Advisory Agreement"), which was received on April 19, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of the Select Value Portfolio net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fee is calculated as follows:

                          $0 TO        $300 MILLION      $500 MILLION   $750 MILLION    $1.0 BILLION    $1.5 BILLION
                         LESS THAN      TO LESS THAN     TO LESS THAN   TO LESS THAN    TO LESS THAN    TO LESS THAN    $2.0 BILLION
                       $300 MILLION     $500 MILLION     $750 MILLION   $1.0 BILLION    $1.5 BILLION    $2.0 BILLION     OR GREATER
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Select
  Value Portfolio          0.40%            0.35%            0.30%          0.25%           0.20%           0.15%           0.10%

SUB-ADMINISTRATOR -- SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in providing administrative services to the Trust. Pursuant to an amended and restated administration agreement between Old Mutual Capital and the Sub-Administrator, the Sub-Administrator will be paid a portion of Old Mutual Capital's fees based on the resulting higher value from the following calculations (A) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds, and Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.

The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party.

DISTRIBUTOR -- The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH. The Distributor receives no compensation for serving in such capacity.

TRANSFER AGENT -- DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interest in the Trust.

CUSTODIAN -- U.S. Bank serves as the custodian for the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and the Distributor, received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Select Value Portfolio for the six-month period ended June 30, 2006, amounted to $16,382,718 and $22,247,240, respectively.

5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

It is the Select Value Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. As of December 31, 2005, there were no permanent book/tax differences.

The tax character of dividends and distributions declared during the years ended December 31, 2005 and December 31, 2004 were as follows (000):

                                 ORDINARY INCOME
--------------------------------------------------------
             2005                   $1,085
             2004                   $1,479
--------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS -- concluded
AS OF JUNE 30, 2006 (UNAUDITED)


As of December 31, 2005, the components of accumulated losses were as follows
(000):

CAPITAL LOSS CARRYFORWARDS EXPIRING:
---------------------------------------------------------
December 2010                               $(68,794)
Undistributed ordinary income                    727
Unrealized appreciation                        2,527
---------------------------------------------------------
                                            $(65,540)
---------------------------------------------------------

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. During the year ended December 31, 2005, the Select Value Portfolio utilized $4,277 (000) of capital loss carryforwards to offset net realized capital gains.

The federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Select Value Portfolio for federal income tax purposes at June 30, 2006 were as follows (000):

                                                                                                       NET
            FEDERAL                   UNREALIZED                      UNREALIZED                   UNREALIZED
           TAX COST                  APPRECIATION                    DEPRECIATION                 APPRECIATION
---------------------------------------------------------------------------------------------------------------------------
            $42,307                     $5,487                         $(1,680)                      $3,807

6. CONCENTRATION/RISKS
--------------------------------------------------------------------------------

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Select Value Portfolio are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Select Value Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Select Value Portfolio's value style of investing, and the Select Value Portfolio's returns may vary considerably from other equity funds using different investment styles.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Select Value Portfolio may overweight specific industries within certain sectors, which may cause the Select Value Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

7. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Advisor Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission in August 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended June 30, 2006.

8. LITIGATION WITH RESPECT TO THE INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------

In June 2004, the Trust's former investment advisor, Liberty Ridge, reached settlement agreements with respect to market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") related to activity in PBHG Funds (now known as the Old Mutual Advisor Funds II), an investment company in the same mutual fund complex having the same Board of Trustees as the Trust. Under the NYAG settlement, if certain terms and undertakings in that settlement are not met, the NYAG settlement stipulates that Liberty Ridge (formerly known as Pilgrim Baxter & Associates, Ltd. ("PBA")) shall promptly terminate its management of any Portfolio. In this event, the Board of Trustees would be required to seek new investment management of the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including a class action suit ("Class Action Suit") and a separate derivative suit ("Derivative Suit") (together, the "Civil Litigation"), have been filed against Liberty Ridge, PBHG Funds, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action.

The Civil Litigation is primarily based upon allegations that the defendants engaged in, or facilitated market timing in the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including, but not limited to: (i) violations of various provisions of the federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees on the Board, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On September 2, 2005, PBA was served with a cease and desist order by the West Virginia state auditor (the "WVAG Litigation). The Trust was not named as a defendant in these proceedings. The state auditor alleges that PBA, and others, violated the West Virginia Uniform Securities Act, West Virginia Codes sections 32-1-101 et seq., by, among other things, failing to disclose the alleged market timing activities to their shareholders. The state auditor seeks an order directing PBA to (i) cease and desist from further violations of the Securities Act of 1933; (ii) disgorge all fees received from the illegal conduct; (iii) pay all administrative and investigatory costs and attorney fees; and (iv) pay an administrative assessment in the amount determined by the auditor. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies (such actions, together with the Civil Litigation and the WVAG Litigation, the "Litigation").

At this stage of the Litigation, it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. In addition, if Liberty Ridge is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940. Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge, including Old Mutual Capital, from serving as an investment advisor to any registered investment company, including the Trust. The Trust has been informed that if these results occur, exemptive relief from the SEC will be sought to permit Liberty Ridge and any affiliated entity to serve as an advisor or sub-advisor to the Trust. There is no assurance that such exemptive relief will be granted.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)


SIX-MONTH HYPOTHETICAL EXPENSE EXAMPLE -- JUNE 30, 2006 (UNAUDITED)


EXAMPLE. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Select Value Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six month period ended June 30, 2006.

ACTUAL EXPENSES. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Select Value Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Select Value Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Select Value Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Select Value Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                                               ANNUALIZED               EXPENSES
                                                  BEGINNING               ENDING                 EXPENSE                  PAID
                                                   ACCOUNT               ACCOUNT                 RATIOS                  DURING
                                                    VALUE                 VALUE               FOR THE SIX-             SIX-MONTH
                                                    1/1/06               6/30/06              MONTH PERIOD              PERIOD*
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Select Value Portfolio
------------------------------------------------------------------------------------------------------------------------------------
  Actual Portfolio Return                         $1,000.00              $1,047.00                 0.94%                 $4.77
  Hypothetical 5% Return                           1,000.00               1,020.13                 0.94                   4.71

* Expenses are equal to the Select Value Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[LOGO OMITTED]
OLD MUTUAL INSURANCE SERIES FUND

Old Mutual Small Cap Portfolio

SEMI-ANNUAL REPORT
June 30, 2006

                                  [BLANK PAGE]

TABLE OF CONTENTS

ABOUT THIS REPORT                              2

MESSAGE TO SHAREHOLDERS                        3

MANAGEMENT OVERVIEW                            4

STATEMENT OF NET ASSETS                        7

STATEMENT OF OPERATIONS                       13

STATEMENT OF CHANGES IN NET ASSETS            14

FINANCIAL HIGHLIGHTS                          15

NOTES TO FINANCIAL STATEMENTS                 16

PORTFOLIO EXPENSES EXAMPLE                    22

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------

This report reflects views, opinions, and portfolio holdings as of June 30, 2006, the end of the report period. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of June 30, 2006, are included in the Portfolio's Statement of Net Assets. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market.

COMPARATIVE INDEX AND FUNDS AVERAGE
--------------------------------------------------------------------------------

The comparative index discussed in this report is meant to provide a basis for judging the Portfolio's performance against a specific securities index. The index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio's performance is also compared to a category average based on the average performance of mutual funds classified by Lipper, Inc. The Portfolio may significantly differ in holdings and composition from the index and average. Individuals cannot invest directly in an index or an average.

RUSSELL 2000(R) INDEX

The unmanaged Russell 2000(R) Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

LIPPER SMALL-CAP CORE FUNDS AVERAGE

Funds that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P 1500 Index. Small-cap core funds have wide latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Average represents the average performance of 680 mutual funds classified by Lipper, Inc. in the Small-Cap Core category as of June 30, 2006.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


DEAR SHAREHOLDER:

The U.S. equity market delivered attractive results for most asset classes for the six months ended June 30, 2006. After a robust first quarter, with healthy gains posted by all major averages, many broad equity indexes declined during the quarter ended June 30, 2006. With the successful approval and implementation of improvements to the Old Mutual Insurance Series' investment management and fee structure which were announced at the end of 2005, we have advanced toward our goals of providing enhanced benefits and service to shareholders. As a result of these enhancements, in addition to enjoying broader access to leading investment management firms, shareholders will benefit from significant reductions in expenses and fees.

While the first quarter was characterized by optimism which carried many broad U.S. equity indexes to near-historic highs, the second quarter represented a challenging environment across all capitalization and style disciplines in the U.S. market and globally. During the second quarter, the Federal Reserve sent mixed messages regarding its plans for further future interest rate increases, and continued inflation worries caused instability and increased volatility in the market. The market's uncertainty and a prevailing defensive sentiment during the second quarter took back a portion of the healthy gains registered in all equity asset classes during the first three months of 2006. Despite concerns including rising interest rates, skyrocketing oil prices and inflation, many broad U.S. market indexes remained positive through the first half of 2006.

Value style equity investments outperformed growth for the first six months of 2006, with small-cap value, as measured by the Russell 1000(R) Value Index, posting double digit returns. Stocks in small- and mid-cap companies generally posted stronger performance than large-cap stocks, although large-cap value gained ground during the second quarter amidst mounting uncertainty that led investors to favor larger, more liquid stocks. The technology sector, which had performed strongly during the latter part of 2005, faced a stiff headwind during the first half of 2006, which pushed the tech-heavy NASDAQ Composite Index into negative territory for the first half.

Most of the Old Mutual Insurance Series Fund Portfolios delivered positive absolute results for the six-month period ended June 30, 2006. We invite you to review the pages that follow for a complete performance discussion.

We value your investment in the Old Mutual Insurance Series Fund Portfolios and thank you for your continued support as we continue to serve your investment needs.

Sincerely,

/S/ DAVID J. BULLOCK

DAVID J. BULLOCK
PRESIDENT
OLD MUTUAL INSURANCE SERIES FUND

OLD MUTUAL SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW
SUB-ADVISORS: EAGLE ASSET MANAGEMENT, INC. AND LIBERTY RIDGE CAPITAL, INC.



PERFORMANCE HIGHLIGHTS

o THE PORTFOLIO UNDERPERFORMED ITS BENCHMARK, THE RUSSELL 2000(R) INDEX, DURING THE PERIOD.

o INDUSTRIALS, ENERGY, AND INFORMATION TECHNOLOGY WERE THE TOP CONTRIBUTING SECTORS TO ABSOLUTE RETURN.

o HEALTH CARE STOCKS DETRACTED THE MOST FROM ABSOLUTE PERFORMANCE.



Q.  HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended June 30, 2006, the Old Mutual Small Cap Portfolio returned 5.29%. The Portfolio underperformed its benchmark, the Russell 2000(R) Index, which advanced 8.21% for the period, and the Lipper Small-Cap Core Funds Average, which returned 6.85% during the same time frame.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE PORTFOLIO FACE DURING THE PAST
    SIX MONTHS?

A. The six-month period ended June 30, 2006 witnessed two very different investment environments. The year started strong for small- and medium-sized companies, with a noticeable tilt towards lower quality names. Investor confidence waned in the latter half of the period and a distinct flight to safety curbed appetites for riskier assets. Not only was there a sell-off in the broader equity market, but also a reversal of many of the trends that were influential in the first quarter. The market became increasingly worried about signs of building inflationary pressure and the prospects for future interest rate hikes. As a result, small-cap stocks gave back some of their outsized gains in the second quarter.

Q.  WHICH MARKET FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

A. This six-month period proved to be challenging due to a changing tide in consumer sentiment and shifting macroeconomic indicators. The Portfolio's sub-advisors responded to a run on commodity stocks and a 50-basis point increase in long-term interest rates during the first quarter, and signs of an economic slowdown, rising inflationary pressures, rising gas costs, and a cooling of the real estate market during the second quarter.

Q.  HOW DID SECURITY COMPOSITION AFFECT PORTFOLIO PERFORMANCE?

A. On an absolute basis, industrials, energy and information technology were the top contributing sectors while health care detracted the most from absolute performance. The Portfolio's overall overweight relative to the benchmark in the consumer discretionary and financials sectors hurt relative returns while an overweight to information technology and excellent stock selections in the energy sector were positive contributors to relative performance.

    In Eagle Asset Management's ("Eagle"), portion of the Portfolio, specific stocks that enhanced performance included oil field equipment and service providers, FMC Technologies and Dril-Quip, as well as electronic equipment maker Daktronics. Specific stocks that detracted from overall Portfolio performance included automotive parts retailer Advance Auto Parts; radio programmer Westwood One (no longer a Portfolio holding); and Internet software provider Websense (no longer a Portfolio holding).

    In Liberty Ridge Capital's ("Liberty Ridge"), portion of the Portfolio, overall exposure in the consumer cyclical space was a positive contributor to performance despite the headwind of overweighting this underperforming sector. Financial services saw mixed results. First Marblehead, which continues to recover from what the manager believes was an overreaction in the fourth quarter of 2005 to potential client losses, produced strong performance. As the leading provider of outsourced solutions in the private student lending space, First Marblehead appears well positioned in a fast-growing and as yet relatively untapped market. On the other hand, one of the sub-advisor's insurance holdings, PXRE Group (no longer a Portfolio holding), underperformed during the


Small Cap Portfolio
    quarter. Unusually poor underwriting results following the record-setting 2005 hurricane season hurt the company's results and the stock was sold. Finally, performance was also hindered by basic materials names including Abitibi-Consolidated and Bowater, which are suffering from investor sentiment moving away from cyclical names, as well as concerns about weakened demand for newsprint and a strengthening Canadian dollar. Liberty Ridge believes the paper industry, and newsprint in particular, is experiencing significant capacity reductions worldwide, which is beginning to cause price increases throughout the industry. In the firm's view, stock prices do not yet reflect that sector's fundamental improvement.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE SMALL-CAP MARKET?

A. Federal Open Market Committee Chairman, Ben Bernanke, commented in early June that "the anticipated moderation of economic growth seems now to be under way." Driven by productivity gains and growth in the labor force, business investment continues to appear robust. Yet, consumer spending, which represents two thirds of overall spending, has begun to decrease. This should come as no surprise, as low interest rates and the ensuing robust housing market were tremendous drivers of consumer spending over the last few years. As these trends continue to reverse, Eagle believes that consumer spending should remain tepid at best. Given the current environment, Eagle believes that economic growth should more closely mirror productivity growth over the next few years.

    Liberty Ridge continues to identify few stocks that they find attractive in the banking sector because they believe that the flat yield curve, coupled with well above normal credit quality, will make earnings growth in that sector particularly difficult. The sub-advisor finds the reinsurance sector more attractive, as companies in that sector should benefit from higher premiums after Hurricane Katrina. Within the materials sector, the paper industry is experiencing significant capacity reductions worldwide, which are beginning to cause price increases throughout the industry. In Liberty Ridge's view, stock prices do not yet reflect that sector's fundamental improvement.



TOP TEN COMMON STOCK HOLDINGS AS OF JUNE 30, 2006 (UNAUDITED)


--------------------------------------------------------------------------------
Mediacom Communications, Cl A                               1.6%
--------------------------------------------------------------------------------
Sinclair Broadcast Group, Cl A                              1.3%
--------------------------------------------------------------------------------
C.R. Bard                                                   1.3%
--------------------------------------------------------------------------------
Teledyne Technologies                                       1.3%
--------------------------------------------------------------------------------
Amphenol, Cl A                                              1.3%
--------------------------------------------------------------------------------
FMC Technologies                                            1.3%
--------------------------------------------------------------------------------
Blockbuster, Cl A                                           1.2%
--------------------------------------------------------------------------------
Affiliated Managers Group                                   1.2%
--------------------------------------------------------------------------------
First Marblehead                                            1.1%
--------------------------------------------------------------------------------
Netgear                                                     1.1%
--------------------------------------------------------------------------------
As a % of Total Portfolio Investments                      12.7%
--------------------------------------------------------------------------------

Small Cap Portfolio

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2006
-----------------------------------------------------------------------------------------------------------------------------------
                                                                SIX           ONE        ANNUALIZED      ANNUALIZED     ANNUALIZED
                                             INCEPTION         MONTH         YEAR          3 YEAR          5 YEAR        INCEPTION
                                               DATE           RETURN        RETURN         RETURN          RETURN         TO DATE
-----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Portfolio               10/28/97          5.29%         6.89%         14.91%           3.84%         10.15%
Russell 2000(R) Index                        10/28/97          8.21%        14.58%         18.70%           8.50%          7.46%
Lipper Small-Cap Core Funds Average+         10/31/97          6.85%        13.81%         18.57%           9.50%          8.57%
-----------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index and funds average can be found on page 2.

+ Returns represent the average return of the funds that comprised the Lipper
  Small-Cap Core Funds Average as of the beginning of the applicable return period.



VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED--PLOT POINTS ARE AS FOLLOWS:]

               Old Mutual Small      Russell 2000(R)       Lipper Small-Cap
                 Cap Portfolio            Index           Core Funds Average
10/28/97            $10000               $10000                 $10000
12/31/97             10427                10109                   9999
12/31/98             11568                 9851                   9583
12/31/99             13411                11945                  11672
12/31/2000           18256                11585                  12998
12/31/2001           19365                11873                  13900
12/31/2002           13340                 9442                  11550
12/31/2003           18547                13903                  16613
12/31/2004           21548                16451                  19680
12/31/2005           21867                17200                  20973
6/30/2006            23023                18612                  22410

Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of October 28, 1997 to an investment made in an unmanaged securities index on that date and a mutual fund average composite. The chart assumes $10,000 invested in the Lipper Small Cap Core Funds Average at October 31, 1997. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.


SECTOR WEIGHTINGS AS OF JUNE 30, 2006 -- % of Total Portfolio Investments
--------------------------------------------------------------------------------

[PIE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

Consumer Discretionary           16%
Consumer Staples                  1%
Energy                            7%
Financials                       16%
Healthcare                       12%
Industrials                      14%
Information Technology           20%
Materials                         9%
Repurchase Agreement              1%
Telecom                           4%

STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.0%
AEROSPACE/DEFENSE -- 1.3%
Teledyne Technologies*                40,805   $     1,337
                                               -----------
Total Aerospace/Defense                              1,337
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 1.0%
Alliant Techsystems*                   9,590           732
BE Aerospace*                         14,175           324
                                               -----------
Total Aerospace/Defense-Equipment                    1,056
--------------------------------------------------------------------------------
AGRICULTURAL OPERATIONS -- 1.6%
Delta & Pine Land                     34,765         1,022
Tejon Ranch*                          14,400           593
                                               -----------
Total Agricultural Operations                        1,615
--------------------------------------------------------------------------------
AIRLINES -- 0.4%
Republic Airways Holdings*            22,700           386
                                               -----------
Total Airlines                                         386
--------------------------------------------------------------------------------
APPAREL MANUFACTURERS -- 0.8%
Carter's*                             12,975           343
Maidenform Brands*                    34,800           429
                                               -----------
Total Apparel Manufacturers                            772
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE -- 1.1%
American Reprographics*               15,340           556
Progress Software*                    22,875           536
                                               -----------
Total Applications Software                          1,092
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 0.9%
Harman International                  11,110           948
                                               -----------
Total Audio/Video Products                             948
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 0.2%
i2 Technologies*                      18,200           231
                                               -----------
Total B2B/E-Commerce                                   231
--------------------------------------------------------------------------------
BATTERIES/BATTERY SYSTEMS -- 0.5%
Greatbatch*                           20,175           476
                                               -----------
Total Batteries/Battery Systems                        476
--------------------------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- 0.8%
Nexstar Broadcasting Group, Cl A*    168,749           810
                                               -----------
Total Broadcast Services/Programming                   810
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION-MISCELLANEOUS-- 0.3%
Insituform Technologies, Cl A*        11,350           260
                                               -----------
Total Building & Construction-Miscellaneous            260
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
BUILDING PRODUCTS-CEMENT/AGGREGATE-- 0.5%
Florida Rock Industries               10,740   $       533
                                               -----------
Total Building Products-Cement/Aggregate               533
--------------------------------------------------------------------------------
BUILDING PRODUCTS-DOORS & WINDOWS-- 0.2%
Apogee Enterprises                    16,565           243
                                               -----------
Total Building Products-Doors & Windows                243
--------------------------------------------------------------------------------
BUILDING-HEAVY CONSTRUCTION -- 0.2%
Washington Group International*        4,485           239
                                               -----------
Total Building-Heavy Construction                      239
--------------------------------------------------------------------------------
BUILDING-MOBILE HOME/MANUFACTURED HOUSING-- 0.3%
Williams Scotsman International*      11,600           253
                                               -----------
Total Building-Mobile Home/
   Manufactured Housing                                253
--------------------------------------------------------------------------------
CABLE TV -- 2.3%
Mediacom Communications, Cl A*       260,417         1,622
Rogers Communications, Cl B           17,565           710
                                               -----------
Total Cable TV                                       2,332
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.5%
NII Holdings*                          9,900           558
                                               -----------
Total Cellular Telecommunications                      558
--------------------------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 0.3%
Olin                                  15,480           278
                                               -----------
Total Chemicals-Diversified                            278
--------------------------------------------------------------------------------
CHEMICALS-PLASTICS -- 0.3%
PolyOne*                              32,200           283
                                               -----------
Total Chemicals-Plastics                               283
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.8%
Hercules*                             20,600           315
MacDermid                             18,445           531
                                               -----------
Total Chemicals-Specialty                              846
--------------------------------------------------------------------------------
CIRCUIT BOARDS -- 0.5%
Park Electrochemical                  20,400           525
                                               -----------
Total Circuit Boards                                   525
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 0.4%
SVB Financial Group*                   9,200           418
                                               -----------
Total Commercial Banks-Western US                      418
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                  Market
Description                           Shares    Value (000)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 2.6%
Euronet Worldwide*                    10,300   $       395
Jackson Hewitt Tax Service            35,925         1,126
Wright Express*                       38,100         1,095
                                               -----------
Total Commercial Services-Finance                    2,616
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.8%
Ansys*                                17,120           819
                                               -----------
Total Computer Aided Design                            819
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.3%
Ceridian*                             19,985           488
Perot Systems, Cl A*                  58,120           842
                                               -----------
Total Computer Services                              1,330
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 0.9%
Blackbaud                             40,610           922
                                               -----------
Total Computer Software                                922
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.1%
Kronos*                                7,390           267
Micros Systems*                        6,655           291
Netscout Systems*                     65,000           580
                                               -----------
Total Computers-Integrated Systems                   1,138
--------------------------------------------------------------------------------
CONSUMER PRODUCTS-MISCELLANEOUS-- 0.5%
Scotts Miracle-Gro, Cl A              12,215           517
                                               -----------
Total Consumer Products-Miscellaneous                  517
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.2%
Dun & Bradstreet*                     10,885           759
MoneyGram International                7,400           251
Schawk                                15,160           265
                                               -----------
Total Data Processing/Management                     1,275
--------------------------------------------------------------------------------
DIAGNOSTIC EQUIPMENT -- 0.2%
Cytyc*                                 8,545           217
                                               -----------
Total Diagnostic Equipment                             217
--------------------------------------------------------------------------------
DIAGNOSTIC KITS -- 1.4%
Dade Behring Holdings                 19,970           832
Meridian Bioscience                   25,860           645
                                               -----------
Total Diagnostic Kits                                1,477
--------------------------------------------------------------------------------
DIRECT MARKETING -- 0.9%
Catalina Marketing                    12,400           353
Harte-Hanks                           22,210           569
                                               -----------
Total Direct Marketing                                 922
--------------------------------------------------------------------------------
DISPOSABLE MEDICAL PRODUCTS -- 1.3%
C.R. Bard                             18,350         1,344
                                               -----------
Total Disposable Medical Products                    1,344
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.4%
CDW                                    8,010   $       438
                                               -----------
Total Distribution/Wholesale                           438
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 1.9%
Actuant                               13,025           651
Brink's                                9,365           528
ESCO Technologies*                    15,280           817
                                               -----------
Total Diversified Manufacturing Operations           1,996
--------------------------------------------------------------------------------
DRUG DELIVERY SYSTEMS -- 0.2%
Conor Medsystems*                      7,890           218
                                               -----------
Total Drug Delivery Systems                            218
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.6%
Keynote Systems*                      57,400           592
                                               -----------
Total E-Services/Consulting                            592
--------------------------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS-- 0.5%
Ametek                                10,880           515
                                               -----------
Total Electric Products-Miscellaneous                  515
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.9%
Daktronics                            14,470           418
International DisplayWorks*          100,500           522
                                               -----------
Total Electronic Components-Miscellaneous              940
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 0.7%
MIPS Technologies*                    48,300           293
Skyworks Solutions*                   68,700           379
                                               -----------
Total Electronic Components-
   Semiconductors                                      672
--------------------------------------------------------------------------------
ELECTRONIC CONNECTORS -- 1.3%
Amphenol, Cl A                        23,470         1,313
                                               -----------
Total Electronic Connectors                          1,313
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.6%
Synplicity*                          101,900           598
                                               -----------
Total Electronic Design Automation                     598
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS-- 0.8%
Molecular Devices*                     9,200           281
Orbotech*                             23,800           546
                                               -----------
Total Electronic Measuring Instruments                 827
--------------------------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 0.4%
Shaw Group*                           14,355           399
                                               -----------
Total Engineering/R&D Services                         399
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.7%
Lawson Software*                     101,500   $       680
                                               -----------
Total Enterprise Software/Services                     680
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 1.7%
Encore Capital Group*                 23,600           290
First Marblehead                      20,450         1,164
Portfolio Recovery Associates*         5,300           242
                                               -----------
Total Finance-Consumer Loans                         1,696
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 1.0%
Asset Acceptance Capital*             30,705           608
International Securities Exchange*     6,475           247
MarketAxess Holdings*                 10,669           117
                                               -----------
Total Finance-Other Services                           972
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 0.8%
AMBAC Financial Group                  7,120           577
Primus Guaranty*                      25,205           280
                                               -----------
Total Financial Guarantee Insurance                    857
--------------------------------------------------------------------------------
FOOD-DAIRY PRODUCTS -- 0.7%
Dean Foods*                           19,880           739
                                               -----------
Total Food-Dairy Products                              739
--------------------------------------------------------------------------------
GAMBLING (NON-HOTEL) -- 0.2%
Isle of Capri Casinos*                 7,300           187
                                               -----------
Total Gambling (Non-Hotel)                             187
--------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.5%
Tempur-Pedic International*           37,800           511
                                               -----------
Total Home Furnishings                                 511
--------------------------------------------------------------------------------
HOSPITAL BEDS/EQUIPMENT -- 0.4%
Kinetic Concepts*                      8,500           375
                                               -----------
Total Hospital Beds/Equipment                          375
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 0.6%
Jameson Inns*                        204,921           598
                                               -----------
Total Hotels & Motels                                  598
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.5%
Manpower                               7,820           505
Medical Staffing Network Holdings*     3,229            16
                                               -----------
Total Human Resources                                  521
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT-- 0.3%
Symbol Technologies                   32,500           351
                                               -----------
Total Identification Systems/Development               351
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
INDUSTRIAL AUDIO & VIDEO PRODUCTS-- 0.5%
Dolby Laboratories, Cl A*             23,445   $       546
                                               -----------
Total Industrial Audio & Video Products                546
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOT -- 0.7%
Cognex                                27,960           728
                                               -----------
Total Industrial Automation/Robot                      728
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT-- 0.5%
Avocent*                              20,250           532
                                               -----------
Total Internet Infrastructure Equipment                532
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.7%
Checkfree*                            10,515           521
Ipass*                                38,200           214
                                               -----------
Total Internet Security                                735
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 1.8%
Affiliated Managers Group*            13,955         1,212
AllianceBernstein                      9,780           598
                                               -----------
Total Investment Management/
   Advisory Services                                 1,810
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.4%
AmerUs Group                           8,700           509
KMG America*                          47,455           421
Stancorp Financial Group              10,480           534
                                               -----------
Total Life/Health Insurance                          1,464
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 2.0%
Cambridge Heart*                     305,000           674
DJO*                                  16,625           613
Edwards Lifesciences*                 17,395           790
                                               -----------
Total Medical Instruments                            2,077
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 2.6%
Applera Corp - Celera Genomics Group* 20,200           262
Barrier Therapeutics*                116,657           763
Cambrex                               26,300           548
Digene*                                7,655           296
Enzon Pharmaceuticals*                34,050           257
Qiagen*                               38,810           532
                                               -----------
Total Medical-Biomedical/Genetic                     2,658
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 0.8%
Angiotech Pharmaceuticals*            49,050           576
Aspreva Pharmaceuticals*               9,300           253
                                               -----------
Total Medical-Drugs                                    829
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                  Market
Description                           Shares    Value (000)
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.7%
Perrigo                               45,205   $       728
                                               -----------
Total Medical-Generic Drugs                            728
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL-- 0.8%
Lincare Holdings*                     22,635           856
                                               -----------
Total Medical-Outpatient/Home Medical                  856
--------------------------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 0.5%
Precision Castparts                    8,650           517
                                               -----------
Total Metal Processors & Fabricators                   517
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.6%
Assurant                              12,740           617
                                               -----------
Total Multi-Line Insurance                             617
--------------------------------------------------------------------------------
MULTIMEDIA -- 1.1%
Entravision Communications, Cl A*     60,455           518
Gemstar-TV Guide International*      177,438           625
                                               -----------
Total Multimedia                                     1,143
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.5%
Foundry Networks*                     34,250           365
Netgear*                              53,000         1,148
                                               -----------
Total Networking Products                            1,513
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 1.3%
Waste Connections*                    12,885           469
WCA Waste*                            98,200           810
                                               -----------
Total Non-Hazardous Waste Disposal                   1,279
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 1.2%
Forest Oil*                           15,650           519
Mariner Energy*                       12,671           233
Stone Energy*                         10,510           489
                                               -----------
Total Oil Companies-Exploration &
   Production                                        1,241
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT-- 2.8%
Dresser-Rand*                         14,535           341
Dril-Quip*                             9,980           823
FMC Technologies*                     19,155         1,292
NATCO Group*                           9,555           384
                                               -----------
Total Oil Field Machinery & Equipment                2,840
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 2.1%
Core Laboratories*                     5,688           347
Helix Energy Solutions*               10,240           413
Superior Energy Services*             17,670           599
Trico Marine Services*                 5,900           201
W-H Energy Services*                  12,350           628
                                               -----------
Total Oil-Field Services                             2,188
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                  Market
Description                          Shares     Value (000)
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 3.1%
Abitibi-Consolidated                 199,300   $       546
Bowater                               31,650           720
Caraustar Industries*                110,731           997
Domtar                                41,000           253
Neenah Paper                          21,615           658
                                               -----------
Total Paper & Related Products                       3,174
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS-- 0.4%
RehabCare Group*                      22,250           387
                                               -----------
Total Physical Therapy/
   Rehabilitation Centers                              387
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 2.2%
Arch Capital Group*                   18,975         1,128
CNA Surety*                           39,335           680
Philadelphia Consolidated Holding*     8,830           268
RLI                                    2,985           144
                                               -----------
Total Property/Casualty Insurance                    2,220
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 1.9%
John Wiley & Sons, Cl A               27,760           922
Scholastic*                           40,180         1,043
                                               -----------
Total Publishing-Books                               1,965
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 0.4%
Playboy Enterprises, Cl B*            40,400           403
                                               -----------
Total Publishing-Periodicals                           403
--------------------------------------------------------------------------------
RADIO -- 1.3%
Radio One, Cl A*                      36,800           276
Radio One, Cl D*                      76,100           563
Spanish Broadcasting System, Cl A*    95,055           486
                                               -----------
Total Radio                                          1,325
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES-- 0.2%
Trammell Crow*                         6,250           220
                                               -----------
Total Real Estate Management/Services                  220
--------------------------------------------------------------------------------
REINSURANCE -- 2.7%
Aspen Insurance Holdings              38,900           906
Endurance Specialty Holdings          23,350           747
Montpelier Re Holdings                43,300           749
Platinum Underwriters Holdings        14,500           406
                                               -----------
Total Reinsurance                                    2,808
--------------------------------------------------------------------------------
REITS-HOTELS -- 1.1%
Ashford Hospitality Trust             58,500           738
DiamondRock Hospitality               25,650           380
                                               -----------
Total REITs-Hotels                                   1,118
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Market
Description                           Shares    Value (000)
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 1.2%
Gramercy Capital                      10,065   $       261
HomeBanc                              57,150           454
KKR Financial                         24,580           511
                                               -----------
Total REITs-Mortgage                                 1,226
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.8%
American Financial Realty Trust       79,200           767
                                               -----------
Total REITs-Office Property                            767
--------------------------------------------------------------------------------
RESORTS/THEME PARKS -- 1.1%
Vail Resorts*                         29,865         1,108
                                               -----------
Total Resorts/Theme Parks                            1,108
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.4%
Footstar*                             86,500           449
                                               -----------
Total Retail-Apparel/Shoe                              449
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 0.4%
Advance Auto Parts                    13,485           390
                                               -----------
Total Retail-Auto Parts                                390
--------------------------------------------------------------------------------
RETAIL-JEWELRY -- 0.4%
Tiffany                               13,525           447
                                               -----------
Total Retail-Jewelry                                   447
--------------------------------------------------------------------------------
RETAIL-PROPANE DISTRIBUTORS -- 0.5%
Star Gas Partners                    208,500           559
                                               -----------
Total Retail-Propane Distributors                      559
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.6%
Morton's Restaurant*                  39,200           600
                                               -----------
Total Retail-Restaurants                               600
--------------------------------------------------------------------------------
RETAIL-VIDEO RENTAL -- 1.2%
Blockbuster, Cl A                    245,700         1,224
                                               -----------
Total Retail-Video Rental                            1,224
--------------------------------------------------------------------------------
SATELLITE TELECOM -- 0.6%
Loral Space & Communications*         21,650           614
                                               -----------
Total Satellite Telecom                                614
--------------------------------------------------------------------------------
SCHOOLS-DAY CARE -- 0.2%
Bright Horizons Family Solutions*      4,900           185
                                               -----------
Total Schools-Day Care                                 185
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.6%
Cabot Microelectronics*               19,730           598
Credence Systems*                     22,800            80
Entegris*                             43,860           418
Varian Semiconductor
   Equipment Associates*              17,152           559
                                               -----------
Total Semiconductor Equipment                        1,655
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                  Market
Description                           Shares    Value (000)
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 0.3%
Borland Software*                     49,600   $       262
                                               -----------
Total Software Tools                                   262
--------------------------------------------------------------------------------
STEEL-PRODUCERS -- 0.5%
Carpenter Technology                   4,565           527
                                               -----------
Total Steel-Producers                                  527
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.3%
CommScope*                             9,125           287
                                               -----------
Total Telecommunications Equipment                     287
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 1.7%
Iowa Telecommunications Services*     26,300           497
NeuStar, Cl A*                        17,530           592
Time Warner Telecom, Cl A*            46,215           686
                                               -----------
Total Telecommunications Services                    1,775
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 1.0%
IDT, Cl B*                            30,700           424
Valor Communications Group            55,225           632
                                               -----------
Total Telephone-Integrated                           1,056
--------------------------------------------------------------------------------
TELEVISION -- 1.3%
Sinclair Broadcast Group, Cl A       157,050         1,344
                                               -----------
Total Television                                     1,344
--------------------------------------------------------------------------------
TRANSPORT-EQUIPMENT & LEASING -- 1.6%
GATX                                  21,900           931
Greenbrier                            21,300           697
                                               -----------
Total Transport-Equipment & Leasing                  1,628
--------------------------------------------------------------------------------
TRANSPORT-TRUCK -- 1.5%
Forward Air                           17,205           700
JB Hunt Transport Services            34,555           861
                                               -----------
Total Transport-Truck                                1,561
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 0.4%
Ambassadors Group                     15,470           447
                                               -----------
Total Travel Services                                  447
--------------------------------------------------------------------------------
WIRE & CABLE PRODUCTS -- 0.4%
General Cable*                        12,500           437
                                               -----------
Total Wire & Cable Products                            437
                                               -----------
TOTAL COMMON STOCK (COST $96,732)                  100,532
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 0.7%
INDEX FUND-SMALL CAP -- 0.7%
iShares Russell 2000 Index Fund        9,450           680
                                               -----------
TOTAL INVESTMENT COMPANY (COST $622)                   680
--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO -- concluded
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                       Face         Market
Description                        Amount (000)  Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.7%
Morgan Stanley 5.050%, dated
   06/30/06, to be repurchased
   on 07/03/06, repurchase
   price $764,410 (collateralized
   by a U.S. Government obligation,
   par value $1,085,000, 0.000%,
   08/08/12, total market
   value $782,068)(A)                 $  764   $       764
                                               -----------
TOTAL REPURCHASE AGREEMENT (COST $764)                 764
--------------------------------------------------------------------------------
TOTAL INVESTMENTS-- 99.4% (COST $98,118)           101,976
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.6%
Receivable for investment securities sold            1,091
Payable for investment securities purchased           (460)
Payable for management fees                            (67)
Other assets and liabilities, net                       20
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES                     584
--------------------------------------------------------------------------------
NET ASSETS-- 100.0%                            $   102,560
--------------------------------------------------------------------------------

NET ASSETS:
Paid-in-capital ($0.001 par value)
   based on 4,723,168 outstanding
   shares of beneficial interest               $    89,779
Accumulated net investment loss                        (75)
Undistributed net realized gain
   on investments                                    8,998
Net unrealized appreciation on investments           3,858
                                               -----------
NET ASSETS                                     $   102,560
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                 $21.71
--------------------------------------------------------------------------------

* Non-income producing security.
(A) -- Tri-party repurchase agreement
B2B -- Business to Business
Cl -- Class
R&D -- Research and Development
REITs -- Real Estate Investment Trusts
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)
------------------------------------------------------------------
                                                 OLD MUTUAL
                                             SMALL CAP PORTFOLIO
------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                   $    418
     Interest                                          66
     Less: Foreign Taxes Withheld                      (1)
------------------------------------------------------------------
       TOTAL INVESTMENT INCOME                        483
------------------------------------------------------------------
EXPENSES:
     Management Fees                                  602
     Trustees' Fees                                    16
     Professional Fees                                 25
     Printing Fees                                     23
     Custodian Fees                                    17
     Transfer Agent Fees                               16
     Other Fees                                         8
------------------------------------------------------------------
       TOTAL EXPENSES                                 707
------------------------------------------------------------------
LESS:
     Waiver of Management Fees                       (149)
------------------------------------------------------------------
       NET EXPENSES                                   558
------------------------------------------------------------------
     NET INVESTMENT LOSS                              (75)
------------------------------------------------------------------
     Net Realized Gain from
       Security Transactions                       10,232
     Net Change in Unrealized
       Depreciation on Investments                 (4,165)
------------------------------------------------------------------
     NET REALIZED AND UNREALIZED
       GAIN ON INVESTMENTS                          6,067
------------------------------------------------------------------
     INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS                  $ 5,992
==================================================================

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 2005, RESPECTIVELY


-------------------------------------------------------------------------------------------------------------------
                                                                                           OLD MUTUAL
                                                                                       SMALL CAP PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                                               1/1/06 to
                                                                                6/30/06                   1/1/05 to
                                                                              (Unaudited)                 12/31/05
-------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Loss                                                         $    (75)                 $   (247)
   Net Realized Gain from Security Transactions                                  10,232                    16,721
   Net Change in Unrealized Depreciation on Investments                          (4,165)                  (15,275)
-------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations                           5,992                     1,199
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued                                                                    102                       489
   Shares Redeemed                                                              (18,912)                  (41,151)
-------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets Derived from Capital Share Transactions               (18,810)                  (40,662)
-------------------------------------------------------------------------------------------------------------------
   Total Decrease in Net Assets                                                 (12,818)                  (39,463)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                                          115,378                   154,841
-------------------------------------------------------------------------------------------------------------------
   End of Period                                                               $102,560                  $115,378
===================================================================================================================
Accumulated Net Investment Loss                                                $    (75)                 $     --
===================================================================================================================
SHARES ISSUED AND REDEEMED:
   Shares Issued                                                                      5                        25
   Shares Redeemed                                                                 (876)                   (2,050)
-------------------------------------------------------------------------------------------------------------------
   Net Decrease in Shares Outstanding                                              (871)                   (2,025)
===================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED) AND THE YEARS ENDED DECEMBER 31



                                                           Net
                  Net                                 Realized and
                 Asset                                 Unrealized                               Dividends         Distributions
                Value,                 Net                Gains               Total             from Net              from
               Beginning           Investment           (Losses)               From            Investment            Capital
               of Period              Loss            on Securities         Operations           Income               Gains
---------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL SMALL CAP PORTFOLIO
  2006*         $20.62              $(0.01) 1             $1.10                $1.09             $  --               $  --
  2005           20.32               (0.04) 1              0.34                 0.30                --                  --
  2004           17.49               (0.13) 1              2.96                 2.83                --                  --
  2003           12.58               (0.07) 1              4.98                 4.91                --                  --
  2002           18.57               (0.10)               (5.66)               (5.76)               --               (0.23)
  2001           17.91               (0.03)                1.04                 1.01             (0.02)              (0.33)
---------------------------------------------------------------------------------------------------------------------------------






                                             Net                                     Net                  Ratio
                      Total             Asset Value,                             Assets, End           of Expenses
                  Dividends and              End               Total              of Period            to Average
                  Distributions           of Period            Return               (000)              Net Assets
------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL SMALL CAP PORTFOLIO
  2006*               $  --                $21.71              5.29%+             $102,560                1.02%**
  2005                   --                 20.62              1.48%               115,378                1.20%
  2004                   --                 20.32             16.18%               154,841                1.20%
  2003                   --                 17.49             39.03%               219,398                1.20%
  2002                (0.23)                12.58            (31.11)%              244,139                1.20%
  2001                (0.35)                18.57              6.07%               435,051                1.20%
------------------------------------------------------------------------------------------------------------------------


                                          Ratio
                                       of Expenses
                                       to Average
                  Ratio of Net         Net Assets
                   Investment          (Excluding
                      Loss               Waivers             Portfolio
                   to Average          and Expense            Turnover
                   Net Assets          Reduction)               Rate
-----------------------------------------------------------------------
OLD MUTUAL SMALL CAP PORTFOLIO
  2006*              (0.14)%**            1.29%**              114.69%+
  2005               (0.18)%              1.28%                 58.30%
  2004               (0.77)%              1.25%                 80.68%
  2003               (0.48)%*             1.24%                125.35%
  2002               (0.52)%              1.22%                158.64%
  2001               (0.19)%              1.20%                125.30%
-----------------------------------------------------------------------

*  For the six-month period ended June 30, 2006.
** Annualized.
+  Total return and portfolio turnover have not been annualized.
1 Per share calculations were performed using the average shares for the period.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (UNAUDITED)


1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Small Cap Portfolio (the "Small Cap Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. Prior to November 2005, the Trust was known as PBHG Insurance Series Fund and the Small Cap Portfolio was known as the Liberty Ridge Small Cap Portfolio. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Small Cap Portfolio and seven other funds: the Old Mutual Growth II Portfolio (the "Growth II Portfolio"), the Old Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Old Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Old Mutual Select Value Portfolio (the "Select Value Portfolio"), the Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth Portfolio") and the Old Mutual Columbus Circle Technology and Communications Portfolio (the "Technology and Communications Portfolio"), (each a "Portfolio" and collectively, the "Portfolios").

Each Portfolio of the Trust is classified as a diversified management investment company, with the exception of the Large Cap Growth Concentrated Portfolio and the Technology and Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements for the Small Cap Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2006, 91% of the outstanding shares of the Small Cap Portfolio were held by the separate accounts of one participating insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Small Cap Portfolio in the preparation of its financial statements.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets during the reporting period. Actual results could differ from these estimates.

SECURITY VALUATION -- Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Trust uses prices reported by pricing services to calculate the market value of securities in the Portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Portfolio's Fair Value Procedures are implemented through a Fair Value Committee designated by the Board. The valuation is assigned to Fair Valued Securities for purposes of calculating a Portfolio's net asset value ("NAV"). Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

SECURITY TRANSACTIONS AND DIVIDEND & INTEREST INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income for a Portfolio are declared annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Dividends paid from the Portfolio from net investment income and distributions from net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

FOREIGN WITHHOLDING TAXES -- A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- Per the terms of an informal agreement with U.S. Bank, N.A. ("U.S. Bank") (formerly Wachovia Bank, N.A.), the custodian of the Trust, if a Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with U.S.Bank on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with U.S.Bank on the following day.

FOREIGN CURRENCY CONVERSION-- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

FUTURES CONTRACTS -- A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Small Cap Portfolio had no outstanding futures contracts as of June 30, 2006.

OPTIONS -- A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Small Cap Portfolio had no outstanding options contracts as of June 30, 2006.

COMMISSION RECAPTURE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolios. Commission Recapture arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the Small Cap Portfolio received $86 during the six-month period ended June 30, 2006.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the six-month period ended June 30, 2006, no interest was earned under this arrangement.

AS OF JUNE 30, 2006 (UNAUDITED)


3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND
   OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

INVESTMENT ADVISOR -- Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as investment advisor to each Portfolio, replacing Liberty Ridge Capital ("Liberty Ridge"), the Trusts' previous advisor. Old Mutual Capital is an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Old Mutual Capital was appointed on an interim basis pursuant to an interim advisory agreement ("Interim Agreement") pending shareholder approval of a new management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Under the terms of the Interim Agreement, Old Mutual Capital was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services, as described in the "Administrator" section below. In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate as shown below. The Management Fee paid to Old Mutual Capital under the terms of the Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio. The rates have been in effect since January 1, 2006.



                                                              MANAGEMENT FEE BREAKPOINT ASSET THRESHOLDS
---------------------------------------------------------------------------------------------------------------------------------
                                              $0 TO             $300 MILLION              $500 MILLION              $750 MILLION
                                             LESS THAN           TO LESS THAN             TO LESS THAN              TO LESS THAN
                                           $300 MILLION          $500 MILLION             $750 MILLION              $1.0 BILLION
---------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Portfolio                 1.10%                 1.05%                    1.00%                     0.95%



                                                    MANAGEMENT FEE BREAKPOINT ASSET THRESHOLDS
----------------------------------------------------------------------------------------------------------
                                             $1.0 BILLION             $1.5 BILLION
                                             TO LESS THAN             TO LESS THAN           $2.0 BILLION
                                             $1.5 BILLION             $2.0 BILLION            OR GREATER
----------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Portfolio                   0.90%                    0.85%                  0.80%


ADMINISTRATOR -- Effective January 1, 2006, Old Mutual Capital replaced Old Mutual Fund Services as administrator to the Trust and the Portfolios. Under the terms of the Management Agreement, Old Mutual Capital receives the Management Fees listed above for providing both advisory and administrative services. The fee that Old Mutual Capital receives for providing these services is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

EXPENSE LIMITATION AGREEMENT -- In the interest of limiting expenses of the Small Cap Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), through December 31, 2008, with respect to the Small Cap Portfolio, pursuant to which the Advisor has contractually agreed to waive or limit its fees and to assume other expenses of the Small Cap Portfolio to the extent necessary to limit the total annual expenses to no more than 1.02% of the Small Cap Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Small Cap Portfolio's business.

REIMBURSEMENT OF MANAGEMENT FEES WAIVED -- The Advisor may seek reimbursement for Management Fees waived or reimbursed and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived. Reimbursement by the Small Cap Portfolio of the Management Fees waived or reimbursed and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Small Cap Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Small Cap Portfolio to exceed 1.02%. Consequently, no reimbursement by the Small Cap Portfolio will be made unless:
(i) the Small Cap Portfolio's assets exceed $75 million; (ii) the Small Cap Portfolio's total annual expense ratio is less than 1.02%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses previously paid by Liberty Ridge as the previous investment advisor.

At June 30, 2006, pursuant to the above, the amount of previously waived and reimbursed fees for the Small Cap Portfolio for which the Advisor may seek reimbursement was $149,445.

SUB-ADVISORY AGREEMENTS -- Effective January 1, 2006, the Trust, on behalf of the Small Cap Portfolio, and the Advisor entered into interim sub-advisory agreements with Liberty Ridge and Eagle Asset Management, Inc. to provide co-sub-advisory services to the Small Cap Portfolio on an interim basis pending shareholder approval of final sub-advisory agreements ("Sub-Advisory Agreements"), which was received on April 19, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, each sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Small Cap Portfolio managed net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fee for each sub-advisor is calculated as follows:


                                              $0 TO             $300 MILLION              $500 MILLION              $750 MILLION
                                             LESS THAN           TO LESS THAN             TO LESS THAN              TO LESS THAN
                                           $300 MILLION          $500 MILLION             $750 MILLION              $1.0 BILLION
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Portfolio                 0.75%                 0.70%                    0.65%                     0.60%




                                                $1.0 BILLION             $1.5 BILLION
                                                TO LESS THAN             TO LESS THAN           $2.0 BILLION
                                                $1.5 BILLION             $2.0 BILLION            OR GREATER
--------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Portfolio                      0.55%                    0.50%                  0.45%


SUB-ADMINISTRATOR -- SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in providing administrative services to the Trust. Pursuant to an amended and restated administration agreement between Old Mutual Capital and the Sub-Administrator, the Sub-Administrator will be paid a portion of Old Mutual Capital's fees based on the resulting higher value from the following calculations (A) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds, and Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.

The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party.

DISTRIBUTOR -- The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH. The Distributor receives no compensation for serving in such capacity.

TRANSFER AGENT -- DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interest in the Trust.

CUSTODIAN-- U.S. Bank serves as the custodian for the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and the Distributor, received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Small Cap Portfolio for the six-month period ended June 30, 2006, amounted to $123,029,889 and $134,651,637, respectively.

5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

It is the Small Cap Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2005, primarily attributable to certain net operating losses, which for tax purposes, are not available to offset future income and REIT dividends, which for tax purposes, are treated differently, were reclassified to/from the following accounts (000):


                               INCREASE
          DECREASE         UNDISTRIBUTED NET             DECREASE
       PAID-IN-CAPITAL     INVESTMENT INCOME       REALIZED GAIN (LOSS)
-----------------------------------------------------------------------
           $(217)                $247                      $(30)
-----------------------------------------------------------------------



These reclassifications had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2005 and December 31, 2004, respectively.

NOTES TO FINANCIAL STATEMENTS -- concluded
AS OF JUNE 30, 2006 (UNAUDITED)


As of December 31, 2005, the components of distributable earnings were as follows (000):

CAPITAL LOSS CARRYFORWARDS EXPIRING:
----------------------------------------------
  December 2010                      $(1,030)
  Unrealized appreciation              7,819
----------------------------------------------
                                     $ 6,789
----------------------------------------------


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. During the year ended December 31, 2005, the Small Cap Portfolio utilized $15,799 (000) of capital loss carryforwards to offset net realized capital gains.

The federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Small Cap Portfolio for federal income tax purposes at June 30, 2006 were as follows (000):


                                                                  NET
  FEDERAL          UNREALIZED            UNREALIZED           UNREALIZED
 TAX COST         APPRECIATION          DEPRECIATION         APPRECIATION
---------------------------------------------------------------------------
  $98,118            $10,353              $(6,495)              $3,858



6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Small Cap Portfolio are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Small Cap Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisors may misgauge that worth.

SMALL AND MID-SIZE COMPANY RISK. The Small Cap Portfolio invests in small and mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Small Cap Portfolio could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Small Cap Portfolio may overweight specific industries within certain sectors, which may cause the Small Cap Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Small Cap Portfolio's performance may be impacted by general economic conditions, worldwide scientific and technological developments, product cycles, competition, and government regulation.

7. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of each of Old Mutual Advisor Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Fund"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission in August 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended June 30, 2006.

8. LITIGATION WITH RESPECT TO FORMER INVESTMENT ADVISOR
--------------------------------------------------------------------------------

In June 2004, the Trust's former investment advisor, Liberty Ridge, reached settlement agreements with respect to market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") related to activity in PBHG Funds (now known as the Old Mutual Advisor Funds II), an investment company in the same mutual fund complex having the same Board of Trustees as the Trust. Under the NYAG settlement, if certain terms and undertakings in that settlement are not met, the NYAG settlement stipulates that Liberty Ridge (formerly known as Pilgrim Baxter & Associates, Ltd. ("PBA")) shall promptly terminate its management of any Portfolio. In this event, the Board of Trustees would be required to seek new investment management of the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including a class action suit ("Class Action Suit") and a separate derivative suit ("Derivative Suit") (together, the "Civil Litigation"), have been filed against Liberty Ridge, PBHG Funds, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action.

The Civil Litigation is primarily based upon allegations that the defendants engaged in, or facilitated market timing in the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including, but not limited to: (i) violations of various provisions of the federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees on the Board, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On September 2, 2005, PBA was served with a cease and desist order by the West Virginia state auditor (the "WVAG Litigation). The Trust was not named as a defendant in these proceedings. The state auditor alleges that PBA, and others, violated the West Virginia Uniform Securities Act, West Virginia Codes sections 32-1-101 et seq., by, among other things, failing to disclose the alleged market timing activities to their shareholders. The state auditor seeks an order directing PBA to (i) cease and desist from further violations of the Securities Act of 1933; (ii) disgorge all fees received from the illegal conduct; (iii) pay all administrative and investigatory costs and attorney fees; and (iv) pay an administrative assessment in the amount determined by the auditor. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies (such actions, together with the Civil Litigation and the WVAG Litigation, the "Litigation").

At this stage of the Litigation, it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. In addition, if Liberty Ridge is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940. Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge, including Old Mutual Capital, from serving as an investment advisor to any registered investment company, including the Trust. The Trust has been informed that if these results occur, exemptive relief from the SEC will be sought to permit Liberty Ridge and any affiliated entity to serve as an advisor or sub-advisor to the Trust. There is no assurance that such exemptive relief will be granted.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)


SIX-MONTH HYPOTHETICAL EXPENSE EXAMPLE -- JUNE 30, 2006 (UNAUDITED)


EXAMPLE. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Small Cap Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six month period ended June 30, 2006.

ACTUAL EXPENSES. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Small Cap Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Small Cap Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Small Cap Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Small Cap Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.


                                                                                               ANNUALIZED               EXPENSES
                                                  BEGINNING               ENDING                 EXPENSE                  PAID
                                                   ACCOUNT               ACCOUNT                 RATIOS                  DURING
                                                    VALUE                 VALUE               FOR THE SIX-             SIX-MONTH
                                                    1/1/06               6/30/06              MONTH PERIOD              PERIOD*
--------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Portfolio
--------------------------------------------------------------------------------------------------------------------------------
  Actual Portfolio Return                         $1,000.00              $1,052.90                 1.02%                 $5.19
  Hypothetical 5% Return                           1,000.00               1,019.74                 1.02                   5.11
--------------------------------------------------------------------------------------------------------------------------------


* Expenses are equal to the Small Cap Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[LOGO OMITTED] OLD MUTUAL INSURANCE SERIES FUND


Old Mutual Small Cap Growth Portfolio



SEMI-ANNUAL REPORT        June 30, 2006

[GRAPHIC ART OMITTED]

[BLANK PAGE]

TABLE OF CONTENTS

ABOUT THIS REPORT                                                              2

MESSAGE TO SHAREHOLDERS                                                        3

MANAGEMENT OVERVIEW                                                            4

STATEMENT OF NET ASSETS                                                        7

STATEMENT OF OPERATIONS                                                       10

STATEMENT OF CHANGES IN NET ASSETS                                            11

FINANCIAL HIGHLIGHTS                                                          12

NOTES TO FINANCIAL STATEMENTS                                                 13

PORTFOLIO EXPENSES EXAMPLE                                                    19

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------

This report reflects views, opinions, and portfolio holdings as of June 30, 2006, the end of the report period. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of June 30, 2006, are included in the Portfolio's Statement of Net Assets. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market.

COMPARATIVE INDEX AND FUNDS AVERAGE
--------------------------------------------------------------------------------

The comparative index discussed in this report is meant to provide a basis for judging the Portfolio's performance against a specific securities index. The index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio's performance is also compared to a category average based on the average performance of mutual funds classified by Lipper, Inc. The Portfolio may significantly differ in holdings and composition from the index and average. Individuals cannot invest directly in an index or an average.

RUSSELL 2000(R) GROWTH INDEX

The unmanaged Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth rates.

LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

Funds that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Growth Funds Average represents the average performance of 571 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category as of June 30, 2006.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


DEAR SHAREHOLDER:

The U.S. equity market delivered attractive results for most asset classes for the six months ended June 30, 2006. After a robust first quarter, with healthy gains posted by all major averages, many broad equity indexes declined during the quarter ended June 30, 2006. With the successful approval and implementation of improvements to the Old Mutual Insurance Series' investment management and fee structure which were announced at the end of 2005, we have advanced toward our goals of providing enhanced benefits and service to shareholders. As a result of these enhancements, in addition to enjoying broader access to leading investment management firms, shareholders will benefit from significant reductions in expenses and fees.

While the first quarter was characterized by optimism which carried many broad U.S. equity indexes to near-historic highs, the second quarter represented a challenging environment across all capitalization and style disciplines in the U.S. market and globally. During the second quarter, the Federal Reserve sent mixed messages regarding its plans for further future interest rate increases, and continued inflation worries caused instability and increased volatility in the market. The market's uncertainty and a prevailing defensive sentiment during the second quarter took back a portion of the healthy gains registered in all equity asset classes during the first three months of 2006. Despite concerns including rising interest rates, skyrocketing oil prices and inflation, many broad U.S. market indexes remained positive through the first half of 2006.

Value style equity investments outperformed growth for the first six months of 2006, with small-cap value, as measured by the Russell 1000(R) Value Index, posting double digit returns. Stocks in small- and mid-cap companies generally posted stronger performance than large-cap stocks, although large-cap value gained ground during the second quarter amidst mounting uncertainty that led investors to favor larger, more liquid stocks. The technology sector, which had performed strongly during the latter part of 2005, faced a stiff headwind during the first half of 2006, which pushed the tech-heavy NASDAQ Composite Index into negative territory for the first half.

Most of the Old Mutual Insurance Series Fund Portfolios delivered positive absolute results for the six-month period ended June 30, 2006. We invite you to review the pages that follow for a complete performance discussion.

We value your investment in the Old Mutual Insurance Series Fund Portfolios and thank you for your continued support as we continue to serve your investment needs.

Sincerely,

/S/ DAVID J. BULLOCK                [PHOTO OMITTED]

PRESIDENT
OLD MUTUAL INSURANCE SERIES FUND

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW
SUB-ADVISOR: COPPER ROCK CAPITAL PARTNERS, LLC


PERFORMANCE HIGHLIGHTS


O THE PORTFOLIO UNDERPERFORMED THE RUSSELL 2000(R) GROWTH INDEX AND THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE FOR THE PERIOD.

O AN UNDERWEIGHT IN THE CONSUMER STAPLES AND AUTOS AND TRANSPORTATION SECTORS DETRACTED FROM PERFORMANCE OVER THE SIX-MONTH PERIOD.

O INDUSTRIALS AND FINANCIALS WERE THE PORTFOLIO'S TOP CONTRIBUTING SECTORS DURING THE PERIOD.



Q.  HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended June 30, 2006, the Old Mutual Small Cap Growth Portfolio underperformed its benchmark, the Russell 2000(R) Growth Index. The Portfolio gained 1.54% compared to the 6.07% return of the Russell 2000(R) Growth Index. The Portfolio also underperformed the Lipper Small-Cap Growth Funds Average return of 4.82% for the six-month period.


Q.  WHAT INVESTMENT ENVIRONMENT DID THE PORTFOLIO FACE DURING
    THE PAST SIX MONTHS?

A. After a strong first quarter, equity markets reversed course in the second quarter, amid concerns of higher inflation, uncertainty about the Federal Reserve's direction under Chairman Bernanke's leadership, and investors' growing appetite for liquidity. During the second quarter, within the small-cap universe and across the market capitalization spectrum, value-oriented stocks outpaced growth stocks. Rising core inflation, which neared 2.4% and gave way to increasing uncertainty about interest rates, presented an environment ripe for defensive sectors to outperform. Signs of slowing consumer demand coupled with the reconstitution of the Russell 2000(R) Growth Index, impacted performance over the two quarters.


Q.  WHICH MARKET FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

A. The Portfolio is managed by a disciplined fundamental, bottom-up investment analysis approach. While market factors are considered when understanding the fundamentals of a company and the environments in which it operates, overarching macroeconomic themes do not play into the construction of the Portfolio.


Q.  HOW DID SECURITY COMPOSITION AFFECT PORTFOLIO PERFORMANCE?

A. Industrials and financials were the Portfolio's top contributing sectors during the period. A slight underweight in the consumer staples and autos and transportation sectors, primarily due to a lack of names that meet the sub-advisor's fundamental criteria, detracted from performance over the six-month period.

    In terms of stock selection; Ladish, LCA-Vision and Rackable Systems were the top three contributors to performance on an absolute basis. Ladish, a group of metalworking companies that supply highly engineered products and services for aerospace and industrial manufacturers around the world, secured further long-term financing allowing it to continue to secure business growth. LCA-Vision is uniquely positioned as the leading operator of fixed-site laser vision correction services and demand had continued to rise for the service. Rackable Systems, which makes computer servers and storage systems, was one of the Portfolio's top performers in the first quarter. Although it gave back some of its gains during the second quarter, Rackable Systems was still able to produce strong absolute gains for the overall period.

    Detracting from the Portfolio's performance on an absolute basis were Neoware (no longer a Portfolio holding), Hibbett Sporting Goods, and ANADIGICS respectively. Neoware produces desktop workstations known as thin clients, which are used in conjunction with network servers to help enterprises improve computer security, monitoring, and costs. The sub-advisor sold the stock upon the announcement of lower-than-expected sales numbers. Hibbett Sporting Goods started to feel constraints from slowing consumer demand resulting from escalating borrowing costs and higher energy prices. ANADIGICS is a leading supplier of wireless and broadband solutions. The


Small Cap Growth Portfolio
    stock has been hurt as the marketplace has begun to view it as a commodity-like business. However, Copper Rock has continued to believe that one of their businesses, the production of amplifiers and products for the high-end wireless industry, is positioned to outperform and the firm held its position in ANADIGICS' stock.


Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE SMALL-CAP GROWTH MARKET?

A. Copper Rock believes that some of the factors that made the second quarter so challenging are now behind us. The reconstitution of the Russell 2000(R) Growth Index negatively affected active small-cap managers, but it now aligns the index with an accurate representation of the small-cap growth segment of the market.

    Copper Rock continues to look for companies that can grow revenue and show high incremental operating margins that lead to solid earnings growth. Uncertainty in the economy and the direction of interest rates has created more market volatility than has been seen in quite some time. The sub-advisor will look to take advantage of the volatility by identifying new ideas or adding to existing positions when the opportunity arises. Additionally, for the first time in quite a while, there is evidence that consumer spending has slowed and inflationary pressure is subsiding. Factors such as the higher cost of capital and higher energy prices could lead to disappointing results for companies within the retail and technology industries. Thus, the Portfolio is underweight the benchmark in both areas. However, the firm will continue to look for unique growth names in the technology sector, a strategy that has been successful for Copper Rock over longer time periods.



TOP TEN COMMON STOCK HOLDINGS AS OF JUNE 30, 2006 (UNAUDITED)

ESCO Technologies                                             3.2%
--------------------------------------------------------------------------------
LCA-Vision                                                    3.1%
--------------------------------------------------------------------------------
Affiliated Managers Group                                     2.7%
--------------------------------------------------------------------------------
Adams Respiratory Therapeutics                                2.6%
--------------------------------------------------------------------------------
Itron                                                         2.5%
--------------------------------------------------------------------------------
Pinnacle Entertainment                                        2.2%
--------------------------------------------------------------------------------
Signature Bank                                                2.2%
--------------------------------------------------------------------------------
BE Aerospace                                                  2.2%
--------------------------------------------------------------------------------
Pioneer Drilling                                              2.2%
--------------------------------------------------------------------------------
ITT Educational Services                                      2.1%
--------------------------------------------------------------------------------
As a % of Total Portfolio Investments                        25.0%
--------------------------------------------------------------------------------


                                                      Small Cap Growth Portfolio

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                                                    SIX          ONE       ANNUALIZED     ANNUALIZED    ANNUALIZED
                                                  INCEPTION        MONTH        YEAR         3 YEAR         5 YEAR       INCEPTION
                                                    DATE          RETURN       RETURN        RETURN         RETURN        TO DATE
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Growth Portfolio              4/30/01         1.54%        9.06%       11.19%         (2.95)%       (2.99)%
Russell 2000(R) Growth Index                       4/30/01         6.07%       14.58%       16.27%          3.49%         4.37%
Lipper Small-Cap Growth Funds Average+             4/30/01         4.82%       12.65%       14.88%          3.26%         4.14%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index and funds average can be found on page 2.

+ Returns represent the average return of the funds that comprised the Lipper Small-Cap Growth Funds Average as of the beginning of the applicable return period.


VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED--PLOT POINTS ARE AS FOLLOWS:]

                        Old Mutual Small Cap                Russell 2000(R)                 Lipper Small-Cap
                          Growth Portfolio                   Growth Index                 Growth Funds Average
4/30/2001                      $10000                           $10000                           $10000
12/31/2001                       8491                             9537                             9792
12/31/2002                       5121                             6651                             6981
12/31/2003                       8021                             9880                            10168
12/31/2004                       8061                            11294                            11299
12/31/2005                       8422                            11762                            11945
6/30/2006                        8551                            12476                            12520

Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of April 30, 2001 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.


SECTOR WEIGHTINGS AS OF JUNE 30, 2006-- % of Total Portfolio Investments
--------------------------------------------------------------------------------

[PIE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

Consumer Discretionary         18%
Consumer Staples                1%
Energy                         14%
Financials                      9%
Healthcare                     21%
Industrials                    16%
Information Technology         16%
Investment Companies            1%
Repurchase Agreement            1%
Telecom                         2%

STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares        Value
--------------------------------------------------------------------------------
COMMON STOCK -- 96.3%
AEROSPACE/DEFENSE-EQUIPMENT -- 2.2%
BE Aerospace*                          2,965   $    67,780
                                               -----------
Total Aerospace/Defense-Equipment                   67,780
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE -- 2.4%
American Reprographics*                1,200        43,500
Nuance Communications*                 3,100        31,186
                                               -----------
Total Applications Software                         74,686
--------------------------------------------------------------------------------
CASINO HOTELS -- 1.5%
Station Casinos                          700        47,656
                                               -----------
Total Casino Hotels                                 47,656
--------------------------------------------------------------------------------
COMMERCIAL BANKS-EASTERN US -- 2.2%
Signature Bank*                        2,100        67,998
                                               -----------
Total Commercial Banks-Eastern US                   67,998
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 1.0%
Community Bancorp*                       967        30,054
                                               -----------
Total Commercial Banks-Western US                   30,054
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 3.7%
CoStar*                                  850        50,855
PeopleSupport*                         1,200        16,152
Providence Service*                    1,850        50,376
                                               -----------
Total Commercial Services                          117,383
--------------------------------------------------------------------------------
COMPUTERS -- 1.7%
Rackable Systems*                      1,375        54,299
                                               -----------
Total Computers                                     54,299
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 4.6%
Advisory Board*                          578        27,796
Corporate Executive Board                300        30,060
Huron Consulting Group                 1,405        49,301
LECG*                                  2,072        38,270
                                               -----------
Total Consulting Services                          145,427
--------------------------------------------------------------------------------
DIAGNOSTIC KITS -- 0.5%
Quidel*                                1,700        16,150
                                               -----------
Total Diagnostic Kits                               16,150
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 3.2%
ESCO Technologies*                     1,873       100,112
                                               -----------
Total Diversified Manufacturing Operations         100,112
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 2.1%
Diodes*                                  650        26,936
Microsemi*                             1,600        39,008
                                               -----------
Total Electronic Components-Semiconductors          65,944
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares        Value
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS-- 2.4%
Itron*                                 1,275   $    75,556
                                               -----------
Total Electronic Measuring Instruments              75,556
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER-- 1.0%
Greenhill                                500        30,380
                                               -----------
Total Finance-Investment Banker/Broker              30,380
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 3.2%
GFI Group*                             1,075        57,996
International Securities Exchange*     1,112        42,334
                                               -----------
Total Finance-Other Services                       100,330
--------------------------------------------------------------------------------
GAMBLING (NON-HOTEL) -- 2.2%
Pinnacle Entertainment*                2,250        68,963
                                               -----------
Total Gambling (Non-Hotel)                          68,963
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 1.6%
Kenexa*                                  750        23,888
Labor Ready*                           1,150        26,047
                                               -----------
Total Human Resources                               49,935
--------------------------------------------------------------------------------
IMPORT/EXPORT -- 0.6%
Castle Brands*                         2,250        17,438
                                               -----------
Total Import/Export                                 17,438
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 0.6%
Vocus*                                 1,354        19,295
                                               -----------
Total Internet Application Software                 19,295
--------------------------------------------------------------------------------
INTERNET CONNECTIVE SERVICES -- 0.8%
Cogent Communications*                 2,700        25,299
                                               -----------
Total Internet Connective Services                  25,299
--------------------------------------------------------------------------------
INTIMATE APPAREL -- 0.5%
Tefron*                                1,499        17,239
                                               -----------
Total Intimate Apparel                              17,239
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 2.6%
Affiliated Managers Group*               950        82,545
                                               -----------
Total Investment Management/Advisory Services       82,545
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING-- 1.2%
Bucyrus International, Cl A              750        37,875
                                               -----------
Total Machinery-Construction & Mining               37,875
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 0.7%
Phase Forward*                         1,800        20,736
                                               -----------
Total Medical Information Systems                   20,736
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JUNE 30, 2006 (UNAUDITED)


--------------------------------------------------------------------------------
                                                  Market
Description                          Shares        Value
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.7%
Conceptus*                             3,850   $    52,514
                                               -----------
Total Medical Instruments                           52,514
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES-- 1.9%
Covance*                                 950        58,159
                                               -----------
Total Medical Labs & Testing Services               58,159
--------------------------------------------------------------------------------
MEDICAL LASER SYSTEMS -- 3.0%
LCA-Vision                             1,800        95,238
                                               -----------
Total Medical Laser Systems                         95,238
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.9%
American Medical Systems Holdings*     1,650        27,473
                                               -----------
Total Medical Products                              27,473
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.0%
Keryx Biopharmaceuticals*              2,250        31,950
                                               -----------
Total Medical-Biomedical/Genetic                    31,950
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 4.8%
Adams Respiratory Therapeutics*        1,800        80,316
New River Pharmaceuticals*             1,400        39,900
Santarus*                              4,450        29,592
                                               -----------
Total Medical-Drugs                                149,808
--------------------------------------------------------------------------------
MEDICAL-HMO -- 2.2%
Centene*                               1,250        29,412
Sierra Health Services*                  900        40,527
                                               -----------
Total Medical-HMO                                   69,939
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL-- 1.5%
Radiation Therapy Services*            1,800        48,438
                                               -----------
Total Medical-Outpatient/Home Medical               48,438
--------------------------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 1.7%
Ladish*                                1,400        52,458
                                               -----------
Total Metal Processors & Fabricators                52,458
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 2.1%
Pioneer Drilling*                      4,337        66,963
                                               -----------
Total Oil & Gas Drilling                            66,963
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 1.6%
ATP Oil & Gas*                           169         7,086
Berry Petroleum, Cl A                    240         7,956
Cabot Oil & Gas                          600        29,400
Parallel Petroleum*                      243         6,005
                                               -----------
Total Oil Companies-Exploration & Production        50,447
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Market
Description                          Shares        Value
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT-- 1.1%
Dresser-Rand*                          1,500   $    35,220
                                               -----------
Total Oil Field Machinery & Equipment               35,220
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 3.8%
Hercules Offshore*                     1,250        43,750
Trico Marine Services*                 1,400        47,600
W-H Energy Services*                     550        27,956
                                               -----------
Total Oil-Field Services                           119,306
--------------------------------------------------------------------------------
PHYSICAL PRACTICE MANAGEMENT -- 1.5%
Healthways*                              875        46,060
                                               -----------
Total Physical Practice Management                  46,060
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS-- 1.9%
Psychiatric Solutions*                 2,100        60,186
                                               -----------
Total Physical Therapy/Rehabilitation Centers       60,186
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES-- 0.9%
Trammell Crow*                           800        28,136
                                               -----------
Total Real Estate Management/Services               28,136
--------------------------------------------------------------------------------
RECREATIONAL CENTERS -- 1.5%
Life Time Fitness*                     1,050        48,584
                                               -----------
Total Recreational Centers                          48,584
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.5%
Aeropostale*                             825        23,834
Charlotte Russe Holding*                 950        22,743
                                               -----------
Total Retail-Apparel/Shoe                           46,577
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 0.8%
Citi Trends*                             600        25,614
                                               -----------
Total Retail-Discount                               25,614
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.9%
Texas Roadhouse, Cl A*                 2,150        29,068
                                               -----------
Total Retail-Restaurants                            29,068
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 0.7%
Hibbett Sporting Goods*                  903        21,582
                                               -----------
Total Retail-Sporting Goods                         21,582
--------------------------------------------------------------------------------
SCHOOLS -- 3.8%
ITT Educational Services*              1,000        65,810
Laureate Education*                      950        40,498
Strayer Education                        150        14,568
                                               -----------
Total Schools                                      120,876
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Market
Description                          Shares        Value
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 2.1%
ANADIGICS*                             7,350   $    49,392
Hittite Microwave                        472        17,068
                                               -----------
Total Semiconductor Components-
   Integrated Circuits                              66,460
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.1%
Varian Semiconductor
   Equipment Associates*               1,075        35,056
                                               -----------
Total Semiconductor Equipment                       35,056
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 2.0%
CommScope*                             1,950        61,269
                                               -----------
Total Telecommunications Equipment                  61,269
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.9%
Cbeyond Communications*                1,350        29,444
                                               -----------
Total Telecommunications Services                   29,444
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.6%
Theravance*                              850        19,448
                                               -----------
Total Therapeutics                                  19,448
--------------------------------------------------------------------------------
TRANSACTIONAL SOFTWARE -- 1.8%
VeriFone Holdings*                     1,873        57,089
                                               -----------
Total Transactional Software                        57,089
--------------------------------------------------------------------------------
TRANSPORT-TRUCK -- 0.8%
Knight Transportation                  1,250        25,250
                                               -----------
Total Transport-Truck                               25,250
--------------------------------------------------------------------------------
WEB HOSTING/DESIGN -- 2.8%
Equinix*                                 950        52,117
NIC*                                   2,129        15,393
Website Pros*                          1,912        19,674
                                               -----------
Total Web Hosting/Design                            87,184
--------------------------------------------------------------------------------
WIRE & CABLE PRODUCTS -- 0.9%
Superior Essex*                          985        29,481
                                               -----------
Total Wire & Cable Products                         29,481
                                               -----------
TOTAL COMMON STOCK (COST $2,781,072)             3,028,357
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Face         Market
Description                          Amount        Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.7%
Morgan Stanley 5.050%, dated 06/30/06,
   to be repurchased on 07/03/06,
   repurchase price $53,015
   (collateralized by U.S. Government
   obligation, par value $168,131,
   6.125%, 11/15/27, total market
   value $54,053)(A)                $ 52,992   $    52,992
                                               -----------
TOTAL REPURCHASE AGREEMENT (COST $52,992)           52,992
--------------------------------------------------------------------------------
TOTAL INVESTMENTS-- 98.0% (COST $2,834,064)      3,081,349
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 2.0%
Receivable for investment securities sold          137,751
Receivable from investment advisor                   1,028
Payable for investment securities purchased        (81,560)
Other assets and liabilities, net                    5,058
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES                  62,277
--------------------------------------------------------------------------------
NET ASSETS-- 100.0%                            $ 3,143,626
--------------------------------------------------------------------------------

NET ASSETS:
Paid-in-capital ($0.001 par value)
   based on 367,677 outstanding
   shares of beneficial interest               $ 4,670,562
Accumulated net investment loss                    (14,307)
Accumulated net realized loss on investments    (1,759,914)
Net unrealized appreciation on investments         247,285
                                               -----------
NET ASSETS                                     $ 3,143,626
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                   $8.55
--------------------------------------------------------------------------------

* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
HMO -- Health Maintenance Organization

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)


---------------------------------------------------------------------------------------------------
                                                                           OLD MUTUAL
                                                                   SMALL CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                                            $    1,746
     Interest                                                                  2,327
---------------------------------------------------------------------------------------------------
       TOTAL INVESTMENT INCOME                                                 4,073
---------------------------------------------------------------------------------------------------
EXPENSES:
     Management Fees                                                          16,319
     Trustees' Fees                                                              502
     Transfer Agent Fees                                                      11,025
     Custodian Fees                                                            6,068
     Printing Fees                                                             5,194
     Professional Fees                                                           757
     Other Fees                                                                  561
---------------------------------------------------------------------------------------------------
       TOTAL EXPENSES                                                         40,426
---------------------------------------------------------------------------------------------------
LESS:
     Waiver of Management Fees                                               (16,319)
     Reimbursement from Investment Advisor                                    (5,727)
---------------------------------------------------------------------------------------------------
       NET EXPENSES                                                           18,380
---------------------------------------------------------------------------------------------------
     NET INVESTMENT LOSS                                                     (14,307)
---------------------------------------------------------------------------------------------------
     Net Realized Gain from
       Security Transactions                                                 946,978
     Net Change in Unrealized
       Depreciation on Investments                                          (872,094)
---------------------------------------------------------------------------------------------------
     NET REALIZED AND UNREALIZED
       GAIN ON INVESTMENTS                                                    74,884
---------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS                                          $   60,577
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 2005, RESPECTIVELY


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    OLD MUTUAL
                                                                                            SMALL CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        1/1/06 to
                                                                                         6/30/06                   1/1/05 to
                                                                                       (Unaudited)                 12/31/05
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Loss                                                               $   (14,307)               $   (37,462)
   Net Realized Gain from Security Transactions                                          946,978                    425,130
   Net Change in Unrealized Depreciation on Investments                                 (872,094)                  (277,875)
---------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations                                   60,577                    109,793
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued                                                                         179,131                    131,428
   Shares Redeemed                                                                      (394,385)                (1,333,379)
---------------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets Derived from Capital Share Transactions                       (215,254)                (1,201,951)
---------------------------------------------------------------------------------------------------------------------------------
   Total Decrease in Net Assets                                                         (154,677)                (1,092,158)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                                                 3,298,303                  4,390,461
---------------------------------------------------------------------------------------------------------------------------------
   End of Period                                                                     $ 3,143,626                $ 3,298,303
---------------------------------------------------------------------------------------------------------------------------------
 Accumulated Net Investment Loss                                                     $   (14,307)               $        --
---------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   Shares Issued                                                                          20,278                     16,915
   Shares Redeemed                                                                       (44,517)                  (169,713)
---------------------------------------------------------------------------------------------------------------------------------
   Net Decrease in Shares Outstanding                                                    (24,239)                  (152,798)
---------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED) AND THE YEARS ENDED DECEMBER 31



                                                           Net
                  Net                                 Realized and
                 Asset                                 Unrealized                               Dividends
                Value,                 Net                Gains               Total             from Net          Distributions
               Beginning           Investment           (Losses)               From            Investment         from Capital
               of Period              Loss            on Securities         Operations           Income               Gains
------------------------------------------------------------------------------------------------------------------------------------

 OLD MUTUAL SMALL CAP GROWTH PORTFOLIO

  2006*         $ 8.42              $(0.04) 2           $  0.17              $  0.13             $--                  $--
  2005            8.06               (0.08) 2              0.44                 0.36              --                   --
  2004            8.02               (0.08) 2              0.12                 0.04              --                   --
  2003            5.12               (0.07) 2              2.97                 2.90              --                   --
  2002            8.49               (0.07)               (3.30)               (3.37)             --                   --
  2001 1         10.00               (0.02)               (1.49)               (1.51)             --                   --
------------------------------------------------------------------------------------------------------------------------------------



                                                                                                                        Ratio of Net
                  Total                   Net                                                          Ratio             Investment
                 Dividends           Asset Value,                                 Net               of Expenses             Loss
                    and                   End               Total             Assets, End           to Average           to Average
               Distributions           of Period            Return             of Period            Net Assets           Net Assets
------------------------------------------------------------------------------------------------------------------------------------

 OLD MUTUAL SMALL CAP GROWTH PORTFOLIO

  2006*            $--                   $8.55              1.54%+             $3,143,626             1.07%**             (0.83)%**
  2005              --                    8.42              4.47%               3,298,303             1.20%               (1.01)%
  2004              --                    8.06              0.50%               4,390,461             1.20%               (1.13)%
  2003              --                    8.02             56.64%               5,866,653             1.20%               (1.13)%
  2002              --                    5.12            (39.69)%              5,419,380             1.20%               (1.15)%
  2001 1            --                    8.49            (15.10)%+             8,532,828             1.20%**             (0.84)%**
------------------------------------------------------------------------------------------------------------------------------------

                     Ratio
                  of Expenses
                  to Average
                  Net Assets
                  (Excluding             Portfolio
                  Waivers and            Turnover
                Reimbursements)            Rate
----------------------------------------------------

 OLD MUTUAL SMA

  2006*             2.35%**              196.16%+
  2005              2.39%                 64.42%
  2004              1.94%                 80.70%
  2003              1.79%                 67.82%
  2002              1.69%                114.11%
  2001 1            2.60%**               56.26%+
----------------------------------------------------

 * For the six-month period ended June 30, 2006.
** Annualized.
 + Total return and portfolio turnover have not been annualized.
 1 Commenced operations on April 30, 2001.
 2 Per share calculations were performed using the average shares for the period.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (UNAUDITED)


1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth Portfolio") is a series fund of Old Mutual Insurance Series Fund, (the "Trust"), a Delaware statutory trust. Prior to November 2005, the Trust was previously known as PBHG Insurance Series Fund and the Small Cap Growth Portfolio was known as the Liberty Ridge Small Cap Growth Portfolio. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Small Cap Growth Portfolio and seven other funds: the Old Mutual Growth II Portfolio (the "Growth II Portfolio"), the Old Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Old Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Old Mutual Select Value Portfolio (the "Select Value Portfolio"), the Old Mutual Small Cap Portfolio (the "Small Cap Portfolio"), and the Old Mutual Columbus Circle Technology and Communications Portfolio (the "Technology and Communications Portfolio"), (each a "Portfolio" and collectively, the "Portfolios").

Each Portfolio of the Trust is classified as a diversified management investment company, with the exception of the Large Cap Growth Concentrated Portfolio and the Technology and Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements for the Small Cap Growth Portfolio are presented in this report; the financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2006, 100% of the outstanding shares of the Small Cap Growth Portfolio were held by the separate account of one participating insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Small Cap Growth Portfolio in the preparation of its financial statements.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

SECURITY VALUATION -- Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Trust uses prices reported by pricing services to calculate the market value of securities in the Portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Portfolio's Fair Value Procedures are implemented through a Fair Value Committee designated by the Board. The valuation is assigned to Fair Valued Securities for purposes of calculating a Portfolio's net asset value ("NAV"). Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

SECURITY TRANSACTIONS AND DIVIDEND & INTEREST INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at

AS OF JUNE 30, 2006 (UNAUDITED)


the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income for a Portfolio are declared annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Dividends paid from a Portfolio from net investment income and distributions from net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

FOREIGN WITHHOLDING TAXES -- A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- Per the terms of an informal agreement with U.S. Bank, N.A. ("U.S. Bank") (formerly Wachovia Bank, N.A.), the custodian of the Trust, if a Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with U.S. Bank on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with U.S. Bank on the following day.

FOREIGN CURRENCY CONVERSION-- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

    (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

FUTURES CONTRACTS -- A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Small Cap Growth Portfolio had no outstanding futures contracts as of June 30, 2006.

OPTIONS -- A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Small Cap Growth Portfolio had no outstanding options contracts as of June 30, 2006.

COMMISSION RECAPTURE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolios. Commission Recapture arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the Small Cap Growth Portfolio received $0 during the six-month period ended June 30, 2006.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the six-month period ended June 30, 2006, no interest was earned under this arrangement.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND
   OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

INVESTMENT ADVISOR -- Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as investment advisor to each Portfolio, replacing Liberty Ridge Capital ("Liberty Ridge"), the Trusts' previous advisor. Old Mutual Capital is an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Old Mutual Capital was appointed on an interim basis pursuant to an interim advisory agreement ("Interim Agreement") pending shareholder approval of a new management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Under the terms of the Interim Agreement, Old Mutual Capital was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services, as described in the "Administrator" section below. In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate as shown below. The Management Fee paid to Old Mutual Capital under the terms of the Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio. The rates have been in effect since January 1, 2006.

                                                           MANAGEMENT FEE BREAKPOINT ASSET THRESHOLDS
------------------------------------------------------------------------------------------------------------------------------------
                              $0 TO       $300 MILLION    $500 MILLION   $750 MILLION    $1.0 BILLION   $1.5 BILLION
                             LESS THAN     TO LESS THAN   TO LESS THAN   TO LESS THAN    TO LESS THAN   TO LESS THAN  $2.0 BILLION
                           $300 MILLION    $500 MILLION   $750 MILLION   $1.0 BILLION    $1.5 BILLION   $2.0 BILLION   OR GREATER
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap
  Growth Portfolio             0.95%           0.90%          0.85%          0.80%           0.75%          0.70%         0.65%

ADMINISTRATOR -- Effective January 1, 2006, Old Mutual Capital replaced Old Mutual Fund Services as administrator to the Trust and the Portfolios. Under the terms of the Management Agreement, Old Mutual Capital receives the Management Fees listed above for providing both advisory and administrative services. The fee that Old Mutual Capital receives for providing these services is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

EXPENSE LIMITATION AGREEMENT -- In the interest of limiting expenses of the Small Cap Growth Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), through December 31, 2008, with respect to the Small Cap Growth Portfolio, pursuant to which the Advisor has contractually agreed to waive or limit its fees and to assume other expenses of the Small Cap Growth Portfolio to the extent necessary to limit the total annual expenses to no more than 1.07% of the Small Cap Growth Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Small Cap Growth Portfolio's business.

REIMBURSEMENT OF MANAGEMENT FEES WAIVED -- The Advisor may seek reimbursement for Management Fees waived or reimbursed and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived. Reimbursement by the Small Cap Growth Portfolio of the Management Fees waived or reimbursed and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Small Cap Growth Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Small Cap Growth Portfolio to exceed 1.07%. Consequently, no reimbursement by the Small Cap Growth Portfolio will be made unless: (i) the Small Cap Growth Portfolio's assets exceed $75 million; (ii) the Small Cap Growth Portfolio's total annual expense ratio is less than 1.07%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses previously paid by Liberty Ridge as the previous investment advisor. As of June 30, 2006, the net assets of the Small Cap Growth Portfolio are less than $75 million.

At June 30, 2006, pursuant to the above, the amount of previously waived and reimbursed fees for the Small Cap Growth Portfolio for which the Advisor may seek reimbursement was $22,046.

AS OF JUNE 30, 2006 (UNAUDITED)


SUB-ADVISORY AGREEMENT -- Effective January 1, 2006, the Trust, on behalf of the Small Cap Growth Portfolio, and the Advisor entered into an interim sub-advisory agreement with Copper Rock Capital Partners, LLC. to provide sub-advisory services to the Small Cap Growth Portfolio on an interim basis pending shareholder approval of the final sub-advisory agreement ("Sub-Advisory Agreement"), which was received on April 19, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of the Small Cap Growth Portfolio net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fees are calculated as follows:

                             $0 TO       $300 MILLION      $500 MILLION   $750 MILLION   $1.0 BILLION   $1.5 BILLION
                            LESS THAN     TO LESS THAN     TO LESS THAN   TO LESS THAN   TO LESS THAN   TO LESS THAN  $2.0 BILLION
                          $300 MILLION    $500 MILLION     $750 MILLION   $1.0 BILLION   $1.5 BILLION   $2.0 BILLION   OR GREATER
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap
  Growth Portfolio            0.60%           0.55%            0.50%          0.45%          0.40%          0.35%         0.30%

SUB-ADMINISTRATOR -- SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in providing administrative services to the Trust. Pursuant to an amended and restated administration agreement between Old Mutual Capital and the Sub-Administrator, the Sub-Administrator will be paid a portion of Old Mutual Capital's fees based on the resulting higher value from the following calculations (A) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds, and Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.

The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party.

DISTRIBUTOR -- The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH. The Distributor receives no compensation for serving in such capacity.

TRANSFER AGENT -- DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interest in the Trust.

CUSTODIAN-- U.S. Bank serves as the custodian for the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and the Distributor, received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Small Cap Growth Portfolio for the six-month period ended June 30, 2006, amounted to $6,586,424 and $6,856,888, respectively.

5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

It is the Small Cap Growth Portfolio's intention to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2005, primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, were reclassified to/from the following accounts:

                                                    INCREASE
                  DECREASE                      UNDISTRIBUTED NET
               PAID-IN-CAPITAL                  INVESTMENT INCOME
----------------------------------------------------------------------
                  $(37,462)                          $37,462
----------------------------------------------------------------------

These reclassifications had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2005 and December 31, 2004, respectively.

As of December 31, 2005, the components of accumulated losses were as follows:

CAPITAL LOSS CARRYFORWARDS EXPIRING:
-----------------------------------------------------------------------
  December 2010                                           $(1,953,409)
  December 2011                                              (750,921)
  Unrealized appreciation                                   1,116,817
-----------------------------------------------------------------------
                                                          $(1,587,513)
-----------------------------------------------------------------------

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. During the year ended December 31, 2005, the Small Cap Growth Portfolio utilized $407,559 of capital loss carryforwards to offset net realized capital gains.

The federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Small Cap Growth Portfolio for federal income tax purposes at June 30, 2006 were as follows:

                                                                               NET
                 FEDERAL         UNREALIZED            UNREALIZED          UNREALIZED
                TAX COST        APPRECIATION          DEPRECIATION        APPRECIATION
------------------------------------------------------------------------------------------
               $2,834,064         $331,462              $(84,177)           $247,285

6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Small Cap Growth Portfolio are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Small Cap Growth Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

SMALL COMPANY RISK. The Small Cap Growth Portfolio invests in small-size companies. While small-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Small Cap Growth Portfolio could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Small Cap Growth Portfolio's growth style of investing, and the Small Cap Growth Portfolio's returns may vary considerably from other equity funds using different investment styles.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Small Cap Growth Portfolio may overweight specific industries within certain sectors, which may cause the Small Cap Growth Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Small Cap Growth Portfolio's performance may be impacted by general economic conditions, worldwide scientific and technological developments, product cycles, competition, and government regulation.

NOTES TO FINANCIAL STATEMENTS -- concluded
AS OF JUNE 30, 2006 (UNAUDITED)


7. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of each of Old Mutual Advisor Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending is conducted pursuant to an exemptive order granted by the Securities and Exchange Commission in August 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended June 30, 2006.

8. LITIGATION WITH RESPECT TO FORMER INVESTMENT ADVISOR
--------------------------------------------------------------------------------

In June 2004, the Trust's former investment advisor, Liberty Ridge, reached settlement agreements with respect to market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") related to activity in PBHG Funds (now known as the Old Mutual Advisor Funds II), an investment company in the same mutual fund complex having the same Board of Trustees as the Trust. Under the NYAG settlement, if certain terms and undertakings in that settlement are not met, the NYAG settlement stipulates that Liberty Ridge (formerly known as Pilgrim Baxter & Associates, Ltd. ("PBA")) shall promptly terminate its management of any Portfolio. In this event, the Board of Trustees would be required to seek new investment management of the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including a class action suit ("Class Action Suit") and a separate derivative suit ("Derivative Suit") (together, the "Civil Litigation"), have been filed against Liberty Ridge, PBHG Funds, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action.

The Civil Litigation is primarily based upon allegations that the defendants engaged in, or facilitated market timing in the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including, but not limited to: (i) violations of various provisions of the federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees on the Board, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On September 2, 2005, PBA was served with a cease and desist order by the West Virginia state auditor (the "WVAG Litigation). The Trust was not named as a defendant in these proceedings. The state auditor alleges that PBA, and others, violated the West Virginia Uniform Securities Act, West Virginia Codes sections 32-1-101 et seq., by, among other things, failing to disclose the alleged market timing activities to their shareholders. The state auditor seeks an order directing PBA to (i) cease and desist from further violations of the Securities Act of 1933; (ii) disgorge all fees received from the illegal conduct; (iii) pay all administrative and investigatory costs and attorney fees; and (iv) pay an administrative assessment in the amount determined by the auditor. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies (such actions, together with the Civil Litigation and the WVAG Litigation, the "Litigation").

At this stage of the Litigation, it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. In addition, if Liberty Ridge is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940. Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge, including Old Mutual Capital and Copper Rock Capital Partners, a sub-advisor to the Trust, from serving as an investment advisor to any registered investment company, including the Trust. The Trust has been informed that if these results occur, exemptive relief from the SEC will be sought to permit Liberty Ridge and any affiliated entity to serve as an advisor or sub-advisor to the Trust. There is no assurance that such exemptive relief will be granted.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)


SIX-MONTH HYPOTHETICAL EXPENSE EXAMPLE -- JUNE 30, 2006 (UNAUDITED)


EXAMPLE. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Small Cap Growth Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six month period ended June 30, 2006.

ACTUAL EXPENSES. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Small Cap Growth Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Small Cap Growth Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Small Cap Growth Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Small Cap Growth Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                                               ANNUALIZED               EXPENSES
                                                  BEGINNING               ENDING                 EXPENSE                  PAID
                                                   ACCOUNT               ACCOUNT                 RATIOS                  DURING
                                                    VALUE                 VALUE               FOR THE SIX-             SIX-MONTH
                                                    1/1/06               6/30/06              MONTH PERIOD              PERIOD*
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
  Actual Portfolio Return                         $1,000.00              $1,015.40                 1.07%                 $5.35
  Hypothetical 5% Return                           1,000.00               1,019.49                 1.07                   5.36
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Small Cap Growth Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[LOGO OMITTED] OLD MUTUAL INSURANCE SERIES FUND



CONTACT US FOR MORE INFORMATION ABOUT THE OLD MUTUAL INSURANCE SERIES FUND


BY TELEPHONE

         1-800-347-9256

BY MAIL

         Old Mutual Insurance Series Fund
         P.O. Box 419229
         Kansas City, MO 64141-6229

IN PERSON

         4643 South Ulster Street, 6th Floor
         Denver, CO 80237

ON THE INTERNET

         www.omfunds.com



This semi-annual report is for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus for Old Mutual Insurance Series Fund and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Portfolio. You should read the prospectus carefully before you invest. The figures in this report present past results which are not a guarantee of future results. The return and principal value of an investment in a Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Managers' comments are as of June 30, 2006, are subject to change, and may not reflect their current views. This material represents the managers' assessment of their Portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the Portfolios or any stock in particular. The purchase and sale information provided should not be construed as a recommendation to purchase or sell a particular security. There is no assurance, as of the date of publication of this material, that the securities purchased remain in the Portfolio or that the securities sold have not been repurchased.

Old Mutual Insurance Series Fund is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The performance shown in this report does not reflect the fees and expenses associated with the variable insurance products. You should contact the appropriate insurance company for that information. Variable insurance products are intended to be long-term investment vehicles. Early redemptions could be subject to surrender charges imposed by the insurance company and tax penalties imposed under the relevant tax code(s). If you have questions about the tax implications of these vehicles, you should contact a qualified tax professional.

A description of the guidelines that a Portfolio or the Portfolio's investment advisor/sub-advisor uses to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30, 2006 is available without charge (i) upon request, by calling 800-347-9256; and (ii) on the Commission's Website at http//www.sec.gov.

The Old Mutual Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 1-800-347-9256 or by visiting the Securities Exchange Commission Website at www.sec.gov [http://www.sec.gov/] .

Old Mutual Insurance Series Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



DISTRIBUTOR: Old Mutual Investment Partners, Member NASD, SIPC.

D-06-384  07/2006

Item 2.    Code of Ethics.

Not applicable.

Item 3.    Audit Committee Financial Expert.

Not applicable.

Item 4.    Principal Accountant Fees and Services.

Not applicable.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Schedule of Investments.

SCHEDULE I - INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the board of trustees of Old Mutual Insurance Series Fund (the "registrant"), where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.   Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant's management, including the registrant's PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) During the quarter ended June 30, 2006, there has been no change in the registrant's internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12.  Exhibits.

(a)(1) Not applicable to semiannual reports.

(a)(2) Attached hereto as Exhibit EX-99.CERT.

(a)(3) Not applicable.

(b) Attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


OLD MUTUAL INSURANCE SERIES FUND



By: /s/ David J. Bullock
---------------------------
David J. Bullock, President

Date: August 25, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ David J. Bullock
---------------------------------------------
David J. Bullock, Principal Executive Officer

Date:  August 25, 2006




By: /s/  Mark E. Black
------------------------------------------
Mark E. Black, Principal Financial Officer

Date:  August 25, 2006